                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8090

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact name of registrant as specified in charter)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               (Address of principal executive offices) (Zip code)

                             Dennis L. Schoff, Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801
                     (Name and address of agent for service)

                        Copies of all communications to:
                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                              Washington, D.C. 2006

                              Colleen E. Tonn Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801

Registrant's telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 through December 31, 2004

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust - Aggressive Growth Fund Lincoln Variable Insurance Products Trust - Bond Fund
Lincoln Variable Insurance Products Trust - Capital Appreciation Fund Lincoln Variable Insurance Products Trust - Equity-Income Fund
Lincoln Variable Insurance Products Trust - Global Asset Allocation Fund Lincoln Variable Insurance Products Trust - Growth and Income Fund Lincoln Variable Insurance Products Trust - International Fund
Lincoln Variable Insurance Products Trust - Managed Fund
Lincoln Variable Insurance Products Trust - Money Market Fund
Lincoln Variable Insurance Products Trust - Social Awareness Fund Lincoln Variable Insurance Products Trust - Special Opportunities Fund

                             AGGRESSIVE GROWTH FUND

                              (T.ROWE PRICE LOGO)

                               Lincoln Variable
                               Insurance Products Trust-
                               Aggressive Growth Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- AGGRESSIVE GROWTH FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:
                                                             (T.ROWE PRICE LOGO)

The Fund returned 13.7% (Standard Class with distributions reinvested) for the fiscal year 2004, while its benchmark, the Russell Midcap Growth Index* returned 15.5% for the year ended December 31, 2004.

Effective January 1, 2004, T. Rowe Price became the Sub-Adviser to the Fund. T. Rowe Price completed the transition of the portfolio securities on January 9, 2004. Since the transition through December 31, 2004, the Fund rose 13.2% and the Russell Midcap Growth Index advanced 13.4%.

U.S. stock prices rose in 2004, extending 2003's brisk gains. After beginning the year on a strong note, the market struggled to make headway as economic growth moderated. Later on, equities rallied as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following President Bush's re-election. As measured by various Russell indexes, mid-cap growth stocks outpaced the broad equity market.

In absolute terms, the fund's gain was broad-based, with holdings in nearly every sector of investment generating strong increases. Versus the index, holdings in the consumer discretionary and financials sectors had the largest negative impact on performance. Positions in the information technology, industrials and business services, and health care sectors were the main contributors.

As of December 31, our largest investments were in the information technology, consumer discretionary and health care sectors. Financials, as well as industrials and business services, made up a smaller percentage of the portfolio. The fund has minimal exposure to the energy, consumer staples, materials, and telecommunications services sectors.

The stocks making the largest positive contribution to absolute performance this period were Adobe Systems, Station Casinos, Moody's Corporation, Research In Motion, and WellChoice. The largest detractors were Synopsys, Novellus Systems, Xilinx, Altera, and Intersil.

The underlying fundamentals of our portfolio companies are very strong. The market is beginning to focus more on consistent earnings growers and, as a result, we have been moderating our above-average level of diversification stance by slowly decreasing the number of holdings in the portfolio. Our fully invested approach focuses on strong businesses and management with a long-term orientation. We continue to expect our tilts to benefit the portfolio as we move deeper into the economic recovery.

T. Rowe Price
Donald J. Peters

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                   AGGRESSIVE GROWTH FUND
                                                                   STANDARD CLASS SHARES           RUSSELL MIDCAP GROWTH INDEX
                                                                   ----------------------          ---------------------------
12/31/94                                                                  10000                              10000
                                                                          13415                              13398
                                                                          15698                              15739
                                                                          19323                              19287
                                                                          18125                              22732
                                                                          25815                              34393
                                                                          25121                              30353
                                                                          16758                              24236
                                                                          11694                              17594
                                                                          15508                              25109
12/31/04                                                                  17627                              28996

This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,627. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have grown to $28,996. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +13.66%
-------------------------------------------------------
Five Years                                      - 7.35%
-------------------------------------------------------
Ten Years                                       + 5.83%
-------------------------------------------------------

The Service Class shares total return was 13.37% for the year ended 12/31/04 and its average annual total return was 21.24% for the period from 5/15/03 (commencement of operations) to 12/31/04.

* The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. Russell MidCap Companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

                           Aggressive Growth Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND

DISCLOSURE
     OF FUND EXPENSES

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return", provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                      Expenses
                                Beginning    Ending                  Paid During
                                 Account     Account    Annualized     Period
                                  Value       Value      Expense      7/1/04 to
                                 7/1/04     12/31/04      Ratios      12/31/04*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class                  $1,000.00   $1,068.30      0.93%        $4.84
Service Class                    1,000.00    1,066.90      1.18%         6.13
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class                  $1,000.00   $1,020.46      0.93%        $4.72
Service Class                    1,000.00    1,019.20      1.18%         5.99
--------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                           Aggressive Growth Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
                         SECTOR                            OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   99.95%
------------------------------------------------------------------------
Aerospace & Defense                                             0.58%
Automobiles & Automotive Parts                                  0.27%
Banking & Finance                                              10.32%
Building & Materials                                            2.03%
Business Services                                               2.77%
Cable, Media & Publishing                                       7.49%
Chemicals                                                       1.43%
Computers & Technology                                         14.04%
Consumer Products                                               0.37%
Consumer Services                                               2.85%
Electronics & Electrical Equipment                             10.94%
Energy                                                          2.72%
Environmental Services                                          0.23%
Farming & Agriculture                                           0.21%
Food, Beverage & Tobacco                                        1.08%
Healthcare & Pharmaceuticals                                   18.64%
Industrial Machinery                                            0.97%
Insurance                                                       3.60%
Leisure, Lodging & Entertainment                                5.79%
Metals & Mining                                                 0.21%
Packaging & Containers                                          0.26%
Retail                                                          6.56%
Telecommunications                                              3.17%
Textiles, Apparel & Furniture                                   1.14%
Transportation & Shipping                                       2.28%
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          0.18%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              100.13%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (0.13%)
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                           Aggressive Growth Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK- 99.95%
    AEROSPACE & DEFENSE-0.58%
    Empresa Brasileira de Aeronautica ADR......    11,000    $   367,840
    Rockwell Collins...........................    30,300      1,195,032
                                                             -----------
                                                               1,562,872
                                                             -----------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.27%
    ITT Industries.............................     8,800        743,160
                                                             -----------
                                                                 743,160
                                                             -----------
    BANKING & FINANCE-10.32%
  + AmeriTrade Holding.........................    75,000      1,066,500
    AMVESCAP ADR...............................    31,100        390,616
    Boston Private Financial Holdings..........    20,600        580,302
    City National..............................     7,400        522,810
    East-West Bancorp..........................    10,000        419,600
    Eaton Vance................................    31,300      1,632,295
    Edwards (A.G.).............................    12,900        557,409
    Federated Investors Class B................    21,900        665,760
    First Horizon National.....................    15,900        685,449
    Franklin Resources.........................    38,100      2,653,665
    Investors Financial Services...............    28,700      1,434,426
    Janus Capital Group........................    27,500        462,275
  + LeBranche & Company........................    45,900        411,264
    Legg Mason.................................    17,550      1,285,713
    Mellon Financial...........................    53,200      1,655,052
    Moody's....................................    26,900      2,336,265
    North Fork Bancorporation..................    25,800        744,330
    Northern Trust.............................    53,300      2,589,314
    Raymond James Financial....................    20,850        645,933
    Schwab (Charles)...........................   118,500      1,417,260
    SEI Investments............................    18,800        788,284
  + Silicon Valley Bancshares..................    12,500        560,250
    State Street...............................    49,100      2,411,792
    Synovus Financial..........................    27,400        783,092
    UCBH Holdings..............................    13,700        627,734
    Waddell & Reed Financial Class A...........    28,700        685,643
                                                             -----------
                                                              28,013,033
                                                             -----------
    BUILDING & MATERIALS-2.03%
    Centex.....................................    13,600        810,288
    KB HOME....................................     4,500        469,800
    Lennar Class A.............................    28,600      1,621,048
    Pulte Homes................................     6,000        382,800
  + Toll Brothers..............................    14,000        960,540
  + Trex.......................................    13,900        728,916
    Winnebago Industries.......................    13,600        531,216
                                                             -----------
                                                               5,504,608
                                                             -----------
    BUSINESS SERVICES-2.77%
    ARAMARK Class B............................    28,200        747,582
    Corporate Executive Board..................    14,600        977,324
  + Dun & Bradstreet...........................    10,400        620,360
  + Iron Mountain..............................    37,950      1,157,096
  + ITT Educational Services...................    14,600        694,230
  + Lecg.......................................    38,000        708,700
    Manpower...................................    19,500        941,850

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    BUSINESS SERVICES (CONTINUED)
    Robert Half International..................    38,800    $ 1,141,884
    Watson Wyatt & Company Holdings............    19,100        514,745
                                                             -----------
                                                               7,503,771
                                                             -----------
    CABLE, MEDIA & PUBLISHING-7.49%
  + Citadel Broadcasting.......................    23,200        375,376
  + Cox Radio Class A..........................    56,900        937,712
  + Cumulus Media..............................    21,000        316,680
    Dow Jones & Company........................    15,100        650,206
  + Entercom Communications....................    17,500        628,075
  + Getty Images...............................    24,000      1,652,400
    Harte-Hanks................................    23,900        620,922
  + Lamar Advertising..........................    18,400        787,152
    McGraw-Hill Companies......................    10,700        979,478
    Meredith...................................    28,200      1,528,440
  + Monster Worldwide..........................    41,300      1,389,332
    New York Times.............................    22,300        909,840
    Omnicom Group..............................    13,900      1,172,048
  + Radio One-Class D..........................    50,900        820,508
  + Regent Communications......................    75,000        397,500
  + Salem Communications Class A...............    26,000        648,700
    Scripps (E.W.).............................    23,200      1,120,096
  + Spanish Broadcasting Systems Class A.......    70,000        739,200
  + Univision Communications Class A...........    61,700      1,805,959
    Washington Post Class B....................     1,000        983,020
  + Westwood One...............................    31,100        837,523
    WPP Group ADR..............................    18,700      1,021,955
                                                             -----------
                                                              20,322,122
                                                             -----------
    CHEMICALS-1.43%
    Avery Dennison.............................     8,900        533,733
    Ecolab.....................................    23,100        811,503
    Engelhard..................................    15,600        478,452
    Praxair....................................    18,300        807,945
    Sigma-Aldrich..............................     9,000        544,140
    Valspar....................................    13,900        695,139
                                                             -----------
                                                               3,870,912
                                                             -----------
    COMPUTERS & TECHNOLOGY-14.04%
    Adobe Systems..............................    41,900      2,628,805
  + Affiliated Computer Services Class A.......    15,800        951,002
  + AMIS Holdings..............................    37,900        626,108
  + BMC Software...............................    35,600        662,160
  + Cadence Design Systems.....................    36,800        508,208
    CDW........................................    24,500      1,625,575
    Certegy....................................    31,400      1,115,642
  + Check Point Software Technology............    27,200        669,936
  + ChoicePoint................................    30,100      1,384,299
  + Citrix Systems.............................    32,100        787,413
  + Cognizant Technology Solutions.............    38,600      1,633,938
  + Cognos.....................................    26,300      1,158,778
    Diebold....................................     9,500        529,435
  + DST Systems................................    18,900        985,068
  + Electronic Arts............................    18,200      1,122,576

                           Aggressive Growth Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    COMPUTERS & TECHNOLOGY (CONTINUED)
  + F5 Networks................................    16,800    $   818,496
    FactSet Research Systems...................    15,700        917,508
    Fair Isaac.................................    14,250        522,690
  + FileNet....................................    10,000        257,600
  + Fiserv.....................................    26,300      1,056,997
    Global Payments............................     8,800        515,152
    Henry (Jack) & Associates..................    20,000        398,200
  + Hyperion Solutions.........................    10,000        466,200
    IMS Health.................................    45,900      1,065,339
  + Internet Security Systems..................    23,000        534,750
  + Intuit.....................................    27,300      1,201,473
  + Kronos.....................................    11,600        593,108
  + Lexmark International......................    28,700      2,439,500
  + MatrixOne..................................    73,000        478,150
  + McAfee.....................................    37,800      1,093,554
  + Mercury Computer Systems...................    15,800        468,944
  + Mercury Interactive........................    16,400        747,020
    National Instruments.......................    15,150        412,838
  + Network Appliance..........................    24,700        820,534
  + Red Hat....................................    92,700      1,237,545
  + Sina.......................................    30,400        974,624
  + SunGard Data Systems.......................    24,300        688,419
  + Synopsys...................................    41,000        804,420
  + VeriSign...................................    23,200        777,664
  + VERITAS Software...........................    42,000      1,199,100
  + Websense...................................     9,000        456,480
  + Zebra Technologies Class A.................    13,250        745,710
                                                             -----------
                                                              38,080,958
                                                             -----------
    CONSUMER PRODUCTS-0.37%
    Clorox.....................................     9,600        565,728
    Estee Lauder Class A.......................    10,300        471,431
                                                             -----------
                                                               1,037,159
                                                             -----------
    CONSUMER SERVICES-2.85%
  + Apollo Group Class A.......................    26,805      2,163,432
    Block (H&R)................................    13,400        656,600
  + Career Education...........................    13,800        552,000
  + DeVry......................................    25,100        435,736
  + Education Management.......................    44,100      1,455,741
    Equifax....................................    29,700        834,570
    Paychex....................................    36,400      1,240,512
  + Universal Technical Institute..............    10,000        381,200
                                                             -----------
                                                               7,719,791
                                                             -----------
    ELECTRONICS & ELECTRICAL EQUIPMENT-10.94%
  + Altera.....................................   108,500      2,245,949
    Analog Devices.............................    57,500      2,122,900
    Applera Corp-Applied Biosystems Group......    31,000        648,210
  + ASML Holding...............................    22,400        356,384
  + Broadcom Class A...........................    32,900      1,062,012
  + Cymer......................................    10,200        301,308
  + Flir Systems...............................    12,700        810,133
    Gentex.....................................    10,000        370,200
  + Integrated Circuit Systems.................    16,600        347,272
    Intersil...................................    37,300        624,402

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
  + Jabil Circuit..............................    32,000    $   818,560
  + Kla-Tencor.................................    16,400        763,912
  + Lam Research...............................    27,700        800,807
    Linear Technology..........................    55,000      2,131,800
  + Littelfuse.................................    16,000        546,560
  + Marvell Technology Group...................    24,400        865,468
    Maxim Integrated Products..................    51,700      2,191,563
  + Mettler-Toledo International...............    10,100        518,231
    Microchip Technology.......................    79,000      2,106,140
    Molex Class A..............................    31,400        836,810
    National Semiconductor.....................    79,400      1,425,230
  + Novellus Systems...........................    27,800        775,342
  + Power Integrations.........................    20,800        411,424
  + QLogic.....................................    22,400        822,752
    Roper Industries...........................    13,800        838,626
  + Semtech....................................    30,100        658,287
  + Silicon Laboratories.......................    12,200        430,782
    Symbol Technologies........................    40,900        707,570
  + Waters.....................................    20,700        968,553
    Xilinx.....................................    72,800      2,158,520
                                                             -----------
                                                              29,665,707
                                                             -----------
    ENERGY-2.72%
    Baker Hughes...............................    29,100      1,241,697
    BJ Services................................    26,200      1,219,348
  + Cooper Cameron.............................    15,100        812,531
    Murphy Oil.................................     8,400        675,780
  + Smith International........................    21,200      1,153,492
  + Weatherford International..................    15,700        805,410
    XTO Energy.................................    41,550      1,470,039
                                                             -----------
                                                               7,378,297
                                                             -----------
    ENVIRONMENTAL SERVICES-0.23%
  + Stericycle.................................    13,600        624,920
                                                             -----------
                                                                 624,920
                                                             -----------
    FARMING & AGRICULTURE-0.21%
    Delta and Pine Land........................    20,700        564,696
                                                             -----------
                                                                 564,696
                                                             -----------
    FOOD, BEVERAGE & TOBACCO-1.08%
  + Cott.......................................    21,500        531,695
    Hershey Foods..............................    12,100        672,034
    McCormick & Company........................    15,400        594,440
    Tootsie Roll Industries....................    13,390        463,696
    Wrigley (William) Jr. .....................     9,500        657,305
                                                             -----------
                                                               2,919,170
                                                             -----------
    HEALTHCARE & PHARMACEUTICALS-18.64%
  + Abgenix....................................    36,800        380,512
    Allergan...................................    10,600        859,342
  + Amylin Pharmaceuticals.....................    20,600        481,216
  + ArthroCare.................................    20,900        670,054
  + AtheroGenics...............................    17,000        400,520
    Bard (C.R.)................................    17,800      1,138,844
    Bausch & Lomb..............................    10,000        644,600
    Beckman Coulter............................    14,800        991,452

                           Aggressive Growth Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS (CONTINUED)
    Becton, Dickinson..........................    10,000    $   568,000
    Biomet.....................................    23,100      1,002,309
  + Caremark Rx................................    32,500      1,281,475
  + Celgene....................................    34,000        902,020
  + Cephalon...................................    15,500        788,640
  + Charles River Laboratories International...    12,100        556,721
  + Chiron.....................................    12,800        426,624
    Cooper Companies...........................    10,900        769,431
  + Coventry Health Care.......................    18,900      1,003,212
  + CUNO.......................................    10,200        605,880
  + DaVita.....................................    23,200        917,096
  + deCODE genetics............................    43,000        335,830
    DENTSPLY International.....................    20,600      1,157,720
  + Diversa....................................    49,000        428,260
  + Edwards Lifesciences.......................    13,000        536,380
  + Express Scripts Class A....................    15,600      1,192,464
  + Gen-Probe..................................     6,600        298,386
  + Genzyme....................................    17,400      1,010,418
  + Gilead Sciences............................    26,600        930,734
    Health Management Associates Class A.......    33,700        765,664
  + Human Genome Sciences......................    33,500        402,670
  + Inamed.....................................     4,500        284,625
  + Integra LifeSciences Holding...............    16,000        590,880
  + Invitrogen.................................    13,800        926,394
  + IVAX.......................................    39,500        624,890
  + Kyphon.....................................    19,300        497,168
  + Laboratory Corporation of America
     Holdings..................................    32,200      1,604,204
  + Lincare Holdings...........................    22,700        968,155
    Manor Care.................................    13,500        478,305
  + Martek Biosciences.........................    18,800        962,560
  + Medco Health Solutions.....................    32,200      1,339,520
  + Medicines Company..........................    17,200        495,360
    Medicis Pharmaceutical.....................     7,000        245,770
  + MedImmune..................................    23,000        623,530
  + Millennium Pharmaceuticals.................    24,400        295,728
  + Millipore..................................    17,300        861,713
  + Nektar Therapeutics........................    32,100        649,704
  + Neurocrine Biosciences.....................     8,300        409,190
    Omnicare...................................    23,000        796,260
  + Patterson Dental...........................    24,400      1,058,716
  + Protein Design Labs........................    25,000        516,500
  + QIAGEN.....................................    37,000        405,150
    Quest Diagnostics..........................    11,700      1,117,935
  + Renal Care Group...........................    20,700        744,993
  + ResMed.....................................    10,900        556,990
  + Respironics................................    10,300        559,908
  + Schein (Henry).............................    14,100        981,924
  + Sepracor...................................     6,500        385,905
    Smith & Nephew ADR.........................     6,000        310,560
  + St. Jude Medical...........................    22,600        947,618
  + Sybron Dental Specialties..................    16,000        566,080
  + Symyx Technologies.........................    21,700        652,736
  + Techne.....................................    20,200        785,780
  + Varian Medical Systems.....................    35,200      1,522,048

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS (CONTINUED)
  + Vertex Pharmaceuticals.....................    43,800    $   462,966
  + WellChoice.................................    39,000      2,082,599
  + WellPoint Health Networks..................    15,400      1,771,000
  + Wright Medical Group.......................    15,100        430,350
  + Zimmer Holdings............................     8,000        640,960
                                                             -----------
                                                              50,601,148
                                                             -----------
    INDUSTRIAL MACHINERY-0.97%
    Danaher....................................    11,600        665,956
    Dover......................................    11,700        490,698
    IDEX.......................................    17,050        690,525
    Pall.......................................    27,900        807,705
                                                             -----------
                                                               2,654,884
                                                             -----------
    INSURANCE-3.60%
    Ambac Financial Group......................    11,100        911,643
  + Arch Capital Group.........................    12,800        495,360
    Axis Capital Holdings......................    10,000        273,600
    Brown & Brown..............................    17,000        740,350
    Gallagher (Arthur J.) & Company............    16,200        526,500
  + Markel.....................................     2,100        764,400
    Marsh & McLennan...........................    41,000      1,348,900
    MBIA.......................................    12,700        803,656
    MGIC Investment............................     8,200        565,062
    Radian Group...............................    10,800        574,992
    RenaissanceRe Holdings.....................    13,900        723,912
  + Triad Guaranty.............................     9,200        556,416
    Willis Group Holdings......................    36,000      1,482,120
                                                             -----------
                                                               9,766,911
                                                             -----------
    LEISURE, LODGING & ENTERTAINMENT-5.79%
  + Alliance Gaming............................    19,000        262,390
  + Cheesecake Factory.........................    15,750        511,403
  + Dreamworks Animation.......................     9,500        356,345
    Harley-Davidson............................     9,700        589,275
    Hilton Hotels..............................    33,900        770,886
    International Game Technology..............    40,100      1,378,638
  + Las Vegas Sands............................     2,600        124,800
    Marriott International Class A.............    40,800      2,569,584
    Mattel.....................................    34,200        666,558
    Moneygram International....................    23,000        486,220
  + Multimedia Games...........................    22,400        353,024
    Royal Caribbean Cruises....................    14,500        789,380
    Ruby Tuesday...............................    16,200        422,496
    SABRE Holdings.............................    24,000        531,840
  + Shuffle Master.............................    20,100        946,710
    Station Casinos............................    44,400      2,427,792
    Thor Industries............................    16,600        615,030
  + WMS Industries.............................    17,300        580,242
  + Wynn Resorts...............................    19,600      1,311,632
                                                             -----------
                                                              15,694,245
                                                             -----------
    METALS & MINING-0.21%
    Kaydon.....................................    17,700        584,454
                                                             -----------
                                                                 584,454
                                                             -----------

                           Aggressive Growth Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    PACKAGING & CONTAINERS-0.26%
  + Sealed Air.................................    13,400    $   713,818
                                                             -----------
                                                                 713,818
                                                             -----------
    RETAIL-6.56%
  + 99 Cents Only Stores.......................    26,000        420,160
  + Amazon.Com.................................    29,500      1,306,555
  + Bed Bath & Beyond..........................    21,200        844,396
    CVS........................................    14,400        649,008
    Dollar General.............................    77,300      1,605,521
  + Dollar Tree Stores.........................    24,600        705,528
    Family Dollar Stores.......................    68,500      2,139,255
    Fred's.....................................    15,500        269,700
  + Men's Wearhouse............................    21,100        674,356
  + O'Reilly Automotive........................    13,600        612,680
    Outback Steakhouse.........................    10,400        476,112
    PETsMART...................................    28,400      1,009,052
    Ross Stores................................    43,900      1,267,393
    Staples....................................    27,200        916,912
    Tiffany & Co...............................    53,400      1,707,198
    TJX........................................    81,300      2,043,069
  + Williams-Sonoma............................    33,700      1,180,848
                                                             -----------
                                                              17,827,743
                                                             -----------
    TELECOMMUNICATIONS-3.17%
    Adtran.....................................    12,000        229,680
  + American Tower Class A.....................    41,900        770,960
  + Corning....................................    93,700      1,102,849
  + Crown Castle International.................    41,800        695,552
  + JDS Uniphase...............................   302,400        958,608
  + Juniper Networks...........................    68,700      1,867,953

                                                 NUMBER OF     MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  + Nextel Partners............................    21,500    $   420,110
    Plantronics................................    13,900        576,433
  + Research In Motion.........................     7,800        642,876
  + Rogers Wireless Communications.............    22,000      1,003,200
  + Western Wireless Class A...................    11,000        322,300
                                                             -----------
                                                               8,590,521
                                                             -----------
    TEXTILES, APPAREL & FURNITURE-1.14%
    Cintas.....................................    30,800      1,350,888
  + Coach......................................    18,700      1,054,680
    HNI........................................    16,500        710,325
                                                             -----------
                                                               3,115,893
                                                             -----------
    TRANSPORTATION & SHIPPING-2.28%
    Brunswick..................................    16,400        811,800
    C.H. Robinson Worldwide....................    23,300      1,293,616
    Expeditors International...................    24,000      1,341,120
  + Landstar System............................    12,200        898,408
    SkyWest....................................    16,700        335,002
    Southwest Airlines.........................    51,000        830,280
    UTi Worldwide..............................    10,300        700,606
                                                             -----------
                                                               6,210,832
                                                             -----------
    TOTAL COMMON STOCK
     (COST $228,310,057).......................              271,271,625
                                                             -----------
    SHORT-TERM INVESTMENTS-0.18%
  * T. Rowe Reserve Investment Fund............   487,505        487,505
                                                             -----------
    TOTAL SHORT-TERM INVESTMENTS
     (COST $487,505)...........................                  487,505
                                                             -----------

TOTAL MARKET VALUE OF SECURITIES-100.13% (COST
 $228,797,562)..............................................    271,759,130
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.13%).....       (364,235)
                                                              -------------
NET ASSETS APPLICABLE TO 27,533,682 SHARES
 OUTSTANDING-100.00%........................................  $ 271,394,895
                                                              =============
NET ASSET VALUE-AGGRESSIVE GROWTH FUND STANDARD CLASS
 ($269,191,779 / 27,309,271 SHARES).........................         $9.857
                                                              =============
NET ASSET VALUE-AGGRESSIVE GROWTH FUND SERVICE CLASS
 ($2,203,116 / 224,411 SHARES)..............................         $9.817
                                                              =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $ 456,060,610
Accumulated net realized loss on investments................   (227,627,283)
Net unrealized appreciation of investments..................     42,961,568
                                                              -------------
Total net assets............................................  $ 271,394,895
                                                              =============

------------------
+Non-income producing security for the year ended December 31, 2004.

*Affiliated security.

ADR-American Depositary Receipts

                             See accompanying notes

                           Aggressive Growth Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends..............................................  $  1,242,068
Income from investments in affiliates..................         4,474
Interest...............................................            22
Foreign tax withheld...................................          (754)
                                                         ------------
                                                            1,245,810
                                                         ------------
EXPENSES:
Management fees........................................     1,927,010
Reports and statements to shareholders.................       203,859
Accounting and administration expenses.................       184,238
Professional fees......................................        24,488
Trustees' fees.........................................        14,277
Custodian fees.........................................        12,782
Distribution expenses-Service Class....................         2,645
Other..................................................        19,469
                                                         ------------
                                                            2,388,768
Less expense paid indirectly...........................          (159)
                                                         ------------
Total expenses.........................................     2,388,609
                                                         ------------
NET INVESTMENT LOSS....................................    (1,142,799)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.......................    41,601,308
Net change in unrealized appreciation/depreciation of
 investments...........................................    (7,028,646)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........    34,572,662
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $ 33,429,863
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                            12/31/04         12/31/03
                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment loss....................  $   (1,142,799)  $     (924,418)
Net realized gain (loss) on
 investments...........................      41,601,308       (4,486,810)
Net change in unrealized
 appreciation/depreciation of
 investments...........................      (7,028,646)      71,684,771
                                         --------------   --------------
Net increase in net assets resulting
 from operations.......................      33,429,863       66,273,543
                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................       6,839,662       12,163,594
 Service Class.........................       1,587,303          734,771
                                         --------------   --------------
                                              8,426,965       12,898,365
                                         --------------   --------------
Cost of shares repurchased:
 Standard Class........................     (38,346,291)     (24,828,370)
 Service Class.........................        (259,894)         (92,766)
                                         --------------   --------------
                                            (38,606,185)     (24,921,136)
                                         --------------   --------------
Decrease in net assets derived from
 capital share transactions............     (30,179,220)     (12,022,771)
                                         --------------   --------------
NET INCREASE IN NET ASSETS.............       3,250,643       54,250,772
NET ASSETS:
Beginning of year......................     268,144,252      213,893,480
                                         --------------   --------------
End of year (there was no undistributed
 net investment income at either year
 end)..................................  $  271,394,895   $  268,144,252
                                         ==============   ==============

                             See accompanying notes

                           Aggressive Growth Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       AGGRESSIVE GROWTH FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/04(1)        12/31/03(2)        12/31/02        12/31/01        12/31/00
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............   $  8.672           $  6.539          $  9.371        $ 17.644        $ 19.038

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)...........................     (0.039)            (0.029)           (0.036)         (0.043)         (0.083)
Net realized and unrealized gain (loss) on
 investments.....................................      1.224              2.162            (2.796)         (5.119)         (0.279)
                                                    --------           --------          --------        --------        --------
Total from investment operations.................      1.185              2.133            (2.832)         (5.162)         (0.362)
                                                    --------           --------          --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................          -                  -                 -               -               -
Net realized gain on investments.................          -                  -                 -          (3.111)         (1.032)
                                                    --------           --------          --------        --------        --------
Total dividends and distributions................          -                  -                 -          (3.111)         (1.032)
                                                    --------           --------          --------        --------        --------

Net asset value, end of period...................   $  9.857           $  8.672          $  6.539        $  9.371        $ 17.644
                                                    ========           ========          ========        ========        ========

Total return(4)..................................     13.66%             32.62%          (30.22%)        (33.29%)         (2.69%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........   $269,192           $267,451          $213,893        $352,865        $591,414
Ratio of expenses to average net assets..........      0.91%              0.90%             0.87%           0.81%           0.78%
Ratio of net investment loss to average net
 assets..........................................    (0.44%)            (0.39%)           (0.47%)         (0.40%)         (0.41%)
Portfolio turnover...............................       106%                94%               77%            112%            106%

------------------
(1)Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-adviser.

(2)Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                           Aggressive Growth Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                      AGGRESSIVE GROWTH FUND SERVICE CLASS

                                                                 YEAR       5/15/03(2)
                                                                 ENDED          TO
                                                              12/31/04(1)    12/31/03
                                                              -----------   -----------
Net asset value, beginning of period........................    $ 8.659       $ 7.172

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)......................................     (0.061)       (0.029)
Net realized and unrealized gain on investments.............      1.219         1.516
                                                                -------       -------
Total from investment operations............................      1.158         1.487
                                                                -------       -------

Net asset value, end of period..............................    $ 9.817       $ 8.659
                                                                =======       =======

Total return(4).............................................     13.37%        20.73%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................    $ 2,203       $   693
Ratio of expenses to average net assets.....................      1.16%         1.11%
Ratio of net investment loss to average net assets..........     (0.69%)       (0.57%)
Portfolio turnover..........................................       106%        94%(5)

------------------
(1) Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund's sub-adviser.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(5) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                           Aggressive Growth Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Aggressive Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $159. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.65% of the average daily net assets of the Fund in excess of $400 million.

T. Rowe Price (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Adviser 0.50% for the first $250 million of the Fund's average daily net assets and 0.45% of any excess of the Fund's average daily net assets over $250 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $125,196.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $44,042.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

                           Aggressive Growth Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $167,458
Accounting and Administration Fees Payable to DSC...........    21,116
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................       962

The Fund may invest in the T. Rowe Price Reserve Investment Fund (the Reserve
Fund), an open-end management investment company managed by T. Rowe Price Associates, Inc. The Reserve Fund is offered as a cash management option only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and is not available to the public. The Reserve Fund pays no investment management fees. For the year ended December 31, 2004, the Fund received distributions from the Reserve Fund of $4,474.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $279,020,068 and sales of $309,934,523 of investment securities other than short-term investments.

At December 31, 2004, the cost of investments for federal income tax purposes was $230,433,334. At December 31, 2004, net unrealized appreciation was $41,325,796, of which $52,521,328 related to unrealized appreciation of investments and $11,195,532 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2004 and 2003.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $ 456,060,610
Capital loss carryforwards..............................    (225,991,511)
Unrealized appreciation of investments..................      41,325,796
                                                           -------------
Net assets..............................................   $ 271,394,895
                                                           =============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications.

ACCUMULATED
    NET
INVESTMENT              PAID-IN
   LOSS                 CAPITAL
-----------           -----------
$1,142,799            $(1,142,799)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $40,630,590 was utilized in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $133,994,739 expires in 2009, $76,089,467 expires in 2010 and
$15,907,305 expires in 2011.

                           Aggressive Growth Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................     758,033         1,607,554
 Service Class.............................     174,067            91,510
                                             ----------        ----------
                                                932,100         1,699,064
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (4,288,961)       (3,477,297)
 Service Class.............................     (29,720)          (11,446)
                                             ----------        ----------
                                             (4,318,681)       (3,488,743)
                                             ----------        ----------
Net decrease...............................  (3,386,581)       (1,789,679)
                                             ==========        ==========

6. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small-and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                           Aggressive Growth Fund- 13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Aggressive Growth Fund

We have audited the accompanying statement of net assets of the Aggressive Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                           Aggressive Growth Fund- 14

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella 1300 S.   Trustee      Trustee since        President, Indiana Hospital & Health Association
Clinton Street Fort Wayne,               February 1998
IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella 1300 S.       12       First National Bank &
Clinton Street Fort Wayne,               Trust
IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                           Aggressive Growth Fund- 15

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                           Aggressive Growth Fund- 16

                                   BOND FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Bond Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- BOND FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:

                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 5.3% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its benchmark index, the Lehman Brothers Government/Credit Index*, returned 4.2%. Outperforming its benchmark index, the Fund's overweight to the lower-quality sectors of the marketplace drove the positive performance, specifically high yield and BBB-rated securities. Mortgage-backed securities contributed to the Fund's return, though to a lesser extent than corporate bonds, as we used these securities in the front-end of the yield curve versus short Treasuries and Agencies. Finally, the Fund's exposure to Treasury Inflation Protected Securities (TIPS) provided a source of excess return as breakeven spreads widened during the year.

Fiscal year 2004 provided another solid year for fixed-income investments. Short-term and long-term Treasury rates moved in opposite directions during 2004 and the yield curve flattened dramatically. Short-term rates moved in lockstep with the Federal Reserve's "measured" rate hike policy (25 basis points at each of the last five meetings) leaving the Fed Funds rate at 2.25%. Long rates fell during the year as inflation remained low and the lack of supply weighed on the market.
High grade and high yield corporates performed well in 2004, but did not generate the excess returns of 2003. High grade corporate fundamentals continued to improve as companies expanded profits, limited capital expenditures and built large cash positions in '04. In addition, decreased net supply, and increased foreign demand provided a favorable technical backdrop to the market. High yield bonds also outperformed as investors moved down the quality spectrum in search of yield in a low interest rate, low volatility environment.

Delaware continues to anticipate positive economic growth. The corporate earnings picture should trend upward at a declining rate over the next six to nine months. We expect volatility to remain at relatively low levels, providing a backdrop for out-performance in non-Treasury sectors. In spite of a positive economic backdrop, valuations in all spread sectors are at the higher end of the range. In 2005, we will look to reduce exposure to the spread sectors of the market place.

Ryan Brist

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                  BOND FUND STANDARD CLASS               LEHMAN BROTHERS
                                                                           SHARES                    GOVERNMENT/CREDIT INDEX
                                                                  ------------------------           -----------------------
12/31/94                                                                    10000                            10000
                                                                            11895                            11924
                                                                            12170                            12270
                                                                            13303                            13468
                                                                            14575                            14744
                                                                            14098                            14427
                                                                            15633                            16137
                                                                            17068                            17509
                                                                            18797                            19441
                                                                            20166                            20349
12/31/04                                                                    21235                            21202

This chart illustrates, hypothetically, that $10,000 was invested in the Bond Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $21,235. For comparison, look at how the Lehman Brothers Government/Credit Index did over the same period. The same $10,000 investment would have grown to $21,202. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                         +5.30%
-------------------------------------------------------
Five Years                                       +8.54%
-------------------------------------------------------
Ten Years                                        +7.82%
-------------------------------------------------------

The Service Class shares total return was 5.05% for the year ended 12/31/04 and its average annual total return was 4.06% for the period from 5/15/03 (commencement of operations) to 12/31/04.

 * Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues.

                                  Bond Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,051.00      0.42%        $2.17
Service Class                 1,000.00     1,049.70      0.67%         3.45
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,023.03      0.42%        $2.14
Service Class                 1,000.00     1,021.77      0.67%         3.40
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                  Bond Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                                  0.46%
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      2.68%
------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                               6.13%
------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              2.22%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           3.13%
------------------------------------------------------------------------
CORPORATE BONDS                                                40.52%
------------------------------------------------------------------------
Automobiles & Automotive Parts                                  2.49%
Banking, Finance & Insurance                                   11.35%
Buildings & Materials                                           0.21%
Cable, Media & Publishing                                       2.71%
Chemicals                                                       0.21%
Consumer Services                                               0.09%
Energy                                                          3.33%
Food, Beverage & Tobacco                                        3.04%
Healthcare & Pharmaceuticals                                    2.23%
Industrial                                                      0.52%
Industrial Machinery                                            0.30%
Leisure, Lodging & Entertainment                                0.32%
Metals & Mining                                                 0.04%
Real Estate                                                     0.29%
Retail                                                          1.74%
Telecommunications                                              5.70%
Textiles, Apparel & Furniture                                   0.16%
Transportation & Shipping                                       0.93%
Utilities                                                       4.86%
------------------------------------------------------------------------
FOREIGN BONDS                                                   5.84%
------------------------------------------------------------------------
Australia                                                       0.07%
Bermuda                                                         0.82%
Canada                                                          1.07%
Cayman Islands                                                  1.72%
Chile                                                           0.41%
Luxembourg                                                      0.17%
Mexico                                                          0.90%
Netherlands                                                     0.41%
Norway                                                          0.04%
Sweden                                                          0.23%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 4.15%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              5.12%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  8.74%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                      15.97%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.57%
------------------------------------------------------------------------
WARRANT                                                         0.00%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                7.09%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              102.62%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (2.62%)
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                                  Bond Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     AGENCY ASSET-BACKED SECURITIES-0.46%
     Fannie Mae Grantor Trust
      Series 2004-T4 A2
      3.93% 2/25/20..........................  $ 2,675,000   $  2,677,921
      Series 2004-T4 A3
      4.42% 8/25/24..........................    2,395,000      2,409,438
                                                             ------------
     TOTAL AGENCY ASSET-BACKED SECURITIES
      (COST $5,083,611)......................                   5,087,359
                                                             ------------
     AGENCY COLLATERALIZED MORTGAGE
      OBLIGATIONS-2.68%
     Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41..........................    1,610,909      1,798,966
     Fannie Mae Series 2004-87 UD
      4.75% 11/25/30.........................    2,315,000      2,293,360
     Fannie Mae Whole Loan
      Series 2004-W9 2A1
      6.50% 2/25/44..........................    3,300,838      3,451,439
     Freddie Mac Structured Pass Through
      Securities Series T-58 2A
      6.50% 9/25/43..........................    2,500,821      2,617,422
     Freddie Mac Series 2727 PM
      4.50% 1/15/34..........................    3,565,000      3,236,898
      Series 2777 DE
      4.00% 3/15/29..........................    2,103,000      2,030,427
      Series 2836 HQ
      4.75% 5/15/29..........................    3,610,000      3,592,893
      Series 2889 OE
      5.00% 1/15/30..........................    3,283,000      3,308,183
     GNMA Series 2002-61 BA
      4.648% 3/16/26.........................    1,700,000      1,734,743
      Series 2002-62 B
      4.763% 1/16/25.........................    1,770,000      1,810,031
      Series 2003-5 B
      4.486% 10/16/25........................    3,580,000      3,618,383
                                                             ------------
     TOTAL AGENCY COLLATERALIZED MORTGAGE
      OBLIGATIONS
      (COST $29,469,122).....................                  29,492,745
                                                             ------------
     AGENCY MORTGAGE-BACKED SECURITIES-6.13%
     Fannie Mae
      5.73% 12/1/08..........................    1,762,556      1,866,657
     Fannie Mae Balloon 7 yr
      4.50% 11/1/10..........................    2,485,593      2,503,458
     Fannie Mae Relocation 30 yr
      5.00% 1/1/34...........................    2,118,670      2,121,980
     Fannie Mae S.F. 15 yr
      4.50% 7/1/19...........................    5,935,570      5,922,586
      6.00% 4/1/17...........................      412,392        432,497
      6.50% 3/1/17...........................    1,072,577      1,137,937
     Fannie Mae S.F. 15 yr TBA
      5.00% 1/1/20...........................    9,080,000      9,224,712
      5.50% 1/1/20...........................    1,055,000      1,090,277

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
     Fannie Mae S.F. 30 yr
      5.00% 3/1/34...........................  $ 7,608,739   $  7,565,940
      5.50% 3/1/29...........................    8,638,302      8,802,969
      7.50% 11/1/29..........................      123,792        132,728
      7.50% 11/1/30..........................      155,109        166,257
      7.50% 6/1/31...........................      854,311        915,715
      7.50% 2/1/32...........................      121,945        130,710
      7.50% 4/1/32...........................      116,176        124,417
      7.50% 7/1/32...........................      148,140        158,649
     Fannie Mae S.F. 30 yr TBA
      5.00% 1/1/35...........................    2,760,000      2,738,438
      5.50% 1/1/35...........................    2,160,000      2,193,075
      6.00% 1/25/35..........................      530,000        548,053
      6.50% 1/1/35...........................    2,700,000      2,831,625
      7.00% 1/1/35...........................      500,000        529,844
      7.50% 1/1/35...........................    1,000,000      1,070,625
  ++ Freddie Mac ARM
      3.731% 4/1/34..........................    2,817,814      2,836,306
     Freddie Mac Relocation 30 yr
      5.00% 9/1/33...........................    4,029,492      4,048,380
     GNMA S.F. 30 yr TBA
      5.00% 1/1/35...........................    8,340,000      8,339,999
                                                             ------------
     TOTAL AGENCY MORTGAGE-BACKED SECURITIES
      (COST $66,937,663).....................                  67,433,834
                                                             ------------
     AGENCY OBLIGATIONS-2.22%
     Fannie Mae
      2.625% 1/19/07.........................    6,735,000      6,653,385
      2.875% 10/15/05........................    3,865,000      3,865,700
      3.375% 12/15/08........................      205,000        202,544
  **  5.837% 10/9/19.........................    3,640,000      1,621,711
     Federal Home Loan Bank
      3.875% 8/22/08.........................    7,570,000      7,581,536
  ** Financing Corp Fico Strips
      PRN 2
      5.03% 11/30/17.........................    5,340,000      2,805,268
      PRN 10
      5.031% 11/30/17........................    3,195,000      1,678,433
                                                             ------------
     TOTAL AGENCY OBLIGATIONS (COST
      $24,386,749)...........................                  24,408,577
                                                             ------------
     COMMERCIAL MORTGAGE-BACKED SECURITIES-3.13%
     Bank of America Commercial Mortgage
      Series 2004-2 A2
      3.52% 11/10/38.........................    2,860,000      2,806,710
      Series 2004-5 A3
      4.561% 11/10/41........................    2,015,000      2,023,006
      Series 2004-5 E
      5.24% 11/10/41.........................    1,025,000      1,032,675
      Series 2004-6 A5
      4.811% 12/10/42........................    6,025,000      6,011,819

                                  Bond Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
     First Union-Lehman Brothers-Bank of
      America Series 1998-C2 A2
      6.56% 11/18/35.........................  $ 3,715,000   $  3,994,130
     GMAC Commercial Mortgage Securities
      Series 1998-C2 A2
      6.42% 5/15/35..........................    2,820,000      3,030,781
   # Hilton Hotel Series 2000 HLTA A1 144A
      7.055% 10/3/15.........................    1,145,598      1,252,970
     J.P. Morgan Chase Commercial Mortgage
      Securities Series 2002-C1 A3
      5.376% 7/12/37.........................    1,775,000      1,860,981
      Series 2003-C1 A2 4.985% 1/12/37.......    1,950,000      1,993,699
     Merrill Lynch Mortgage Trust
   #  Series 2002-MW1 J 144A
      5.695% 7/12/34.........................      749,500        731,749
      ++Series 2004-BPC1 A3
      4.467% 9/12/41.........................    1,475,000      1,471,482
      ++Series 2004-BPC1 A5
      4.855% 9/12/41.........................    2,690,000      2,694,648
     Nomura Asset Securities
      Series 1998-D6 A1B
      6.59% 3/15/30..........................    2,740,000      2,963,750
   # Tower 2004-2A A 144A
      4.232% 12/15/14........................    2,590,000      2,574,217
                                                             ------------
     TOTAL COMMERCIAL MORTGAGE-BACKED
      SECURITIES
      (COST $34,592,921).....................                  34,442,617
                                                             ------------
     CORPORATE BONDS-40.52%
     AUTOMOBILES & AUTOMOTIVE PARTS-2.49%
     America Axle & Manufacturing
      5.25% 2/11/14..........................    3,280,000      3,154,783
     Ford Motor
      7.45% 7/16/31..........................   11,890,000     11,992,789
     General Motors
      8.375% 7/15/33.........................   11,820,000     12,280,412
                                                             ------------
                                                               27,427,984
                                                             ------------
     BANKING, FINANCE & INSURANCE-11.35%
   # Amvescap 144A
      4.50% 12/15/09.........................    5,220,000      5,220,188
     Bear Stearns
      4.65% 7/2/18...........................    4,960,000      4,667,990
 ++# Bombardier Capital 144A
      4.67% 5/30/05..........................    4,145,000      4,136,776
     Citigroup
      5.875% 2/22/33.........................    3,770,000      3,837,668
     Credit Suisse First Boston USA
      6.125% 11/15/11........................    5,500,000      6,006,066
   # Erac USA Finance 144A
      7.35% 6/15/08..........................    9,755,000     10,784,912

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     BANKING, FINANCE & INSURANCE (CONTINUED)
   # Farmers Exchange Capital 144A
      7.05% 7/15/28..........................  $   950,000   $    975,886
   # Farmers Insurance Exchange 144A
      6.00% 8/1/14...........................    2,215,000      2,250,343
      8.625% 5/1/24..........................    6,595,000      7,798,904
     Ford Motor Credit
      5.625% 10/1/08.........................    1,875,000      1,918,166
      5.70% 1/15/10..........................    1,600,000      1,616,312
      7.00% 10/1/13..........................    4,763,000      5,057,687
     Franklin Resources
      3.70% 4/15/08..........................    3,200,000      3,194,883
     GMAC
      6.125% 8/28/07.........................    2,675,000      2,755,916
      6.75% 12/1/14..........................    3,965,000      3,977,518
      7.75% 1/19/10..........................    1,980,000      2,127,383
     Goldman Sachs
      6.345% 2/15/34.........................    7,645,000      7,987,710
     HSBC Bank USA
      3.875% 9/15/09.........................    4,105,000      4,073,535
   # Liberty Mutual 144A
      7.00% 3/15/34..........................      900,000        912,822
     Marsh & McLennan
      5.375% 3/15/07.........................    3,775,000      3,852,474
     Marshall & Ilsley
      3.95% 8/14/09..........................    5,325,000      5,306,283
     Morgan Stanley
      ++2.51% 11/24/06.......................    1,700,000      1,702,079
      4.75% 4/1/14...........................    1,950,000      1,903,602
      5.30% 3/1/13...........................    1,039,000      1,071,650
     National Rural Utilities
      3.875% 2/15/08.........................    4,280,000      4,300,189
 ++# North Front Pass-Through Trust 144A
      5.81% 12/15/24.........................    2,650,000      2,702,791
     Popular North America
      4.25% 4/1/08...........................    3,390,000      3,424,558
     Popular North America Capital Trust I
      6.564% 9/15/34.........................    2,890,000      3,052,412
 ++# Premium Asset Trust Series 2004-01 144A
      2.451% 2/6/06..........................    2,250,000      2,251,514
     Prudential Financial
      4.104% 11/15/06........................    1,900,000      1,921,666
 ++# Rabobank Capital Funding II 144A
      5.26% 12/29/49.........................    3,560,000      3,628,712
     Regions Financial
      6.375% 5/15/12.........................    4,510,000      4,979,464
 ++# Twin Reefs Pass-Through Trust 144A
      3.429% 12/31/49........................    3,000,000      3,017,070
     Wells Fargo
      3.42% 9/28/07..........................    2,285,000      2,287,203
                                                             ------------
                                                              124,702,332
                                                             ------------

                                  Bond Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     BUILDINGS & MATERIALS-0.21%
   # Lone Star Industries 144A
      8.85% 6/15/05..........................  $   655,000   $    667,906
     York International
      6.625% 8/15/06.........................    1,600,000      1,669,823
                                                             ------------
                                                                2,337,729
                                                             ------------
     CABLE, MEDIA & PUBLISHING-2.71%
   # Cox Communications 144A
      4.625% 1/15/10.........................    2,450,000      2,447,065
     CSC Holdings
      10.50% 5/15/16.........................    1,995,000      2,274,300
     InterActiveCorp
      6.75% 11/15/05.........................    4,285,000      4,404,667
     Liberty Media
      3.50% 9/25/06..........................    2,675,000      2,661,237
  ++  3.99% 9/17/06..........................    3,360,000      3,402,034
      8.25% 2/1/30...........................    3,470,000      3,956,817
   # News America 144A
      6.20% 12/15/34.........................    2,575,000      2,618,731
     Time Warner
      8.18% 8/15/07..........................    4,320,000      4,800,530
     Time Warner Entertainment
      8.375% 3/15/23.........................    2,602,000      3,270,519
                                                             ------------
                                                               29,835,900
                                                             ------------
     CHEMICALS-0.21%
     Lubrizol
      4.625% 10/1/09.........................    2,310,000      2,308,865
     Valspar
      6.00% 5/1/07...........................       10,000         10,485
                                                             ------------
                                                                2,319,350
                                                             ------------
     CONSUMER SERVICES-0.09%
     Corrections Corporation of America
      7.50% 5/1/11...........................      867,000        930,941
                                                             ------------
                                                                  930,941
                                                             ------------
     ENERGY-3.33%
     Duke Capital
      4.331% 11/16/06........................    1,450,000      1,468,846
      5.668% 8/15/14.........................    2,800,000      2,894,522
   # Enterprise Products Operating 144A
      4.00% 10/15/07.........................    2,610,000      2,605,325
      4.625% 10/15/09........................    2,175,000      2,173,897
     Halliburton
      5.50% 10/15/10.........................    8,360,000      8,816,281
     Kinder Morgan Energy
      8.00% 3/15/05..........................      685,000        691,410
     Pemex Project Funding Master Trust
      6.125% 8/15/08.........................    2,500,000      2,656,250
     PETRO-Canada
      5.00% 11/15/14.........................    4,065,000      4,057,859
     Tesoro Petroleum
      8.00% 4/15/08..........................    2,550,000      2,785,875

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     ENERGY (CONTINUED)
     USX
      9.125% 1/15/13.........................  $ 2,485,000   $  3,158,037
     Valero Energy
      6.125% 4/15/07.........................    1,395,000      1,470,940
     Valero Logistics
      6.05% 3/15/13..........................    3,575,000      3,781,388
                                                             ------------
                                                               36,560,630
                                                             ------------
     FOOD, BEVERAGE & TOBACCO-3.04%
     Altria Group
      6.375% 2/1/06..........................    2,000,000      2,050,572
     Kraft Foods
      4.125% 11/12/09........................    4,485,000      4,465,315
      5.25% 10/1/13..........................    2,595,000      2,674,529
      5.625% 11/1/11.........................    2,995,000      3,176,024
   # Miller Brewing 144A
      5.50% 8/15/13..........................    7,900,000      8,271,592
     Nabisco
      6.85% 6/15/05..........................    2,375,000      2,414,508
     Safeway
      6.15% 3/1/06...........................    1,359,000      1,402,147
     Universal
      6.50% 2/15/06..........................    1,695,000      1,750,898
     UST
      6.625% 7/15/12.........................    4,840,000      5,412,490
      8.80% 3/15/05..........................    1,765,000      1,785,965
                                                             ------------
                                                               33,404,040
                                                             ------------
     HEALTHCARE & PHARMACEUTICALS-2.23%
   # Amgen 144A
      4.00% 11/18/09.........................    1,295,000      1,292,398
     Boston Scientific
      5.45% 6/15/14..........................    2,375,000      2,471,807
     Caremark Rx
      7.375% 10/1/06.........................    1,840,000      1,950,400
     HCA
      5.50% 12/1/09..........................    2,445,000      2,448,399
     Medco Health Solutions
      7.25% 8/15/13..........................    6,535,000      7,322,272
     Schering-Plough
      6.75% 12/1/33..........................    4,375,000      4,941,291
   # WellPoint 144A
      3.75% 12/14/07.........................    2,750,000      2,750,454
      4.25% 12/15/09.........................    1,375,000      1,375,862
                                                             ------------
                                                               24,552,883
                                                             ------------
     INDUSTRIAL-0.52%
     General Electric
      5.00% 2/1/13...........................    5,530,000      5,682,965
                                                             ------------
                                                                5,682,965
                                                             ------------

                                  Bond Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     INDUSTRIAL MACHINERY-0.30%
     Jabil Circuit
      5.875% 7/15/10.........................  $ 2,175,000   $  2,292,148
     Johnson Controls
      5.00% 11/15/06.........................    1,015,000      1,042,499
                                                             ------------
                                                                3,334,647
                                                             ------------
     LEISURE, LODGING & ENTERTAINMENT-0.32%
     Lodgenet Entertainment
      9.50% 6/15/13..........................    1,615,000      1,792,650
     MGM MIRAGE
      9.75% 6/1/07...........................    1,545,000      1,722,675
                                                             ------------
                                                                3,515,325
                                                             ------------
     METALS & MINING-0.04%
     Newmont Gold
      8.91% 1/5/09...........................      459,157        492,561
                                                             ------------
                                                                  492,561
                                                             ------------
     REAL ESTATE-0.29%
     Developers Diversified Realty
      4.625% 8/1/10..........................    3,190,000      3,169,606
                                                             ------------
                                                                3,169,606
                                                             ------------
     RETAIL-1.74%
     CVS Corporate
      4.00% 9/15/09..........................    2,630,000      2,620,414
     Kohl's
      7.25% 6/1/29...........................    2,415,000      2,895,848
     Lowe's
      7.50% 12/15/05.........................    4,555,000      4,743,231
     May Department Stores
      3.95% 7/15/07..........................    3,890,000      3,898,896
     Michaels Stores
      9.25% 7/1/09...........................    2,215,000      2,384,603
     Wendy's International
      6.35% 12/15/05.........................    2,470,000      2,533,464
                                                             ------------
                                                               19,076,456
                                                             ------------
     TELECOMMUNICATIONS-5.70%
     AT&T
      9.05% 11/15/11.........................    2,170,000      2,509,063
      9.75% 11/15/31.........................    4,720,000      5,658,099
     BellSouth
      4.20% 9/15/09..........................    3,510,000      3,522,885
      4.75% 11/15/12.........................    2,625,000      2,645,417
     Citizens Communications
      9.25% 5/15/11..........................    3,115,000      3,660,125
     MCI
      6.908% 5/1/07..........................    3,060,000      3,140,325
      7.688% 5/1/09..........................    2,905,000      3,013,938
     Motorola
      4.608% 11/16/07........................    4,930,000      5,030,671

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     TELECOMMUNICATIONS (CONTINUED)
     SBC Communications
      4.125% 9/15/09.........................  $ 4,410,000   $  4,406,609
      5.10% 9/15/14..........................    5,065,000      5,121,789
      6.15% 9/15/34..........................    4,515,000      4,665,995
     Sprint Capital
      4.78% 8/17/06..........................    1,900,000      1,937,168
      6.375% 5/1/09..........................    1,790,000      1,945,832
      8.375% 3/15/12.........................    3,315,000      4,043,793
      8.75% 3/15/32..........................    4,875,000      6,514,998
     Verizon Wireless
      5.375% 12/15/06........................    4,695,000      4,865,344
                                                             ------------
                                                               62,682,051
                                                             ------------
     TEXTILES, APPAREL & FURNITURE-0.16%
   # Jones Apparel 144A
      4.25% 11/15/09.........................    1,815,000      1,810,606
                                                             ------------
                                                                1,810,606
                                                             ------------
     TRANSPORTATION & SHIPPING-0.93%
     American Airlines
      6.817% 5/23/11.........................    4,900,000      4,628,715
     Continental Airlines
      6.503% 6/15/11.........................    3,825,000      3,752,174
      7.033% 6/15/11.........................    1,696,761      1,396,553
     Delta Air Lines
      7.299% 9/18/06.........................       39,000         30,508
   # Delta Air Lines 144A
      9.50% 11/18/08.........................      481,000        448,533
                                                             ------------
                                                               10,256,483
                                                             ------------
     UTILITIES-4.86%
     Atmos Energy
  ++  2.465% 10/15/07........................    3,080,000      3,081,266
      4.00% 10/15/09.........................    2,690,000      2,661,973
     Avista
      5.45% 12/1/19..........................    1,770,000      1,767,754
      7.75% 1/1/07...........................    2,560,000      2,748,424
      9.75% 6/1/08...........................    2,245,000      2,614,213
  ++ Avista Capital Trust II
      6.50% 4/1/34...........................      990,000      1,012,275
     Boston Gas
      8.87% 1/5/05...........................    1,890,000      1,890,000
     Detroit Edison
      5.05% 10/1/05..........................    3,950,000      4,011,055
     Dominion Resources
      7.195% 9/15/14.........................    1,980,000      2,291,997
     FPL Group Capital
      4.086% 2/16/07.........................    4,500,000      4,549,964
     Oncor Electric Delivery
      7.00% 5/1/32...........................    1,230,000      1,423,672
   # Power Contract Financing 144A
      5.20% 2/1/06...........................    2,553,560      2,577,949
      6.256% 2/1/10..........................    4,140,000      4,337,660

                                  Bond Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     UTILITIES (CONTINUED)
     PSEG Energy Holdings
      7.75% 4/16/07..........................  $ 2,610,000   $  2,773,125
     Southern California Edison
      5.75% 4/1/35...........................    3,070,000      3,159,653
     Southern Capital Funding
      5.30% 2/1/07...........................    1,560,000      1,631,972
     TECO Energy
      7.20% 5/1/11...........................      210,000        231,000
     TNP Enterprises
      10.25% 4/1/10..........................      880,000        943,800
   # TXU 144A
      4.80% 11/15/09.........................    5,025,000      5,039,401
     TXU Energy
      7.00% 3/15/13..........................    2,025,000      2,265,201
   # Williams Gas Pipelines Central 144A
      7.375% 11/15/06........................    2,234,000      2,379,210
                                                             ------------
                                                               53,391,564
                                                             ------------
     TOTAL CORPORATE BONDS (COST
      $433,300,803)..........................                 445,484,053
                                                             ------------
     FOREIGN BONDS-5.84%
     AUSTRALIA-0.07%
     #SingTel Optus Finance Property 144A
      8.125% 6/15/09.........................      640,000        734,237
                                                             ------------
                                                                  734,237
                                                             ------------
     BERMUDA-0.82%
     Intelsat
      6.50% 11/1/13..........................    1,955,000      1,781,941
 ++# Oil Insurance 144A
      5.15% 8/15/33..........................    7,200,000      7,274,657
                                                             ------------
                                                                9,056,598
                                                             ------------
     CANADA-1.07%
     Barrick Gold Finance
      7.50% 5/1/07...........................    2,725,000      2,954,818
   # Canadian Oil Sands 144A
      4.80% 8/10/09..........................    2,545,000      2,570,809
     Hydro Quebec
      6.30% 5/11/11..........................    3,515,000      3,924,121
     Thomson
      5.75% 2/1/08...........................    2,205,000      2,323,854
                                                             ------------
                                                               11,773,602
                                                             ------------
     CAYMAN ISLANDS-1.72%
  P* Batterson Park Series 1A A4 CBO
      6.13% 1/2/11...........................      488,977        499,246
 P*# Juniper CBO Series 1999-1A A1 144A
      6.83% 4/15/11..........................    4,716,924      4,831,162
   # Mizuho Finance 144A
      5.79% 4/15/14..........................    5,170,000      5,440,319

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     FOREIGN BONDS (CONTINUED)
     CAYMAN ISLANDS (CONTINUED)
 P*# ML CBO Series 1999-PUTNUM-1 144A
      7.515% 8/10/11.........................  $ 2,592,804   $  2,691,330
 ++# STRIPs III Series 2003-1A 144A
      3.308% 3/24/18.........................    4,758,837      4,667,467
   # Sail Net Interest Margin Notes
      Series 2003-10A A 144A
      7.50% 10/27/33.........................      334,617        337,545
 P*# Travelers Funding Limited CBO
      Series 1A A2 144A
      6.35% 2/18/14..........................      500,000        520,000
                                                             ------------
                                                               18,987,069
                                                             ------------
     CHILE-0.41%
   # Banco Santander 144A
  ++  2.80% 12/9/09..........................    1,925,000      1,929,678
      5.375% 12/9/14.........................    2,490,000      2,537,474
                                                             ------------
                                                                4,467,152
                                                             ------------
     LUXEMBOURG-0.17%
   # Telecom Italia Capital 144A
      4.00% 1/15/10..........................    1,850,000      1,815,943
                                                             ------------
                                                                1,815,943
                                                             ------------
     MEXICO-0.90%
   # America Movil 144A
      5.75% 1/15/15..........................    2,430,000      2,430,532
     Telefonos de Mexico
      4.50% 11/19/08.........................    6,575,000      6,635,254
      8.25% 1/26/06..........................      840,000        883,963
                                                             ------------
                                                                9,949,749
                                                             ------------
     NETHERLANDS-0.41%
     Telefonica Europe
      7.35% 9/15/05..........................      925,000        952,533
   # TuranAlem Finance 144A
      7.875% 6/2/10..........................    3,500,000      3,517,500
                                                             ------------
                                                                4,470,033
                                                             ------------
     NORWAY-0.04%
     Norsk Hydro
      6.70% 1/15/18..........................      415,000        472,440
                                                             ------------
                                                                  472,440
                                                             ------------
     SWEDEN-0.23%
 ++# Skandinaviska Enskilda Banken 144A
      8.125% 9/29/49.........................    2,310,000      2,478,140
                                                             ------------
                                                                2,478,140
                                                             ------------
     TOTAL FOREIGN BONDS
      (COST $63,695,811).....................                  64,204,963
                                                             ------------
     MUNICIPAL BONDS-4.15%
     California State
      5.00% 2/1/33...........................    1,495,000      1,517,354
     California State Economic Recovery
      5.00% 7/1/06...........................    1,470,000      1,530,520
      5.25% 7/1/13...........................    1,305,000      1,474,219

                                  Bond Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     MUNICIPAL BONDS (CONTINUED)
     Colorado Department of Transportation
      Revenue
      5.00% 12/15/13 (FGIC)..................  $ 6,220,000   $  6,935,922
     Forsyth, Montana Pollution Control
      Revenue (Portland General Project)
      Series A
      5.20% 5/1/33...........................    2,160,000      2,295,000
     Fulton County, Georgia Water & Sewer
      Revenue
      5.25% 1/1/35 (FGIC)....................    4,635,000      4,915,278
     Golden State Tobacco Securitization
      Series B
      5.50% 6/1/43...........................    1,735,000      1,816,372
      5.625% 6/1/38..........................        5,000          5,309
     Illinois State Taxable Pension
      5.10% 6/1/33...........................    2,765,000      2,675,469
     Metropolitan Washington District
      Columbia Airport Authority
      5.00% 10/1/34 (FSA) (AMT)..............    2,290,000      2,308,824
     New Jersey Economic Development
      Cigarette Tax
      5.75% 6/15/29..........................    2,060,000      2,161,764
     New York State Urban Development
      5.25% 3/15/34 (FGIC)...................    2,185,000      2,319,268
     Oregon State Taxable-Pension
      5.892% 6/1/27..........................    2,915,000      3,149,687
     Puerto Rico Public Buildings Authority
      Revenue
      5.25% 7/1/33...........................    4,150,000      4,345,963
     New York State Sales Tax Asset
      Receivables Series A
      5.25% 10/15/27 (AMBAC).................    2,650,000      2,852,540
     West Virginia Economic Development
      Authority
      5.37% 7/1/20 (MBIA)....................      690,000        708,747
      6.07% 7/1/26...........................    2,885,000      3,060,379
     Wisconsin State General Revenue
      5.70% 5/1/26 (FSA).....................    1,455,000      1,533,497
                                                             ------------
     TOTAL MUNICIPAL BONDS (COST
      $44,166,413)...........................                  45,606,112
                                                             ------------
     NON-AGENCY ASSET-BACKED SECURITIES-5.12%
   # ABSC Net Interest Margin Trust Series
      2004-HE1 A 144A
      7.00% 1/17/34..........................      185,173        184,833
 P*# Alliance Capital Funding
      Series 1 A3 CBO 144A
      5.84% 2/15/10..........................    1,035,554      1,051,087
     American Express Credit Account Master
      Trust Series 2004-3 A
      4.35% 12/15/11.........................    2,980,000      3,029,012
     AmeriCredit Automobile Receivables Trust
      Series 2001-C A4
      5.01% 7/14/08..........................    3,127,398      3,165,069

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
P++#* ARES Leveraged Fund II CBO 144A
      6.80% 10/31/05.........................  $ 1,250,000   $  1,250,000
      12.683% 10/31/05.......................    3,000,000      2,737,500
     Capital One Master Trust Series 2002-4A
      A
      4.90% 3/15/10..........................    3,460,000      3,571,594
     Capital One Multi-Asset Execution Trust
      Series 2003-C2 C2
      4.32% 4/15/09..........................    1,540,000      1,555,604
   # Cendant Timeshare Receivables Funding
      Series 2004-1A A1 144A
      3.67% 5/20/16..........................    1,387,211      1,379,842
     Citibank Credit Card Issuance Trust
      Series 2003-A7
      4.15% 7/7/17...........................    2,140,000      2,045,933
      Series 2004-A4
      3.20% 8/24/09..........................    1,965,000      1,946,306
     Countrywide Asset-Backed Certificates
  ++  Series 2004-9 AF2
      3.337% 9/25/23.........................    2,400,000      2,382,500
   #  Series 2004-BC1N Note 144A
      5.50% 4/25/35..........................      913,835        912,692
      Series 2004-S1 A2
      3.872% 3/25/20.........................    2,800,000      2,793,875
   # GSAA Trust Series 2004-4N Note 144A
      6.25% 5/25/34..........................    1,463,564      1,462,192
   # Home Equity Asset Trust
      Series 2003-5 N A 144A
      7.50% 1/27/34..........................      161,260        162,066
      Series 2003-7N A 144A
      5.25% 4/27/34..........................      914,783        915,355
     Honda Automobile Receivables Owners
      Trust Series 2004-2 A4
      3.81% 10/15/09.........................    2,975,000      2,989,312
 P*# Magnetite Asset Investor
      Series 2003 C1 144A
      8.786% 1/31/08.........................      750,000        771,600
   # Master ABS Net Interest Margin Trust
      Series 2003-CI2 N1 144A
      6.65% 8/26/33..........................       32,104         32,168
     MBNA Credit Card Master Note Trust
      Series 2001-A1 A1
      5.75% 10/15/08.........................    1,950,000      2,015,702
     Mid-State Trust
      Series 2004-1 A
      6.005% 8/15/37.........................      731,234        745,009
      Series 2011 A1
      4.864% 7/15/38.........................    1,104,112      1,082,328
     Renaissance Home Equity Loan Trust
      Series 2004-4 AF2
      3.856% 2/25/35.........................    3,005,000      3,005,000

                                  Bond Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
  ++ Residential Asset Mortgage Products
      Series 2004-RZ2 AI3
      4.30% 1/25/31..........................  $ 2,015,000   $  2,029,527
 P*# RHYNO CBO Delaware
      Series 1997-1 A2 144A
      6.33% 9/15/09..........................    1,611,745      1,640,202
 P*# SANKATY Market CDO
      Series 3 B1 144A
      7.379% 4/30/09.........................    1,920,000      1,983,168
   # Sharp
      Series 2003-HE1N 144A
      6.90% 11/25/33.........................      562,142        563,854
      Series 2004-2N 144A
      7.00% 1/25/34..........................    1,127,802      1,127,802
   # Sierra Receivables Funding Company
      Series 2003-1A A 144A
      3.09% 1/15/14..........................    1,201,076      1,182,628
      Series 2003-2A A1 144A
      3.03% 12/15/15.........................    1,530,838      1,517,468
     Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31.........................    2,624,790      2,491,145
     WFS Financial Owner Trust
      Series 2002-2 A4
      4.50% 2/20/10..........................    2,555,000      2,587,821
                                                             ------------
     TOTAL NON-AGENCY ASSET-BACKED SECURITIES
      (COST $56,415,418).....................                  56,310,194
                                                             ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-8.74%
     Bank of America Alternative Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33.........................    3,448,064      3,542,886
      Series 2004-2 1A1
      6.00% 3/25/34..........................    3,099,099      3,182,387
      Series 2004-10 1CB1
      6.00% 11/25/34.........................    1,628,719      1,680,887
      Series 2004-11 1CB1
      6.00% 12/25/34.........................    5,325,107      5,495,897
     Bank of America Funding
      Series 2004-3 2A2
      5.00% 9/25/19..........................    3,352,707      3,409,766
     Bank of America Mortgage Securities
  ++  Series 2003-D 1A2
      3.428% 5/25/33.........................      204,744        204,544
  ++  Series 2003-I 2A4
      3.828% 10/25/33........................    4,105,000      4,090,815
      Series 2004-10 2A1
      5.00% 12/25/19.........................    4,252,835      4,307,383
  ++  Series 2004-A 1A1
      3.481% 2/25/34.........................    1,958,317      1,945,943
  ++  Series 2004-E 1A1
      3.533% 6/25/34.........................    2,910,271      2,888,712

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Bank of America Mortgage Securities
  ++  Series 2004-G 2A6
      4.657% 8/25/34.........................  $ 2,955,000   $  2,998,612
      Series 2004-L 4A1
      5.18% 1/25/35..........................    5,250,000      5,313,000
  ++ Countrywide Home Loan Mortgage Pass
      Through Trust Series 2003-56 3A7B
      4.71% 12/25/33.........................    3,695,000      3,727,506
     Credit Suisse First Boston Mortgage
      Securities Series 2004-1 3A1
      7.00% 2/25/34..........................    1,100,263      1,142,491
  ++ Deutsche Mortgage Securities
      Series 2004-4 1A2
      4.01% 4/25/34..........................    1,990,000      1,990,312
     First Horizon Asset Securities
      Series 2003-5 1A17
      8.00% 7/25/33..........................    1,073,853      1,144,016
  ++  Series 2004-AR5 4A1
      5.680% 10/25/34........................    3,123,523      3,210,356
   # GSMPS Mortgage Loan Trust
      Series 1998-3 A 144A
      7.75% 9/19/27..........................    1,128,709      1,213,235
      Series 1999-3 A 144A
      8.00% 8/19/29..........................    2,166,564      2,335,354
  ++ Master Adjustable Rate Mortgages Trust
      Series 2003-6 1A2
      3.00% 12/25/33.........................    2,865,000      2,839,177
     Master Alternative Loans Trust
      Series 2003-6 3A1
      8.00% 9/25/33..........................    1,051,906      1,101,860
      Series 2003-9 1A1
      5.50% 12/25/18.........................    3,336,899      3,425,906
     Morgan Stanley Mortgage Loan Trust
      Series 2004-9 5A
      5.00% 11/25/19.........................    2,063,178      2,069,297
     Nomura Asset Acceptance
      Series 2004-AP1 A2
      3.238% 3/25/34.........................    3,985,000      3,966,907
  ++  Series 2004-AP2 A2
      4.099% 7/25/34.........................    2,707,513      2,704,829
     Structured Adjustable Rate Mortgage Loan
      Trust Series 2004-18 5A
      5.50% 12/25/34.........................    2,537,234      2,581,635
  ++ Structured Asset Securities
      Series 2002-22H 1A
      7.00% 11/25/32.........................      820,650        846,615
     Washington Mutual
  ++  Series 2002-AR16 A
      4.017% 12/25/32........................    2,647,377      2,652,419
  ++  Series 2003-AR4 A7
      3.95% 5/25/33..........................    1,371,808      1,369,732
  ++  Series 2003-AR9 1A7
      4.06% 9/25/33..........................    2,317,507      2,299,947

                                 Bond Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Washington Mutual
      Series 2004-CB3 4A
      6.00% 10/25/19.........................  $ 3,538,106   $  3,688,476
  ++ Wells Fargo Mortgage-Backed Securities
      Trust Series 2003-K 2A5
      4.521% 11/25/33........................    2,395,000      2,317,235
      Series 2003-M A1
      4.739% 12/25/33........................    3,789,965      3,754,434
      Series 2004-I 1A1
      3.393% 7/25/34.........................    2,389,701      2,383,066
      Series 2004-DD 2A3
      4.548% 1/25/35.........................    2,900,000      2,906,344
      Series 2004-DD 2A6
      4.548% 1/25/35.........................    1,355,000      1,353,042
                                                             ------------
     TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
      OBLIGATIONS (COST $96,094,695).........                  96,085,023
                                                             ------------
     U.S. TREASURY OBLIGATIONS-15.97%
     U.S. Treasury Bonds
      5.375% 2/15/31.........................   40,405,000     43,703,704
     U.S. Treasury Inflation Index Notes
      0.875% 4/15/10.........................    8,105,418      8,029,114
      2.00% 1/15/14..........................   18,051,326     18,688,772
      2.00% 7/15/14..........................    9,432,183      9,734,314
      2.375% 1/15/25.........................    6,566,581      7,023,937
      3.00% 7/15/12..........................    4,686,787      5,231,444
     U.S. Treasury Notes
      2.50% 10/31/06.........................   39,855,000     39,495,388
      2.75% 8/15/07..........................    7,765,000      7,682,194
      3.50% 12/15/09.........................    5,045,000      5,022,141
      4.25% 11/15/14.........................   30,850,000     30,940,391
                                                             ------------
     TOTAL U.S. TREASURY OBLIGATIONS (COST
      $172,240,223)..........................                 175,551,399
                                                             ------------

                                                                MARKET
                                                NUMBER OF       VALUE
                                                 SHARES        (U.S. $)

     PREFERRED STOCK-0.57%
   # Centaur Funding 144A
      9.08%..................................        4,740   $  6,255,321
                                                             ------------
     TOTAL PREFERRED STOCK
      (COST $5,982,825)......................                   6,255,321
                                                             ------------
     WARRANT-0.00%
  +# Solutia 144A, exercise price $7.59,
      expiration date 7/15/09................        4,350             44
                                                             ------------
     TOTAL WARRANT
      (COST $370,046)........................                          44
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
  ** COMMERCIAL PAPER-7.09%
     Sheffield Receivables
      2.345% 1/13/05.........................  $10,000,000      9,992,200
     Eiffel Funding
      2.36% 1/18/05..........................   15,577,000     15,559,640
     KFW International Finance
      2.20% 1/6/05...........................    4,000,000      3,998,756
     Starbird Funding
      2.24% 1/3/05...........................   20,680,000     20,677,422
     Steamboat Funding
      2.341% 1/6/05..........................   15,000,000     14,995,125
     Three Pillars
      2.345% 1/18/05.........................   10,000,000      9,988,950
     UBS Finance
      2.23% 1/3/05...........................    2,795,000      2,794,654
                                                             ------------
     TOTAL COMMERCIAL PAPER (COST
      $78,006,747)...........................                  78,006,747
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-102.62% (COST
 $1,110,743,047)............................................   1,128,368,988
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.62%).....     (28,820,207)
                                                              --------------
NET ASSETS APPLICABLE TO 84,800,318 SHARES
 OUTSTANDING-100.00%........................................  $1,099,548,781
                                                              ==============
NET ASSET VALUE-BOND FUND STANDARD CLASS ($898,105,050 /
 69,263,813 SHARES).........................................         $12.966
                                                              ==============
NET ASSET VALUE-BOND FUND SERVICE CLASS ($201,443,731 /
 15,536,505 SHARES).........................................         $12.966
                                                              ==============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $1,066,562,145
Undistributed net investment income.........................       5,251,567
Accumulated net realized gain on investments................      10,109,128
Net unrealized appreciation of investments..................      17,625,941
                                                              --------------
Total net assets............................................  $1,099,548,781
                                                              ==============

------------------
 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note #6 in "Notes to Financial Statements."

 +Non-income producing security for the year ended December 31, 2004.

++Variable rate notes. The interest rate shown is the rate as of December 31, 2004.

                                 Bond Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

 *The security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements." At December 31, 2004, 10 securities were fair valued which represented 1.63% of the Fund's net assets.

**Zero coupon security. The interest rate shown is the yield at the time of purchase.

 P Illiquid security. See Note #6 in "Notes to Financial Statements." At
   December 31, 2004, 10 securities were deemed illiquid which represented 1.63% of the Fund's net assets.

ABS-Asset-backed security
AMBAC-Insured by the AMBAC Assurance Corporation
AMT-Subject to Alternative Minimum Tax
ARM-Adjustable Rate Mortgage
CBO-Collateralized Bond Obligation
CDO-Collateralized Debt Obligation
FGIC-Insured by the Financial Guaranty Insurance Company
FSA-Insured by Financial Security Assurance
GNMA-Government National Mortgage Association
MBIA-Insured by the Municipal Bond Insurance Association
PRN-Principal Only Strip
S.F.-Single Family
TBA-To Be Announced
yr-Year

                             See accompanying notes

                                 Bond Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Interest.................................................  $46,242,036
Dividends................................................      342,610
                                                           -----------
                                                            46,584,646
                                                           -----------
EXPENSES:
Management fees..........................................    3,516,932
Accounting and administration expenses...................      406,990
Distribution expenses-Service Class......................      288,425
Reports and statements to shareholders...................       95,056
Custodian fees...........................................       49,157
Professional fees........................................       16,444
Trustees' fees...........................................        6,777
Other....................................................       39,270
                                                           -----------
                                                             4,419,051
Less expense paid indirectly.............................      (11,163)
                                                           -----------
Total expenses...........................................    4,407,888
                                                           -----------
NET INVESTMENT INCOME ...................................   42,176,758
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.........................   12,237,839
Net change in unrealized appreciation/depreciation of
 investments.............................................   (3,139,380)
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........    9,098,459
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $51,275,217
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                            12/31/04         12/31/03
                                         ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income..................  $    42,176,758   $  35,294,649
Net realized gain on investments.......       12,237,839      30,899,793
Net change in unrealized
 appreciation/depreciation of
 investments...........................       (3,139,380)     (7,264,334)
                                         ---------------   -------------
Net increase in net assets resulting
 from operations.......................       51,275,217      58,930,108
                                         ---------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class........................      (35,505,635)    (36,182,097)
 Service Class.........................       (6,144,106)       (848,995)
Net realized gain on investments:
 Standard Class........................      (25,387,049)     (7,541,718)
 Service Class.........................       (2,783,286)            (87)
                                         ---------------   -------------
                                             (69,820,076)    (44,572,897)
                                         ---------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................      157,459,872     249,689,885
 Service Class.........................      172,853,455      43,945,446
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class........................       60,892,684      43,723,815
 Service Class.........................        8,927,392         849,082
                                         ---------------   -------------
                                             400,133,403     338,208,228
                                         ---------------   -------------
Cost of shares repurchased:
 Standard Class........................     (159,594,222)   (222,559,604)
 Service Class.........................      (19,692,569)     (2,778,624)
                                         ---------------   -------------
                                            (179,286,791)   (225,338,228)
                                         ---------------   -------------
Increase in net assets derived from
 capital share transactions............      220,846,612     112,870,000
                                         ---------------   -------------
NET INCREASE IN NET ASSETS.............      202,301,753     127,227,211
NET ASSETS:
Beginning of year......................      897,247,028     770,019,817
                                         ---------------   -------------
End of year (including undistributed
 net investment income of $5,251,567
 and $3,714,615, respectively).........  $ 1,099,548,781   $ 897,247,028
                                         ===============   =============

                             See accompanying notes

                                 Bond Fund- 13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              BOND FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/04        12/31/03(1)        12/31/02        12/31/01(2)        12/31/00
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............  $ 13.223         $ 12.989          $ 12.382         $ 11.891          $ 11.436

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3).........................     0.566            0.549             0.675            0.747             0.787
Net realized and unrealized gain (loss) on
 investments.....................................     0.103            0.382             0.560            0.349             0.426
                                                   --------         --------          --------         --------          --------
Total from investment operations.................     0.669            0.931             1.235            1.096             1.213
                                                   --------         --------          --------         --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................    (0.534)          (0.578)           (0.627)          (0.605)           (0.758)
Net realized gain on investments.................    (0.392)          (0.119)           (0.001)              --                --
                                                   --------         --------          --------         --------          --------
Total dividends and distributions................    (0.926)          (0.697)           (0.628)          (0.605)           (0.758)
                                                   --------         --------          --------         --------          --------

Net asset value, end of period...................  $ 12.966         $ 13.223          $ 12.989         $ 12.382          $ 11.891
                                                   ========         ========          ========         ========          ========

Total return(4)..................................     5.30%            7.28%            10.13%            9.18%            10.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........  $898,105         $855,329          $770,020         $556,894          $337,187
Ratio of expenses to average net assets..........     0.42%            0.44%             0.44%            0.53%             0.55%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly.........     0.42%            0.44%             0.46%            0.53%             0.55%
Ratio of net investment income to average net
 assets..........................................     4.31%            4.13%             5.29%            5.96%             6.55%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly......................................     4.31%            4.13%             5.27%            5.96%             6.55%
Portfolio turnover...............................      329%             652%              612%             712%              167%

------------------
(1)Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(2)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                                 Bond Fund- 14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                             BOND FUND SERVICE CLASS

                                                                YEAR     5/15/03(1)
                                                               ENDED         TO
                                                              12/31/04    12/31/03
                                                              --------   ----------
Net asset value, beginning of period........................  $ 13.222     $13.700

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................     0.534       0.323
Net realized and unrealized gain (loss) on investments......     0.103      (0.121)
                                                              --------     -------
Total from investment operations............................     0.637       0.202
                                                              --------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................    (0.501)     (0.561)
Net realized gain on investments............................    (0.392)     (0.119)
                                                              --------     -------
Total dividends and distributions...........................    (0.893)     (0.680)
                                                              --------     -------

Net asset value, end of period..............................  $ 12.966     $13.222
                                                              ========     =======

Total return(3).............................................     5.05%       1.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................  $201,444     $41,918
Ratio of expenses to average net assets.....................     0.67%       0.69%
Ratio of net investment income to average net assets........     4.06%       3.84%
Portfolio turnover..........................................      329%        652%(4)

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                                 Bond Fund- 15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with a prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $11,163. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $373,231.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $18,759.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

                                 Bond Fund- 16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $324,537
Accounting and Administration Fees Payable to DSC...........    68,818
Administration Fees Payable to Lincoln Life.................     3,687
Distribution Fees Payable to the Companies..................   110,519

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $1,989,188,499 and sales of $1,885,110,438 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2004, the Fund made purchases of $1,167,592,405 and sales of $2,210,484,417 of long-term U.S. government securities.

At December 31, 2004, the cost of investments for federal income tax purposes was $1,112,337,383. At December 31, 2004, net unrealized appreciation was $16,031,605, of which $19,036,933 related to unrealized appreciation of investments and $3,005,328 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                             YEAR               YEAR
                                             ENDED              ENDED
                                           12/31/04           12/31/03
                                          -----------        -----------
Ordinary income.........................  $62,514,962        $43,077,450
Long-term capital gain..................    7,305,114          1,495,447
                                          -----------        -----------
Total...................................  $69,820,076        $44,572,897
                                          ===========        ===========

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest..........................   $1,066,562,145
Undistributed ordinary income..........................       11,396,627
Undistributed long-term capital gain...................        5,558,404
Unrealized appreciation of investments.................       16,031,605
                                                          --------------
Net assets.............................................   $1,099,548,781
                                                          ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

                                                           ACCUMULATED
                                                           NET REALIZED
                                       UNDISTRIBUTED NET       GAIN
                                       INVESTMENT INCOME      (LOSS)
                                       -----------------   ------------
                                          $1,009,935       $(1,009,935)

                                 Bond Fund- 17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                              YEAR               YEAR
                                              ENDED              ENDED
                                            12/31/04           12/31/03
                                           -----------        -----------
Shares sold:
 Standard Class..........................   11,947,874         18,778,093
 Service Class...........................   13,175,236          3,314,110
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class..........................    4,773,730          3,345,182
 Service Class...........................      698,844             65,840
                                           -----------        -----------
                                            30,595,684         25,503,225
                                           -----------        -----------
Shares repurchased:
 Standard Class..........................  (12,142,765)       (16,721,550)
 Service Class...........................   (1,507,831)          (209,694)
                                           -----------        -----------
                                           (13,650,596)       (16,931,244)
                                           -----------        -----------
Net increase.............................   16,945,088          8,571,981
                                           ===========        ===========

6. CREDIT AND MARKET RISK
The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)
-------------           ---------------           -------------
     10%                      90%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

                                 Bond Fund- 18

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Bond Fund

We have audited the accompanying statement of net assets of the Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                                 Bond Fund- 19

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                                 Bond Fund- 20

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                                 Bond Fund- 21

                           CAPITAL APPRECIATION FUND

                                  [JANUS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Capital Appreciation Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- CAPITAL APPRECIATION FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-

CAPITAL APPRECIATION FUND

ANNUAL REPORT COMMENTARY

For the year ended December 31, 2004

Managed by:

                                                                    [JANUS LOGO]

The Fund returned 5.3% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2004, trailing its benchmark, the Russell 1000 Growth Index*, which returned 6.3% for the same period.

The Fund's underperformance is due primarily to relatively challenging areas of investment that included the information technology and consumer discretionary groups, where a few holdings failed to perform to our expectations. Meanwhile, aiding performance were the strong returns of a number of well-chosen healthcare stocks in the Fund. Another area of strength for us was the materials sector, where several of our holdings also posted impressive results.

The Fund continued to include a well-balanced mix of growth names that I and Janus' analysts believe have the potential for long-term growth. In fact, one of the highlights during the period was the combined performance of the Fund's small-and mid-cap investments. I continually seed the bottom third of the portfolio with small- and mid-cap names that I believe have the potential over a five-year time horizon to evolve into large-cap companies. In fact, some of the large-cap stocks in the top third of the Fund today were once small- or mid-cap investments in the lower half of the Fund.

Two top contributors to the Fund were media leaders Comcast and Time Warner. Comcast, the nation's largest cable operator, struggled earlier in 2004 due to its unsuccessful bid to merge with Walt Disney Co. (not a fund holding). However, Comcast has since recovered from the negative publicity surrounding this event, posting excellent earnings and continually proving that its services--including popular video-on-demand options--offer tremendous appeal. Although investors were concerned in prior quarters that Regional Bell Operating Companies (RBOCs) might be positioned to take market share from cable companies by building out fiber lines to homes, it's become increasingly evident that RBOCs have a long way to go in catching up to their cable counterparts.

Turning to Time Warner, we've seen continual execution of a strong business model on the part of CEO Dick Parsons. The company's earnings were bolstered this past quarter by solid cable numbers and healthy sales of DVD titles like Lord of the Rings. Additionally, the company's film releases fared relatively well, although the holiday film, The Polar Express, was hampered somewhat by a slow start.

The Fund was also supported by our holdings in Tyco International and United Parcel Service, both of which reported outstanding sales volumes during the period. Other noteworthy contributors included Coach, a luxury handbag and accessory manufacturer and Rio de Janeiro-based Cia Vale do Rio Doce (CVRD), the world's largest iron ore producer. Coach reached new highs on the back of Christmas sales that not only far exceeded Wall Street's expectations, but also established Coach as one of the most successful retailers this past holiday season. CVRD has benefited from opening new mines and reviving old ones to meet the growing demand for metals needed to fuel China's booming economy.

Maxim Integrated Products and Linear Technology were among the Fund's biggest detractors during the period. Working against these longtime holdings was a seasonal decline in chip stocks. While Maxim's and Linear's circuits can be found in everything from robotics to personal computers to medical equipment, the automotive industry--which needs chips to power dashboards, air-bag sensors and navigation systems--is their fastest-growing end market today. Our research shows that demand for their products will only increase, therefore we maintained positions in both, although reduced our weightings.

Charles Schwab Corp. was another significant detractor. After owning the stock for many years, my patience was exhausted when the discount broker's earnings disappointed us quarter after quarter. Despite Schwab's laudable efforts to lower its cost structure, the company continued to struggle with declining online trading activity and asset inflows, as well as increased competition that has steadily eroded its market share. Management changes failed to improve matters. Therefore, I decided to sell the Fund's position in Schwab.

Taking chips off the table in underperforming holdings like Schwab allowed me to reinvest those assets in what I believe are higher-quality companies trading at more attractive valuations. CVRD and Coach are two examples of this.

Going forward, I remain committed to finding companies that I believe exhibit profitable unit volume growth, margins that exceed those of their peers, low capital intensity, rising returns on capital and on equity, and intelligent capital allocation, which could include aggressive stock repurchases. Comcast, Linear and Maxim, as well as CVRD and Coach are just a few holdings that I believe exhibit these characteristics and will be great long-term contributors to the Fund's results.

Thank you for your continued investment.

Blaine Rollins

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                 CAPITAL APPRECIATION FUND
                                                                   STANDARD CLASS SHARES            RUSSELL 1000 GROWTH INDEX
                                                                 -------------------------          -------------------------
12/31/94                                                                  10000                               10000
                                                                          12869                               13719
                                                                          15188                               16891
                                                                          19028                               22040
                                                                          26248                               30571
                                                                          38178                               40708
                                                                          32127                               31580
                                                                          23813                               25130
                                                                          17393                               18123
                                                                          23037                               23514
12/31/04                                                                  24253                               24995

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $24,253. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $24,995. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class shares                          12/31/04
-------------------------------------------------------
One Year                                         +5.28%
-------------------------------------------------------
Five Years                                       -8.68%
-------------------------------------------------------
Ten Years                                        +9.26%
-------------------------------------------------------

The Service Class shares total return was 5.02% for the year ended 12/31/04 and its average annual total return was 15.00% for the period from 5/15/03 (commencement of operations) to 12/31/04.

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                          Capital Appreciation Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

DISCLOSURE
     OF FUND EXPENSES

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                      Expenses
                                Beginning    Ending                  Paid During
                                 Account     Account    Annualized     Period
                                  Value       Value      Expense      7/1/04 to
                                 7/1/04     12/31/04      Ratios      12/31/04*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class                  $1,000.00   $1,025.60     0.80%         $4.07
Service Class                    1,000.00    1,024.32     1.05%          5.34
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class                  $1,000.00   $1,021.11     0.80%         $4.06
Service Class                    1,000.00    1,019.86     1.05%          5.33
--------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                          Capital Appreciation Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND

SECTOR ALLOCATIONS

AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   97.94%
------------------------------------------------------------------------
Aerospace & Defense                                             4.47%
Automobiles & Automotive Parts                                  0.37%
Banking & Finance                                               3.77%
Building & Materials                                            2.24%
Business Services                                               0.31%
Cable, Media & Publishing                                      16.48%
Chemicals                                                       0.55%
Computers & Technology                                          3.52%
Consumer Products                                               1.94%
Consumer Services                                               3.06%
Electronics & Electrical Equipment                             10.81%
Energy                                                          1.83%
Finance                                                         0.32%
Food, Beverage & Tobacco                                        2.64%
Healthcare & Pharmaceuticals                                    8.39%
Industrial Machinery                                            6.67%
Insurance                                                       5.89%
Leisure, Lodging & Entertainment                                0.58%
Metals & Mining                                                 1.26%
Packaging & Containers                                          0.71%
Retail                                                         10.13%
Telecommunications                                              7.44%
Textiles, Apparel & Furniture                                   0.85%
Transportation & Shipping                                       3.36%
Utilities                                                       0.35%
------------------------------------------------------------------------
DISCOUNT NOTE                                                   1.98%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.92%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.08%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                          Capital Appreciation Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS
December 31, 2004

                                                               MARKET
                                               NUMBER OF        VALUE
                                                SHARES        (U.S. $)
    COMMON STOCK-97.94%
    AEROSPACE & DEFENSE-4.47%
    Boeing.............................           159,340   $   8,249,032
    General Dynamics...................            27,095       2,834,137
    Honeywell International............           182,295       6,455,066
    Lockheed Martin....................           181,790      10,098,434
    Smiths Industries (Great
     Britain)..........................           125,386       1,978,789
                                                            -------------
                                                               29,615,458
                                                            -------------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.37%
    Autoliv............................            22,315       1,077,815
    Bayerische Motoren Werke
     (Germany).........................            30,942       1,394,219
                                                            -------------
                                                                2,472,034
                                                            -------------
    BANKING & FINANCE-3.77%
    Bank of New York...................           330,640      11,049,988
    Chicago Mercantile Exchange........             5,015       1,146,931
    MBNA...............................           164,345       4,632,886
    Mitsubishi Tokyo Financial
     (Japan)...........................               291       2,953,450
    Northern Trust.....................            65,960       3,204,337
    UBS AG.............................            24,480       2,052,403
                                                            -------------
                                                               25,039,995
                                                            -------------
    BUILDING & MATERIALS-2.24%
    D.R. Horton........................            52,880       2,131,593
    Masco..............................           165,725       6,053,934
  + NVR................................             3,805       2,927,567
    Ryland Group.......................            27,620       1,589,255
    Winnebago Industries...............            55,715       2,176,228
                                                            -------------
                                                               14,878,577
                                                            -------------
    BUSINESS SERVICES-0.31%
    Robert Half International..........            70,440       2,073,049
                                                            -------------
                                                                2,073,049
                                                            -------------
    CABLE, MEDIA & PUBLISHING-16.48%
    British Sky Broadcasting (Great
     Britain)..........................           196,893       2,124,444
  + Comcast Special Class A............         1,362,660      44,749,755
  + Lamar Advertising..................            75,635       3,235,665
  + Time Warner........................         2,271,447      44,156,930
  + Univision Communications Class A...           514,457      15,058,156
                                                            -------------
                                                              109,324,950
                                                            -------------
    CHEMICALS-0.55%
    Ecolab.............................            40,100       1,408,713
    Sigma-Aldrich......................            37,280       2,253,949
                                                            -------------
                                                                3,662,662
                                                            -------------
    COMPUTERS & TECHNOLOGY-3.52%
  + Ceridian...........................           185,795       3,396,333
  + eBay...............................            63,420       7,374,478
  + IAC/InterActiveCorp................           136,890       3,780,902
  + McAfee.............................            50,685       1,466,317
  + NAVTEQ.............................            66,755       3,094,762
  + Yahoo..............................           113,170       4,264,246
                                                            -------------
                                                               23,377,038
                                                            -------------

                                                               MARKET
                                               NUMBER OF        VALUE
                                                SHARES        (U.S. $)
    COMMON STOCK (CONTINUED)
    CONSUMER PRODUCTS-1.94%
    Esprit Holdings (Hong Kong)........           174,500   $   1,055,167
    Procter & Gamble...................           153,320       8,444,866
    Reckitt Benckiser (Great
     Britain)..........................           112,486       3,403,559
                                                            -------------
                                                               12,903,592
                                                            -------------
    CONSUMER SERVICES-3.06%
  + Apollo Group Class A...............            86,805       7,006,032
    ARAMARK-Class B....................           113,520       3,009,415
    Paychex............................           261,905       8,925,722
    Strayer Education..................            12,205       1,339,987
                                                            -------------
                                                               20,281,156
                                                            -------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-10.81%
  + Advanced Micro Devices.............            42,195         929,134
  + Fisher Scientific International....            34,226       2,135,018
    Linear Technology..................           698,975      27,092,271
    Maxim Integrated Products..........           859,780      36,446,075
    Texas Instruments..................           207,310       5,103,972
                                                            -------------
                                                               71,706,470
                                                            -------------
    ENERGY-1.83%
    Apache.............................            56,565       2,860,493
    BP ADR.............................            26,420       1,542,928
    EOG Resources......................            19,715       1,406,862
    Schlumberger Limited...............            32,665       2,186,922
    Suncor Energy......................            58,930       2,086,122
  + Transocean.........................            47,770       2,024,970
                                                            -------------
                                                               12,108,297
                                                            -------------
    FINANCE-0.32%
    Merrill Lynch......................            35,175       2,102,410
                                                            -------------
                                                                2,102,410
                                                            -------------
    FOOD, BEVERAGE & TOBACCO-2.64%
  + Dean Foods.........................            30,445       1,003,163
    PepsiCo............................            46,440       2,424,168
    Sysco..............................           287,205      10,962,614
    Whole Foods Market.................            32,570       3,105,550
                                                            -------------
                                                               17,495,495
                                                            -------------
    HEALTHCARE & PHARMACEUTICALS-8.39%
    Alcon..............................           111,550       8,990,930
  + Caremark Rx........................           165,200       6,513,836
  + Celgene............................            39,140       1,038,384
  + Genentech..........................            12,950         704,998
  + Gilead Sciences....................            63,015       2,204,895
    Johnson & Johnson..................           114,830       7,282,519
    Medtronic..........................            80,990       4,022,773
  + Patterson Dental...................            72,435       3,142,955
  + Schein (Henry).....................            27,035       1,882,717
  + St. Jude Medical...................            74,130       3,108,271
    Stryker............................           141,750       6,839,438
  + Synthes (Switzerland)..............            22,007       2,467,586
    UnitedHealth Group.................            31,905       2,808,597
  + Varian Medical Systems.............            60,460       2,614,290
  + Zimmer Holdings....................            24,905       1,995,389
                                                            -------------
                                                               55,617,578
                                                            -------------

                          Capital Appreciation Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                               MARKET
                                               NUMBER OF        VALUE
                                                SHARES        (U.S. $)
    COMMON STOCK (CONTINUED)
    INDUSTRIAL MACHINERY-6.67%
    3M.................................           107,725   $   8,840,990
    Illinois Tool Works................            81,025       7,509,397
    Kennametal.........................            63,410       3,155,916
    Pentair............................            48,310       2,104,384
    Precision Castparts................            47,610       3,127,025
    Rockwell Automation................            38,530       1,909,162
    Tyco International.................           491,385      17,562,099
                                                            -------------
                                                               44,208,973
                                                            -------------
    INSURANCE-5.89%
    AFLAC..............................            90,405       3,601,735
    American International Group.......           121,275       7,964,129
    Berkley (W.R.).....................            97,488       4,598,509
  + Berkshire Hathaway Class A.........                 2         175,800
  + Berkshire Hathaway Class B.........             2,325       6,826,200
    MBIA...............................            32,995       2,087,924
    MGIC Investment....................            93,735       6,459,279
    PartnerRe..........................            48,200       2,985,508
    RenaissanceRe Holdings.............            75,665       3,940,633
    Willis Group Holdings..............            10,195         419,728
                                                            -------------
                                                               39,059,445
                                                            -------------
    LEISURE, LODGING & ENTERTAINMENT-0.58%
    Carnival...........................            67,105       3,867,261
                                                            -------------
                                                                3,867,261
                                                            -------------
    METALS & MINING-1.26%
    Cia Vale do Rio Doce ADR...........           235,515       6,832,290
  + Inco...............................            41,390       1,522,324
                                                            -------------
                                                                8,354,614
                                                            -------------
    PACKAGING & CONTAINERS-0.71%
    Ball...............................            58,655       2,579,647
    Bemis..............................            72,215       2,100,734
                                                            -------------
                                                                4,680,381
                                                            -------------
    RETAIL-10.13%
    Abercrombie & Fitch Class A........            33,095       1,553,810
  + Amazon.Com.........................           214,135       9,484,038
    Best Buy...........................            68,690       4,081,560
    Costco Wholesale...................            38,465       1,862,091
    Foot Locker........................           131,355       3,537,390
    Gap................................           162,565       3,433,373
    McDonald's.........................           497,265      15,942,316
    Outback Steakhouse.................            79,070       3,619,825
    Penney (J.C.)......................            48,145       1,993,203
    Staples............................           117,065       3,946,261
    Walgreen...........................           461,205      17,696,435
                                                            -------------
                                                               67,150,302
                                                            -------------

                                                               MARKET
                                               NUMBER OF        VALUE
                                                SHARES        (U.S. $)
    COMMON STOCK (CONTINUED)
    TELECOMMUNICATIONS-7.44%
  + Cisco Systems......................         1,584,762   $  30,585,906
  + Corning............................           524,010       6,167,598
  + Juniper Networks...................            35,590         967,692
    Nokia ADR..........................           574,970       9,009,780
  + Research In Motion.................            31,845       2,624,665
                                                            -------------
                                                               49,355,641
                                                            -------------
    TEXTILES, APPAREL & FURNITURE-0.85%
    Burberry Group (Great Britain).....           387,871       2,997,311
  + Coach..............................            35,495       2,001,918
    NIKE Class B.......................             7,210         653,875
                                                            -------------
                                                                5,653,104
                                                            -------------
    TRANSPORTATION & SHIPPING-3.36%
    Canadian National Railway..........            48,925       2,996,656
  + Ryanair Holdings ADR...............            62,140       2,532,205
    United Parcel Service Class B......           195,750      16,728,795
                                                            -------------
                                                               22,257,656
                                                            -------------
    UTILITIES-0.35%
  + Calpine............................           285,290       1,124,043
  + Reliant Resources..................            85,975       1,173,558
                                                            -------------
                                                                2,297,601
                                                            -------------
    TOTAL COMMON STOCK (COST
     $479,166,848).....................                       649,543,739
                                                            -------------
                                               PRINCIPAL
                                                AMOUNT
    *DISCOUNT NOTE-1.98%
    Federal National Mortgage
     Association
      1.65% 1/3/05.....................       $13,100,000      13,098,799
                                                            -------------
    TOTAL DISCOUNT NOTE (COST
     $13,098,799)......................                        13,098,799
                                                            -------------

                          Capital Appreciation Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.92% (COST
 $492,265,647)..............................................  $ 662,642,538
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.08%.......        554,542
                                                              -------------
NET ASSETS APPLICABLE TO 37,512,221 SHARES
 OUTSTANDING-100.00%........................................  $ 663,197,080
                                                              =============
NET ASSET VALUE-CAPITAL APPRECIATION FUND STANDARD CLASS
 ($659,384,898 / 37,295,722 SHARES).........................        $17.680
                                                                    =======
NET ASSET VALUE-CAPITAL APPRECIATION FUND SERVICE CLASS
 ($3,812,182 / 216,499 SHARES)..............................        $17.608
                                                                    =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $ 911,532,851
Accumulated net investment loss.............................       (210,778)
Accumulated net realized loss on investments................   (418,286,839)
Net unrealized appreciation of investments and foreign
 currencies.................................................    170,161,846
                                                              -------------
Total net assets............................................  $ 663,197,080
                                                              =============

------------------
 + Non-income producing security for the year ended December 31, 2004.

 * The interest rate shown is the yield at time of purchase.

ADR-American Depositary Receipt

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

The following forward foreign currency exchange contracts were outstanding at December 31, 2004:

                                                                                                  UNREALIZED
      CONTRACTS TO DELIVER                  IN EXCHANGE FOR           SETTLEMENT DATE            DEPRECIATION
---------------------------------           ---------------           ---------------           --------------
675,000 British Pounds                       US$1,240,515              May 20, 2005               $ (45,120)
1,015,000 European Monetary Units            US$1,250,516              April 15, 2005              (130,955)
25,000,000 Japanese Yens                     US$  228,875              April 15,2005                (16,947)
275,000 Swiss Francs                         US$  218,810              April 15, 2005               (24,362)
                                                                                                  ---------
                                                                                                  $(217,384)
                                                                                                  =========

(1) See Note #6 in "Notes to Financial Statements."

                             See accompanying notes

                          Capital Appreciation Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends..............................................  $  5,151,949
Interest...............................................       114,734
Foreign tax withheld...................................       (42,745)
                                                         ------------
                                                            5,223,938
                                                         ------------
EXPENSES:
Management fees........................................     5,179,574
Accounting and administration expenses.................       322,426
Reports and statements to shareholders.................        74,054
Custodian fees.........................................        37,528
Professional fees......................................        20,404
Trustees' fees.........................................         6,778
Distribution expenses-Service Class....................         2,912
Other..................................................        32,376
                                                         ------------
                                                            5,676,052
Less expenses waived...................................       (55,700)
Less expense paid indirectly...........................          (957)
                                                         ------------
Total expenses.........................................     5,619,395
                                                         ------------
NET INVESTMENT LOSS....................................      (395,457)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments...........................................    41,095,954
 Foreign currencies....................................      (409,777)
                                                         ------------
Net realized gain......................................    40,686,177
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies....................    (8,567,281)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES....................................    32,118,896
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $ 31,723,439
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                            12/31/04         12/31/03
                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment loss....................  $     (395,457)  $     (715,868)
Net realized gain (loss) on investments
 and foreign currencies................      40,686,177       (7,065,413)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign currencies....      (8,567,281)     209,929,945
                                         --------------   --------------
Net increase in net assets resulting
 from operations.......................      31,723,439      202,148,664
                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................      22,625,025       11,752,048
 Service Class.........................       3,589,890          435,344
                                         --------------   --------------
                                             26,214,915       12,187,392
                                         --------------   --------------
Cost of shares repurchased:
 Standard Class........................    (184,324,897)    (102,556,911)
 Service Class.........................        (418,887)         (20,014)
                                         --------------   --------------
                                           (184,743,784)    (102,576,925)
                                         --------------   --------------
Decrease in net assets derived from
 capital share transactions............    (158,528,869)     (90,389,533)
                                         --------------   --------------
NET INCREASE (DECREASE) IN NET
 ASSETS................................    (126,805,430)     111,759,131
NET ASSETS:
Beginning of year......................     790,002,510      678,243,379
                                         --------------   --------------
End of year (including accumulated net
 investment loss of $(210,778) and
 $(2,195), respectively)...............  $  663,197,080   $  790,002,510
                                         ==============   ==============

                             See accompanying notes

                          Capital Appreciation Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     CAPITAL APPRECIATION FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                                  12/31/04        12/31/03(1)        12/31/02         12/31/01          12/31/00
                                                  -------------------------------------------------------------------------------
Net asset value, beginning of period............  $ 16.793         $ 12.678          $ 17.358        $   25.345        $   31.466

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)..........................    (0.009)          (0.014)           (0.032)           (0.035)           (0.047)
Net realized and unrealized gain (loss) on
 investments and foreign currencies.............     0.896            4.129            (4.648)           (6.035)           (4.694)
                                                  --------         --------          --------        ----------        ----------
Total from investment operations................     0.887            4.115            (4.680)           (6.070)           (4.741)
                                                  --------         --------          --------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments................         -                -                 -            (1.917)           (1.380)
                                                  --------         --------          --------        ----------        ----------
Total dividends and distributions...............         -                -                 -            (1.917)           (1.380)
                                                  --------         --------          --------        ----------        ----------

Net asset value, end of period..................  $ 17.680         $ 16.793          $ 12.678        $   17.358        $   25.345
                                                  ========         ========          ========        ==========        ==========

Total return(3).................................     5.28%           32.45%           (26.96%)          (25.88%)          (15.85%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).........  $659,385         $789,544          $678,243        $1,125,648        $1,689,681
Ratio of expenses to average net assets.........     0.80%            0.82%             0.80%             0.78%             0.76%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly........     0.81%            0.82%             0.80%             0.78%             0.76%
Ratio of net investment loss to average net
 assets.........................................    (0.06%)          (0.10%)           (0.21%)           (0.18%)           (0.15%)
Ratio of net investment loss to average net
 assets prior to fees waived and expense paid
 indirectly.....................................    (0.07%)          (0.10%)           (0.21%)           (0.18%)           (0.15%)
Portfolio turnover..............................       33%              21%               27%               48%               62%

------------------
(1)Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                          Capital Appreciation Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                    CAPITAL APPRECIATION FUND SERVICE CLASS

                                                                YEAR          5/15/03(1)
                                                               ENDED              TO
                                                              12/31/04         12/31/03
                                                              --------        ----------
Net asset value, beginning of period........................  $16.766          $14.021

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)......................................   (0.051)          (0.036)
Net realized and unrealized gain on investments and foreign
 currencies.................................................    0.893            2.781
                                                              -------          -------
Total from investment operations............................    0.842            2.745
                                                              -------          -------
Net asset value, end of period..............................  $17.608          $16.766
                                                              =======          =======
Total return(3).............................................    5.02%           19.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................  $ 3,812          $   458
Ratio of expenses to average net assets.....................    1.05%            1.06%
Ratio of expenses to average net assets prior to fees waived
 and expense paid indirectly................................    1.06%            1.06%
Ratio of net investment loss to average net assets..........   (0.31%)          (0.37%)
Ratio of net investment loss to average net assets prior to
 fees waived and expense paid indirectly....................   (0.32%)          (0.37%)
Portfolio turnover..........................................      33%           21%(4)

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                          Capital Appreciation Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Capital Appreciation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $957. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

                         Capital Appreciation Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) Effective November 1, 2004, DMC has contractually agreed to waive a portion of its advisory fee through October 31, 2005. The waiver amount is 0.10% on the first $100 million of average daily net assets of the Fund, 0.05% on the next $400 million, 0.025% on the next $500 million, 0.05% on the next $500 million and 0.10% on the average daily net assets in excess of $1.5 billion.

Janus Capital Management LLC (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Adviser 0.45% for the first $500 million of the Fund's average daily net assets, 0.425% of the next $500 million of the Fund's average daily net assets, 0.40% of the next $500 million of the Fund's average daily net assets and 0.35% of the excess of the Fund's average daily net assets over $1.5 billion. Effective May 1, 2005, the rates will be changed to 0.40% for the first $250 million of the Fund's average daily net assets, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $750 million of the Fund's average daily net assets and 0.25% of the excess of the Fund's average daily net assets over $1.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $286,672.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $20,754.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $438,938
Accounting and Administration Fees Payable to DSC...........    44,959
Administration Fees Payable to Lincoln Life.................     7,205
Distribution Fees Payable to the Companies..................     1,440

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $227,413,466 and sales of $383,692,812 of investment securities other than short-term investments.

At December 31, 2004, the cost of investments for federal income tax purposes was $492,379,906. At December 31, 2004, net unrealized appreciation was $170,262,632, of which $191,162,764 related to unrealized appreciation of investments and $20,900,132 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2004 and 2003.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest............................  $ 911,532,851
Post-October currency losses.............................       (428,162)
Capital loss carryforwards...............................   (418,172,580)
Unrealized appreciation of investments and foreign
 currencies..............................................    170,264,971
                                                           -------------
Net assets...............................................  $ 663,197,080
                                                           =============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of forward foreign currency contracts for tax purposes.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2004 through December 31, 2004 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

                         Capital Appreciation Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

  ACCUMULATED                ACCUMULATED
NET INVESTMENT            NET REALIZED GAIN            PAID-IN
     LOSS                      (LOSS)                  CAPITAL
---------------           -----------------           ----------
   $186,874                 $409,777                  $(596,651)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $40,892,681 was utilized in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $264,303,499 expires in 2009, $123,927,079 expires in 2010 and
$29,942,002 expires in 2011.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                              YEAR               YEAR
                                              ENDED              ENDED
                                            12/31/04           12/31/03
                                           -----------        -----------
Shares sold:
 Standard Class..........................    1,374,302            830,074
 Service Class...........................      214,297             28,582
                                           -----------        -----------
                                             1,588,599            858,656
                                           -----------        -----------
Shares repurchased:
 Standard Class..........................  (11,096,192)        (7,310,501)
 Service Class...........................      (25,135)            (1,245)
                                           -----------        -----------
                                           (11,121,327)        (7,311,746)
                                           -----------        -----------
Net decrease.............................   (9,532,728)        (6,453,090)
                                           ===========        ===========

6. SUPPLEMENTAL FINANCIAL INSTRUMENTS INFORMATION
Foreign Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2004, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

                         Capital Appreciation Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                         Capital Appreciation Fund- 13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Capital Appreciation Fund

We have audited the accompanying statement of net assets of the Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                         Capital Appreciation Fund- 14

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley 1300 S.    Trustee      Trustee since        Director (Partner) Blue & Co., LLC
Clinton Street Fort Wayne,               August 2004
IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley 1300 S.        12       Meridian Investment
Clinton Street Fort Wayne,               Advisors, Inc.; Eureka
IN 46802                                 College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

                         Capital Appreciation Fund- 15

------------------

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                         Capital Appreciation Fund- 16

                               EQUITY-INCOME FUND

                          [FIDELITY INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Equity-Income Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- EQUITY-INCOME FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:
                                                     (FIDELITY INVESTMENTS LOGO)

The Fund returned 9.8% (Standard Class shares with distributions reinvested), while its benchmark, the Russell 1000 Value Index*, returned 16.5% for the year ended December 31, 2004.

In the calendar year 2004, equities finished in the black for the second consecutive year. The global economy continued to expand and overall corporate profits improved at a strong, albeit slowing, rate. This expansion occurred despite dramatically higher commodity prices; investor concerns about Federal Reserve tightening steps; potential terrorist acts; a tight presidential race; and regulatory, accounting and product liability issues at some major U.S. companies. Among investment styles, smaller-cap led large-cap and value stocks outpaced growth stocks. In this investment climate, the Fund underperformed the value index. Below-average performance and underexposure to financials detracted the most from the Fund's return versus the index. A variety of factors hampered the Fund's positions, including increased regulatory scrutiny and lackluster equity market conditions, and it was underexposed to relatively strong-performing real estate investment trusts and bank stocks dependent on favorable loan spreads which were held in the index. Other detractors from the Fund's relative performance included below-average returns in the consumer discretionary sector, including an online conglomerate that lowered its earnings guidance, and weak performance from health care positions, particularly pharmaceuticals. Conversely, good stock selection and an overweighted posture in energy added the most to the Fund's relative return amid a surge in crude oil and natural gas prices and heightened Middle East security concerns. Selected telecommunications stocks with attractive valuations and growing wireless operations also added to the Fund's return, as did certain commodity-oriented materials stocks with firmer supply/demand characteristics.

Stephen DuFour
Fidelity Investments

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                EQUITY-INCOME FUND STANDARD
                                                                        CLASS SHARES                 RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
12/31/94                                                                    10000                              10000
                                                                            13474                              13835
                                                                            16143                              16829
                                                                            21096                              22750
                                                                            23781                              26305
                                                                            25273                              28238
                                                                            27956                              30218
                                                                            25904                              28529
                                                                            21845                              24100
                                                                            28912                              31338
12/31/04                                                                    31737                              36506

This chart illustrates, hypothetically, that $10,000 was invested in the Equity-Income Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $31,737. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $36,506. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        + 9.77%
-------------------------------------------------------
Five Years                                      + 4.66%
-------------------------------------------------------
Ten Years                                       +12.24%
-------------------------------------------------------

The Service Class shares average annual total return was 14.42% for the period from 5/19/04 (commencement of operations) to 12/31/04.

* The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                             Equity-Income Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

DISCLOSURE
     OF FUND EXPENSES

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,094.00      0.80%        $4.21
Service Class                 1,000.00     1,092.60      1.05%         5.52
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,021.11      0.80%        $4.06
Service Class                 1,000.00     1,019.86      1.05%         5.33
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                             Equity-Income Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   98.43%
------------------------------------------------------------------------
Aerospace & Defense                                             1.17%
Automobiles & Automotive Parts                                  0.66%
Banking                                                        10.93%
Cable, Media & Publishing                                       6.76%
Chemicals                                                       4.11%
Computers & Technology                                          2.97%
Consumer Products                                               0.46%
Electronics & Electrical Equipment                             12.14%
Energy                                                          7.64%
Finance                                                        10.74%
Food, Beverage & Tobacco                                        4.28%
Healthcare & Pharmaceuticals                                    7.06%
Industrial Machinery                                            4.07%
Insurance                                                       4.64%
Office/Industrial REITs                                         2.75%
Retail                                                          3.90%
Telecommunications                                              8.78%
Textiles, Apparel & Furniture                                   0.05%
Transportation & Shipping                                       3.23%
Utilities                                                       2.09%
------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                     1.03%
------------------------------------------------------------------------
Finance                                                         0.43%
Computers & Technology                                          0.60%
------------------------------------------------------------------------
CONVERTIBLE BONDS                                               0.07%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.53%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.47%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                             Equity-Income Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
    COMMON STOCK-98.43%
    AEROSPACE & DEFENSE-1.17%
    Goodrich.................................      142,400   $  4,647,936
    Lockheed Martin..........................       36,370      2,020,354
    Northrop Grumman.........................       55,900      3,038,724
                                                             ------------
                                                                9,707,014
                                                             ------------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.66%
  + Navistar International...................       83,300      3,663,534
    Volvo AB ADR.............................       46,300      1,835,795
                                                             ------------
                                                                5,499,329
                                                             ------------
    BANKING-10.93%
    Bank of America..........................      642,800     30,205,172
    First Horizon National...................       44,400      1,914,084
    J.P. Morgan Chase........................      242,036      9,441,824
    M & T Bank...............................       13,100      1,412,704
    State Street.............................      204,800     10,059,776
    Wachovia.................................      339,600     17,862,960
    Wells Fargo..............................      320,100     19,894,215
                                                             ------------
                                                               90,790,735
                                                             ------------
    CABLE, MEDIA & PUBLISHING-6.76%
    Clear Channel Communications.............       34,800      1,165,452
    Disney (Walt)............................      102,600      2,852,280
    News Corporate Limited ADR Class B.......    1,334,400     25,620,480
    Omnicom Group............................      125,000     10,540,000
    Tribune..................................       36,700      1,546,538
    Washington Post Class B..................          730        717,605
  + XM Satellite Radio Holdings Class A......      363,144     13,661,477
                                                             ------------
                                                               56,103,832
                                                             ------------
    CHEMICALS-4.11%
    Air Products & Chemicals.................       40,800      2,365,176
    duPont (E.I.) deNemours..................      113,900      5,586,795
    Eastman Chemical.........................      257,300     14,853,929
  + FMC......................................      104,500      5,047,350
    Lubrizol.................................       67,000      2,469,620
    Lyondell Chemical........................      131,800      3,811,656
                                                             ------------
                                                               34,134,526
                                                             ------------
    COMPUTERS & TECHNOLOGY-2.97%
  + Amazon.Com...............................       55,500      2,458,095
  + Dell.....................................       33,500      1,411,690
  + IAC/InterActiveCorp......................       66,700      1,842,254
    Microsoft................................      708,200     18,916,022
                                                             ------------
                                                               24,628,061
                                                             ------------
    CONSUMER PRODUCTS-0.46%
    Colgate-Palmolive........................       25,900      1,325,044
    Procter & Gamble.........................       44,500      2,451,060
                                                             ------------
                                                                3,776,104
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-12.14%
  + Agilent Technologies.....................      167,600      4,039,160
  + Altera...................................       83,300      1,724,310
    Analog Devices...........................      184,300      6,804,356
  + Applied Materials........................      323,000      5,523,300

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
    COMMON STOCK (CONTINUED)
    ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
  + Arrow Electronics........................       63,900   $  1,552,770
  + Avnet....................................      104,200      1,900,608
  + Axcelis Technologies.....................      119,200        969,096
  + Credence Systems.........................       27,800        254,370
  + Emulex...................................       47,300        796,532
  + Fairchild Semiconductor Class A..........       52,800        858,528
  + Freescale Semiconductor Class B..........      110,914      2,036,381
    General Electric.........................    1,069,400     39,033,099
    Intel....................................      394,700      9,232,033
  + Kla-Tencor...............................      195,600      9,111,048
  + Kulicke & Soffa Industries...............       58,300        502,546
  + Lam Research.............................      154,200      4,457,922
  + LTX......................................       88,900        683,641
  + MKS Instruments..........................       39,600        734,580
    National Semiconductor...................      294,400      5,284,480
  + Novellus Systems.........................      142,700      3,979,903
  + Teradyne.................................       78,200      1,334,874
                                                             ------------
                                                              100,813,537
                                                             ------------
    ENERGY-7.64%
    Ashland..................................       33,400      1,949,892
    Burlington Resources.....................      247,740     10,776,690
    Exxon Mobil..............................      777,200     39,839,272
    Halliburton..............................      277,900     10,904,796
                                                             ------------
                                                               63,470,650
                                                             ------------
    FINANCE-10.74%
    American Express.........................       75,500      4,255,935
    Citigroup................................      345,798     16,660,548
    Fannie Mae...............................      141,800     10,097,578
    Freddie Mac..............................       27,700      2,041,490
    Goldman Sachs Group......................       63,900      6,648,156
    Lehman Brothers..........................       44,500      3,892,860
    Merrill Lynch............................      256,500     15,331,005
    Morgan Stanley...........................       84,600      4,696,992
    Schwab (Charles).........................      601,850      7,198,126
    SLM......................................      260,300     13,897,417
    Washington Mutual........................      106,800      4,515,504
                                                             ------------
                                                               89,235,611
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-4.28%
    Altria Group.............................      341,700     20,877,870
    Campbell Soup............................       63,800      1,906,982
    Coca-Cola................................       80,700      3,359,541
    General Mills............................       55,600      2,763,876
    Loews Corp.-Carolina Group...............       36,100      1,045,095
    McCormick & Company......................      144,600      5,581,560
                                                             ------------
                                                               35,534,924
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-7.06%
    Aetna....................................       19,600      2,445,100
    Bristol-Myers Squibb.....................      177,000      4,534,740
    Cardinal Health..........................       77,700      4,518,255
    Johnson & Johnson........................       99,900      6,335,658
    McKesson.................................       36,100      1,135,706

                             Equity-Income Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS (CONTINUED)
    Medtronic................................       26,750   $  1,328,673
    Merck....................................      180,500      5,801,270
    Pfizer...................................      577,400     15,526,285
    Roche Holding ADR........................       27,800      3,200,264
    UnitedHealth Group.......................      126,000     11,091,780
    Wyeth....................................       64,000      2,725,760
                                                             ------------
                                                               58,643,491
                                                             ------------
    INDUSTRIAL MACHINERY-4.07%
    Caterpillar..............................       77,300      7,537,523
    Dover....................................      418,500     17,551,890
    Eaton....................................       52,800      3,820,608
  + Hexcel...................................       37,700        546,650
    Precision Castparts......................       66,400      4,361,152
                                                             ------------
                                                               33,817,823
                                                             ------------
    INSURANCE-4.64%
    American International Group.............      438,880     28,821,250
    Fidelity National Financial..............       19,400        885,998
    Hartford Financial Services..............       44,700      3,098,157
    Marsh & McLennan.........................       25,000        822,500
    Willis Group Holdings....................      118,700      4,886,879
                                                             ------------
                                                               38,514,784
                                                             ------------
    OFFICE/INDUSTRIAL REITS-2.75%
    Capital Automotive.......................       19,283        685,029
    CenterPoint Properties...................       42,500      2,035,325
    Equity Lifestyle Properties..............       15,729        562,312
    Equity Office Properties Trust...........      133,200      3,878,784
    General Growth Properties................      433,900     15,689,823
                                                             ------------
                                                               22,851,273
                                                             ------------
    RETAIL-3.90%
  + Dollar Tree Stores.......................       38,900      1,115,652
    Home Depot...............................      105,800      4,521,892
    May Department Stores....................      123,900      3,642,660
    Penney (J.C.)............................       83,700      3,465,180
    Wal-Mart Stores..........................      372,200     19,659,604
                                                             ------------
                                                               32,404,988
                                                             ------------
    TELECOMMUNICATIONS-8.78%
  + Cisco Systems............................      161,100      3,109,230
    Citizens Communications..................       41,100        566,769
    Nokia ADR................................      187,200      2,933,424
    QUALCOMM.................................       36,100      1,530,640

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
    COMMON STOCK (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
    Sprint...................................      967,000   $ 24,029,950
    Verizon Communications...................      920,600     37,293,506
    Vodafone ADR.............................      125,100      3,425,238
                                                             ------------
                                                               72,888,757
                                                             ------------
    TEXTILES, APPAREL & FURNITURE-0.05%
  + Knoll....................................       25,700        449,750
                                                             ------------
                                                                  449,750
                                                             ------------
    TRANSPORTATION & SHIPPING-3.23%
    Alexander & Baldwin......................        8,951        379,701
  + Landstar System..........................       60,400      4,447,856
    Norfolk Southern.........................      608,800     22,032,472
                                                             ------------
                                                               26,860,029
                                                             ------------
    UTILITIES-2.09%
    AGL Resources............................       19,200        638,208
    American Electric Power..................        8,600        295,324
    Edison International.....................       64,300      2,059,529
    Entergy..................................       97,900      6,617,061
    Exelon...................................      100,500      4,429,035
    Southern.................................       99,800      3,345,296
                                                             ------------
                                                               17,384,453
                                                             ------------
    TOTAL COMMON STOCK
     (COST $687,014,076).....................                 817,509,671
                                                             ------------
    CONVERTIBLE PREFERRED STOCK-1.03%
    FINANCE-0.43%
    Fannie Mae 5.375%........................           34      3,604,000
                                                             ------------
                                                                3,604,000
                                                             ------------
    COMPUTERS & TECHNOLOGY-0.60%
    Xerox 6.25%..............................       33,300      4,922,073
                                                             ------------
                                                                4,922,073
                                                             ------------
    TOTAL CONVERTIBLE PREFERRED STOCK (COST
     $8,123,761).............................                   8,526,073
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
    CONVERTIBLE BONDS-0.07%
  # ASM International NV 144A 4.25% 12/6/11..  $   550,000        582,313
                                                             ------------
    TOTAL CONVERTIBLE BONDS
     (COST $556,823).........................                     582,313
                                                             ------------

                             Equity-Income Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.53% (COST
 $695,694,660)..............................................  $826,618,057
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.47%.......     3,910,933
                                                              ------------
NET ASSETS APPLICABLE TO 46,089,485 SHARES
 OUTSTANDING-100.00%........................................  $830,528,990
                                                              ============
NET ASSET VALUE-EQUITY-INCOME FUND STANDARD CLASS
 ($830,275,968 / 46,075,439 SHARES).........................       $18.020
                                                                   =======
NET ASSET VALUE-EQUITY-INCOME FUND SERVICE CLASS
 ($253,022 / 14,046 SHARES).................................       $18.013
                                                                   =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $675,755,754
Undistributed net investment income.........................     3,113,397
Accumulated net realized gain on investments................    20,736,442
Net unrealized appreciation of investments..................   130,923,397
                                                              ------------
Total net assets............................................  $830,528,990
                                                              ============

------------------
+Non-income producing security for the year ended December 31, 2004.

#Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #6 in "Notes to Financial Statements."

ADR-American Depositary Receipt
REIT-Real Estate Investment Trust

                             See accompanying notes

                             Equity-Income Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends...............................................   $17,621,136
Interest................................................       232,738
Other income............................................       370,962
Foreign tax withheld....................................        (5,827)
                                                           -----------
                                                            18,219,009
                                                           -----------
EXPENSES:
Management fees.........................................     5,863,389
Accounting and administration expense...................       355,381
Reports and statements to shareholders..................        56,580
Custodian fees..........................................        44,138
Professional fees.......................................        20,807
Trustees' fees..........................................         6,777
Distribution expenses-Service Class.....................           105
Other...................................................        44,711
                                                           -----------
                                                             6,391,888
Less expense paid indirectly............................          (815)
                                                           -----------
Total expenses..........................................     6,391,073
                                                           -----------
NET INVESTMENT INCOME...................................    11,827,936
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain on:
 Investments............................................    44,901,667
 Foreign currencies.....................................           977
                                                           -----------
Net realized gain.......................................    44,902,644
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies.....................    17,513,650
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES.....................................    62,416,294
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....   $74,244,230
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                              12/31/04       12/31/03
                                            ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.....................  $ 11,827,936   $  7,828,184
Net realized gain on investments and
 foreign currencies.......................    44,902,644     47,184,138
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies...............................    17,513,650    140,361,524
                                            ------------   ------------
Net increase in net assets resulting from
 operations...............................    74,244,230    195,373,846
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (8,714,410)    (6,854,617)
 Service Class............................        (1,106)            --
                                            ------------   ------------
                                              (8,715,516)    (6,854,617)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................    20,457,554     33,033,473
 Service Class............................       242,748             --
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     8,714,410      6,854,617
 Service Class............................         1,000             --
                                            ------------   ------------
                                              29,415,712     39,888,090
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class ..........................   (75,141,443)   (36,009,695)
 Service Class............................        (2,088)            --
                                            ------------   ------------
                                             (75,143,531)   (36,009,695)
                                            ------------   ------------
Increase (decrease) in net assets derived
 from capital share transactions..........   (45,727,819)     3,878,395
                                            ------------   ------------

NET INCREASE IN NET ASSETS................    19,800,895    192,397,624

NET ASSETS:
Beginning of year.........................   810,728,095    618,330,471
                                            ------------   ------------
End of year (including undistributed net
 investment income of $3,113,397 and
 $1,109,749, respectively)................  $830,528,990   $810,728,095
                                            ============   ============

                             See accompanying notes

                             Equity-Income Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           EQUITY-INCOME FUND STANDARD CLASS
                                                                                      YEAR ENDED
                                                      12/31/04        12/31/03(1)        12/31/02        12/31/01        12/31/00
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period................  $ 16.595         $ 12.653          $ 15.339        $ 17.443        $ 22.047

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)............................     0.247            0.163             0.162           0.197           0.164
Net realized and unrealized gain (loss) on
 investments and
 foreign currencies.................................     1.366            3.921            (2.544)         (1.420)          1.583
                                                      --------         --------          --------        --------        --------
Total from investment operations....................     1.613            4.084            (2.382)         (1.223)          1.747
                                                      --------         --------          --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................    (0.188)          (0.142)           (0.148)         (0.177)         (0.125)
Net realized gain on investments....................        --               --            (0.156)         (0.704)         (6.226)
                                                      --------         --------          --------        --------        --------
Total dividends and distributions...................    (0.188)          (0.142)           (0.304)         (0.881)         (6.351)
                                                      --------         --------          --------        --------        --------

Net asset value, end of period......................  $ 18.020         $ 16.595          $ 12.653        $ 15.339        $ 17.443
                                                      ========         ========          ========        ========        ========

Total return(3).....................................     9.77%           32.35%           (15.67%)         (7.34%)         10.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............  $830,276         $810,728          $618,330        $799,166        $866,074
Ratio of expenses to average net assets.............     0.80%            0.82%             0.82%           0.80%           0.79%
Ratio of net investment income to average net
 assets.............................................     1.47%            1.15%             1.16%           1.23%           0.89%
Portfolio turnover..................................      120%             134%              130%            127%            143%

------------------
(1)Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity Income Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                             Equity-Income Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                             EQUITY-INCOME FUND SERVICE CLASS
                                                                        5/19/04(1)
                                                                            TO
                                                                         12/31/04
                                                             --------------------------------
Net asset value, beginning of period.......................              $15.895

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...................................                0.144
Net realized and unrealized gain on investments and foreign
 currencies................................................                2.141
                                                                         -------
Total from investment operations...........................                2.285
                                                                         -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................................               (0.167)
                                                                         -------
Total dividends and distributions..........................               (0.167)
                                                                         -------
Net asset value, end of period.............................              $18.013
                                                                         =======
Total return(3)............................................               14.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................              $   253
Ratio of expenses to average net assets....................                1.05%
Ratio of net investment income to average net assets.......                1.40%
Portfolio turnover(4)......................................                 120%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes

                             Equity-Income Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Equity-Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 19, 2004. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund participates in a "Commission Recapture Program" whereby a portion of commissions paid on investment transactions may be rebated to the Fund. For the year ended December 31, 2004, the Fund accrued $370,962 under the program, which is included in "other" income on the Statement of Operations.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $815. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC).

                             Equity-Income Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Fidelity Management & Research Company (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Adviser 0.48% of the Fund's average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $320,499.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $19,882.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and /or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $511,264
Accounting and Administration Fees Payable to DSC...........    54,443
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................        89

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $939,970,870 and sales of $973,734,132 of investment securities other than short-term investments.

At December 31, 2004, the cost of investments for federal income tax purposes was $702,358,706. At December 31, 2004, net unrealized appreciation was $124,259,351 of which $129,625,078 related to unrealized appreciation of investments and $5,365,727 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/04          12/31/03
                                            ----------        ----------
Ordinary income...........................  $8,715,516        $6,854,617

In addition, the Fund declared an ordinary income consent dividend of $1,109,749 for the year ended December 31, 2003. Such amount has been deemed paid and contributed to the Fund as additional paid in capital.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest............................  $675,755,754
Undistributed ordinary income............................     4,995,955
Undistributed long-term capital gain.....................    25,517,930
Unrealized appreciation of investments and foreign
 currencies..............................................   124,259,351
                                                           ------------
Net assets...............................................  $830,528,990
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

                             Equity-Income Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

                            ACCUMULATED
UNDISTRIBUTED NET           NET REALIZED            PAID-IN
INVESTMENT INCOME           GAIN (LOSS)             CAPITAL
-----------------           ------------           ----------
   $(1,108,772)                $(977)              $1,109,749

For federal income tax purposes, $14,614,096 of capital loss carryforwards from prior years was utilized in 2004.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR*              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................   1,218,634         2,268,515
 Service Class.............................      14,107                --
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     504,248           438,219
 Service Class.............................          58                --
                                             ----------        ----------
                                              1,737,047         2,706,734
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (4,500,793)       (2,723,363)
 Service Class.............................        (119)               --
                                             ----------        ----------
                                             (4,500,912)       (2,723,363)
                                             ----------        ----------
 Net decrease..............................  (2,763,865)          (16,629)
                                             ==========        ==========

------------------
*Service Class shares commenced operations on May 19, 2004.

6. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. As of December 31, 2004, the Fund did not have investments in excess of 5% of net assets in any individual foreign currency.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                             Equity-Income Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
     --                       100%                     100%                    100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                             Equity-Income Fund- 13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Equity-Income Fund

We have audited the accompanying statement of net assets of the Equity-Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity-Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                             Equity-Income Fund- 14

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr. 1300    Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
S. Clinton Street Fort                   December 1981        Northwestern University
Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             Number of
                             Funds in
                               Trust
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr. 1300        12       N/A
S. Clinton Street Fort
Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                             Equity-Income Fund- 15

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             Number of
                             Funds in
                               Trust
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                             Equity-Income Fund- 16

                          GLOBAL ASSET ALLOCATION FUND

                       (UBS GLOBAL ASSET MANAGEMENT LOGO)

                               Lincoln Variable
                               Insurance Products Trust-
                               Global Asset Allocation Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- GLOBAL ASSET ALLOCATION FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
GLOBAL ASSET ALLOCATION FUND

ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:
                                              (UBS GLOBAL ASSET MANAGEMENT LOGO)

The Fund returned 13.5% (Standard Class shares with distributions reinvested), for the fiscal year 2004, while its benchmark the Global Securities Markets Index (GSMI)** returned 12.8% for the year ended December 31, 2004. The Fund's custom benchmark (50% S&P 500 Index, 30% Lehman Brothers Aggregate Index, 10% Morgan Stanley EAFE Index, and 10% Citigroup Global Bond Index)*, used by the prior Sub-Advisor, returned 10.0% for the year ended December 31, 2004.

Effective January 1, 2004, UBS Global Asset Management became the Sub-Adviser to the Fund. The transition of the portfolio securities was completed January 31, 2004. Since January 31, 2004, the Fund returned 11.6%, while its benchmark, the GSMI, returned 11.2%. The benchmark was changed to the GSMI as this benchmark is more reflective of UBS Global Asset Management's investment strategy.

In 2004, the global economy exceeded expectations, growing at 4% versus consensus expectations of 3% at the beginning of the year. This was primarily driven by growth in the US, Japan, and the emerging markets. The United States continues to account for the lion's share of economic growth in the developed world, with the euro-zone and Japan lagging. The global economy is slowing somewhat, and leading indicators point to further moderation. The US Federal Reserve (Fed) has raised the Federal funds target by 0.25% at each of its last five meetings, while the European Central Bank (ECB) has not taken any action on rates and the Bank of Japan has continued its zero interest-rate policy in the face of lackluster performance. Consensus expectations for 2005 indicate trend-like growth rates worldwide.

UBS Global Asset Management

The Fund is actively managed and its composition differs over time and the securities discussed herein are not recommendations of individual securities. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2004. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any advisory account or mutual fund advised or sub-advised by UBS Global Asset Management, and any obligation to update or alter these views as a result of new information, future events or otherwise is disclaimed. For complete information about a mutual fund, including investment objectives, risks, charges, and expenses, investors should read the prospectus carefully before investing. An investment in a fund is only one component of a balanced investment plan.

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                              GLOBAL
                               ASSET
                            ALLOCATION
                               FUND
                             STANDARD          GSMI                           LEHMAN                         CITIGROUP
                               CLASS         COMPOSITE        S&P 500        BROTHERS                         GLOBAL
                              SHARES           INDEX           INDEX         AGGREGATE       MSCI EAFE      BOND INDEX
                            ----------       ---------        -------        ---------       ---------      ----------
12/31/94                       10000            10000          10000           10000           10000           10000
                               12395            12343          13750           11847           11155           10904
                               14259            13861          16947           12278           11865           12337
                               17035            15871          22603           13463           12109           12366
                               19335            18487          29103           14632           14571           14257
                               21526            21608          35254           14512           18549           13649
                               20355            20273          32015           16199           15960           13866
                               18751            18735          28214           17567           12575           13729
                               16521            17203          21978           19369           10606           16405
                               19892            21753          28289           20164           14760           18851
12/31/04                       22585            24537          31361           21039           17816           20802

This chart illustrates, hypothetically, that $10,000 was invested in the Global Asset Allocation Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $22,585. For comparison look at how the indices did over the same period. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +13.54%
-------------------------------------------------------
Five Years                                      + 0.97%
-------------------------------------------------------
Ten Years                                       + 8.49%
-------------------------------------------------------

The Service Class shares total return was 13.27% for the year ended 12/31/04 and its average annual total return was 16.39% for the period from 5/15/03 (commencement of operations) to 12/31/04.

 * MSCI EAFE Index-consists of more than 900 securities from selected countries in Europe, Australasia and the Far East. Standard & Poor's 500 Index-Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks. Citigroup World Government Bond Index-A measurement of government bonds in ten global markets. Lehman Brothers Aggregate Bond Index-Composed of securities from Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index.

** GSMI is an unmanaged index constructed in the following manner: 40% Russel
   3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets
   (Free) Index; 2% JP Morgan EMBI Global.

                        Global Asset Allocation Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,114.60      1.01%        $5.36
Service Class                 1,000.00     1,113.20      1.26%         6.70
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,020.06      1.01%        $5.13
Service Class                 1,000.00     1,018.80      1.26%         6.39
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Global Asset Allocation Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   68.21%
------------------------------------------------------------------------
Automobiles & Automotive Parts                                  1.80%
Banks                                                           7.71%
Capital Goods                                                   4.21%
Commercial Services & Supplies                                  0.56%
Consumer Durables & Apparel                                     0.85%
Diversified Financials                                          6.00%
Electronics & Electrical Equipment                              0.30%
Energy                                                          4.29%
Food & Staples Retailing                                        2.80%
Food, Beverage & Tobacco                                        1.78%
Healthcare Equipment & Services                                 2.40%
Household & Personal Products                                   0.93%
Insurance                                                       2.91%
Materials                                                       2.38%
Media                                                           4.83%
Pharmaceuticals & Biotechnology                                 8.53%
Real Estate                                                     0.48%
Retail                                                          1.52%
Semiconductors & Semiconductor Equipment                        0.28%
Software & Services                                             2.49%
Technology Hardware & Equipment                                 0.69%
Telecommunications                                              5.04%
Transportation & Shipping                                       2.23%
Utilities                                                       3.20%
------------------------------------------------------------------------
INVESTMENT COMPANIES                                            5.67%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.00%
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.72%
------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                               4.95%
------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              1.26%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           1.51%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                3.38%
------------------------------------------------------------------------
CORPORATE BONDS                                                 3.13%
------------------------------------------------------------------------
Aerospace & Defense                                             0.08%
Automobiles & Automotive Parts                                  0.32%
Banks                                                           0.53%
Beverage/Bottling                                               0.07%
Brokerage                                                       0.22%
Chemicals                                                       0.11%
Consumer Products                                               0.05%
Consumer Services                                               0.02%
Diversified Manufacturing                                       0.02%

------------------------------------------------------------------------
                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
Energy                                                          0.20%
Entertainment                                                   0.04%
Environmental Services                                          0.02%
Finance                                                         0.38%
Food                                                            0.08%
Gaming                                                          0.02%
Healthcare                                                      0.02%
Home Builders                                                   0.02%
Insurance                                                       0.05%
Machinery                                                       0.02%
Media                                                           0.08%
Metals & Mining                                                 0.02%
Paper & Forest Products                                         0.03%
Pharmaceuticals                                                 0.03%
Real Estate                                                     0.02%
Retail                                                          0.10%
Technology/Software                                             0.03%
Telecommunications                                              0.23%
Tobacco                                                         0.04%
Transportation & Shipping                                       0.05%
Utilities                                                       0.23%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              1.06%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  0.39%
------------------------------------------------------------------------
SOVEREIGN DEBT                                                  5.82%
------------------------------------------------------------------------
Australia                                                       0.04%
Austria                                                         0.43%
Belgium                                                         0.14%
Canada                                                          0.23%
Finland                                                         0.36%
France                                                          0.92%
Germany                                                         2.39%
Italy                                                           0.31%
Mexico                                                          0.11%
Netherlands                                                     0.31%
Sweden                                                          0.10%
United Kingdom                                                  0.48%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       3.47%
------------------------------------------------------------------------
WARRANTS                                                        0.00%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.57%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.43%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                        Global Asset Allocation Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS##
December 31, 2004

                                                                MARKET
                                                NUMBER OF       VALUE
                                                  SHARES       (U.S. $)
    COMMON STOCK-68.21%
    AUTOMOBILES & AUTOMOTIVE PARTS-1.80%
  + Advance Auto Parts...................           12,700   $    554,736
    Honda Motor Limited (Japan)..........           16,100        834,303
    Johnson Controls.....................           24,900      1,579,655
    Magna International Class A
     (Canada)............................            4,100        337,301
    NGK Spark Plug (Japan)...............           43,000        445,233
    Nissan Motor (Japan).................           57,400        624,023
    Toyota Industries (Japan)............            9,600        239,836
    Volkswagen (Germany).................            6,323        286,628
                                                             ------------
                                                                4,901,715
                                                             ------------
    BANKS-7.71%
    ABN AMRO Holding (Netherlands).......           56,811      1,505,025
    Australia & New Zealand Banking Group
     (Australia).........................           29,662        478,760
    Banco Santander Central Hispano
     (Spain).............................           33,661        417,731
    Bank of Ireland (Ireland)............           80,908      1,344,568
    Bank of Nova Scotia (Canada).........           13,100        444,994
    Barclays (United Kingdom)............          152,940      1,719,201
    BNP Paribas (France).................           10,325        748,026
    Freddie Mac..........................           43,500      3,205,950
    HBOS (United Kingdom)................           34,489        561,176
    HSBC Holdings (United Kingdom).......           34,566        585,289
    National Australia Bank
     (Australia).........................           25,256        570,584
    PNC Financial Services Group.........           24,000      1,378,560
    Royal Bank of Scotland Group (United
     Kingdom)............................           57,461      1,932,795
    Sumitomo Mitsui Financial Group
     (Japan).............................               62        450,766
    Sumitomo Trust & Banking (Japan).....           51,000        368,801
    Svenska Handelsbanken A Shares
     (Sweden)............................           15,500        403,512
    UniCredito Italiano (Italy)..........          155,957        896,695
    Wells Fargo..........................           63,700      3,958,954
                                                             ------------
                                                               20,971,387
                                                             ------------
    CAPITAL GOODS-4.21%
    Balfour Beatty (United Kingdom)......           29,960        180,757
    Illinois Tool Works..................           30,200      2,798,936
    Lockheed Martin......................           21,800      1,210,990
    Masco................................           86,700      3,167,151
  + Mettler-Toledo International
     (Switzerland).......................           27,100      1,390,501
    Mitsubishi (Japan)...................           36,900        476,780
    Northrop Grumman.....................           24,400      1,326,384
    Sandvik (Sweden).....................           14,300        576,700
    Wolseley (United Kingdom)............           17,944        335,377
                                                             ------------
                                                               11,463,576
                                                             ------------
    COMMERCIAL SERVICES & SUPPLIES-0.56%
    Adecco (Switzerland).................            9,896        498,238
    Equifax..............................           22,300        626,630
    Rentokil Initial (United Kingdom)....          136,053        385,282
                                                             ------------
                                                                1,510,150
                                                             ------------

                                                                MARKET
                                                NUMBER OF       VALUE
                                                  SHARES       (U.S. $)
    COMMON STOCK (CONTINUED)
    CONSUMER DURABLES & APPAREL-0.85%
    Electrolux Series B (Sweden).........           19,500   $    446,023
    Fuji Photo Film (Japan)..............           11,100        405,133
    Funai Electric (Japan)...............            3,100        384,815
    Koninklijke Philips Electronics
     (Netherlands).......................           15,415        408,790
    LVMH Moet Hennessy Louis Vuitton
     (France)............................            3,822        292,741
    Sekisui House (Japan)................           31,600        368,209
                                                             ------------
                                                                2,305,711
                                                             ------------
    DIVERSIFIED FINANCIALS-6.00%
    Citigroup............................          105,200      5,068,536
  + Contifinancial Liquidating Trust.....          165,347          2,894
  + Credit Suisse Group (Switzerland)....           31,289      1,315,288
    Fortis (Belgium).....................           25,399        702,555
    JP Morgan Chase......................           69,000      2,691,690
    Mellon Financial.....................           80,900      2,516,799
    Morgan Stanley.......................           65,800      3,653,216
    Takefuji (Japan).....................            5,370        363,171
                                                             ------------
                                                               16,314,149
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-0.30%
    Electrocomponents (United Kingdom)...           59,512        326,775
    Murata Manufacturing (Japan).........            6,800        380,248
    Yokogawa Electric (Japan)............            8,000        106,958
                                                             ------------
                                                                  813,981
                                                             ------------
    ENERGY-4.29%
    BP (United Kingdom)..................          192,264      1,871,477
    Ente Nazionale Idrocarburi (Italy)...           29,825        746,740
    Exxon Mobil..........................           63,900      3,275,514
    Kerr-McGee...........................            8,500        491,215
    Marathon Oil.........................           33,300      1,252,413
    Petro-Canada (Canada)................            8,300        423,746
    Shell Transport & Trading (United
     Kingdom)............................          210,398      1,792,498
    Total (France).......................            8,282      1,809,049
                                                             ------------
                                                               11,662,652
                                                             ------------
    FOOD & STAPLES RETAILING-2.80%
    Albertson's..........................           66,700      1,592,796
    Costco Wholesale.....................           56,400      2,730,323
  + Kroger...............................           92,800      1,627,712
  + Shoppers Drug Mart (Canada)..........           13,600        423,046
    Tesco (United Kingdom)...............          161,711        998,158
    Woolworths Limited (Australia).......           20,020        235,562
                                                             ------------
                                                                7,607,597
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-1.78%
  + Aurora Foods.........................              708              6
    Cadbury Schweppes (United Kingdom)...           81,654        760,322
  + Cott (Canada)........................            8,400        208,081
    Diageo (United Kingdom)..............          107,736      1,538,908
    Gallaher Group (United Kingdom)......           50,458        766,276
    Heineken NV (Netherlands)............           10,439        348,061

                        Global Asset Allocation Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                NUMBER OF       VALUE
                                                  SHARES       (U.S. $)
    COMMON STOCK (CONTINUED)
    FOOD, BEVERAGE & TOBACCO (CONTINUED)
    Nestle (Switzerland).................            2,659   $    695,675
    Swedish Match (Sweden)...............           45,400        526,048
                                                             ------------
                                                                4,843,377
                                                             ------------
    HEALTHCARE EQUIPMENT & SERVICES-2.40%
    Medtronic............................           16,600        824,522
    Nobel Biocare Holding
     (Switzerland).......................            1,308        236,961
    Quest Diagnostics....................            7,900        754,845
    UnitedHealth Group...................           36,800      3,239,504
  + Wellpoint............................           12,900      1,483,500
                                                             ------------
                                                                6,539,332
                                                             ------------
    HOUSEHOLD & PERSONAL PRODUCTS-0.93%
    Kao (Japan)..........................           33,700        861,657
    Kimberly-Clark.......................           25,400      1,671,574
                                                             ------------
                                                                2,533,231
                                                             ------------
    INSURANCE-2.91%
    AFLAC................................           24,400        972,096
    Allstate.............................           24,800      1,282,656
    Great-West Lifeco (Canada)...........           10,000        222,844
    Hartford Financial Services..........           17,400      1,205,994
    Prudential (United Kingdom)..........          101,284        882,340
    QBE Insurance Group (Australia)......           62,187        748,288
    Sompo Japan Insurance (Japan)........           58,500        596,018
    Swiss Reinsurance (Switzerland)......            6,432        458,742
    Willis Group Holdings (United
     Kingdom)............................           37,900      1,560,343
                                                             ------------
                                                                7,929,321
                                                             ------------
    MATERIALS-2.38%
    Alcan (Canada).......................           15,800        775,395
    Clariant (Switzerland)...............           14,508        234,123
    CRH (Ireland)........................           30,350        812,689
    Holcim Limited (Switzerland).........           10,327        622,108
    Martin Marietta Materials............           32,900      1,765,414
    Nippon Unipac Holdings (Japan).......               74        332,195
    Nitto Denko (Japan)..................           11,300        619,752
    Shin-Etsu Chemical (Japan)...........            7,100        291,012
    Solvay (Belgium).....................            2,657        292,534
    UPM-Kymmene (Finland)................           33,391        742,527
                                                             ------------
                                                                6,487,749
                                                             ------------
    MEDIA-4.83%
    Dex Media............................           25,300        631,488
    ITV (United Kingdom).................           94,505        190,966
    Omnicom Group........................           30,000      2,529,600
    Reed Elsevier (Netherlands)..........           57,928        789,748
    Reuters Group (United Kingdom).......           52,581        381,340
    SKY Perfect Communications (Japan)...              138        149,488
    Television Broadcasts (Hong Kong)....           18,000         83,600
  + Time Warner..........................          118,700      2,307,528
    Tribune..............................           28,800      1,213,632
  + Univision Communications Class A.....           33,300        974,691
    Viacom Class B.......................           84,000      3,056,759
    VNU (Netherlands)....................           28,316        836,356
                                                             ------------
                                                               13,145,196
                                                             ------------

                                                                MARKET
                                                NUMBER OF       VALUE
                                                  SHARES       (U.S. $)
    COMMON STOCK (CONTINUED)
    PHARMACEUTICALS & BIOTECHNOLOGY-8.53%
  + Actelion (Switzerland)...............            3,758   $    386,012
    Allergan.............................           40,800      3,307,656
    AstraZeneca (United Kingdom).........           23,987        868,092
    Bristol-Myers Squibb.................           40,600      1,040,172
  + Cephalon.............................           20,300      1,032,864
  + Genzyme..............................           31,500      1,829,205
    Johnson & Johnson....................           72,200      4,578,924
  + Medco Health Solutions...............            5,600        232,960
    Mylan Laboratories...................           95,700      1,691,976
    Pfizer...............................           52,900      1,422,481
    Roche Holding (Switzerland)..........           14,481      1,667,015
    Sanofi-Aventis (France)..............           14,159      1,131,643
    Takeda Pharmaceutical (Japan)........           20,000      1,007,124
    Wyeth................................           70,800      3,015,372
                                                             ------------
                                                               23,211,496
                                                             ------------
    REAL ESTATE-0.48%
    Cheung Kong Holdings (Hong Kong).....           38,300        381,881
    Sun Hung Kai Properties (Hong Kong)..           36,000        360,107
    Unibail (France).....................            3,591        565,228
                                                             ------------
                                                                1,307,216
                                                             ------------
    RETAIL-1.52%
    Canadian Tire Class A (Canada).......            2,800        131,359
    GUS (United Kingdom).................           20,164        362,933
    Heenes & Mauritz B Shares (Sweden)...           14,450        503,382
    Kesa Electricals (United Kingdom)....           64,608        350,416
    Kingfisher (United Kingdom)..........          140,137        832,707
  + Kohl's...............................           22,700      1,116,159
    TJX..................................           33,900        851,907
                                                             ------------
                                                                4,148,863
                                                             ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.28%
    Rohm Limited (Japan).................            7,400        765,492
                                                             ------------
                                                                  765,492
                                                             ------------
    SOFTWARE & SERVICES-2.49%
  + BEA Systems..........................           12,900        114,294
  + Cap Gemini (France)..................            8,813        282,227
  + InterActiveCorp......................           40,300      1,113,086
    Meitec (Japan).......................            4,500        167,756
    Microsoft............................          121,800      3,253,278
  + Oracle...............................          134,900      1,850,828
                                                             ------------
                                                                6,781,469
                                                             ------------
    TECHNOLOGY HARDWARE & EQUIPMENT-0.69%
    Canon (Japan)........................           22,000      1,187,274
    Hewlett-Packard......................           33,500        702,495
                                                             ------------
                                                                1,889,769
                                                             ------------
    TELECOMMUNICATIONS-5.04%
    BCE (Canada).........................           18,000        434,470
    BT Group (United Kingdom)............          181,909        708,098
    France Telecom (France)..............           32,220      1,066,847
    Koninklijke (Netherlands)............          105,914      1,006,306
  + Nextel Communications Class A........          135,500      4,065,000
    Nokia OYJ (Finland)..................           55,958        883,828

                        Global Asset Allocation Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                NUMBER OF       VALUE
                                                  SHARES       (U.S. $)
    COMMON STOCK (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
    NTT DoCoMo (Japan)...................              615   $  1,134,332
    Portugal Telecom (Portugal)..........           36,295        448,939
    SBC Communications...................           38,100        981,837
    Telekom Austria (Austria)............           38,655        732,958
  + USA Mobility.........................                4            141
    Vodafone Group (United Kingdom)......          828,020      2,241,499
                                                             ------------
                                                               13,704,255
                                                             ------------
    TRANSPORTATION & SHIPPING-2.23%
    Burlington Northern Santa Fe.........           83,200      3,936,193
    Canadian National Railway (Canada)...           12,500        762,321
    East Japan Railway (Japan)...........               35        194,691
    Qantas Airways Limited (Australia)...           80,035        232,763
    TNT Post Group (Netherlands).........           34,384        933,794
                                                             ------------
                                                                6,059,762
                                                             ------------
    UTILITIES-3.20%
    American Electric Power..............           32,300      1,109,182
  + CMS Energy...........................           41,400        432,630
    Electricidade de Portugal
     (Portugal)..........................           47,026        142,542
    Exelon...............................           62,300      2,745,561
    FirstEnergy..........................           43,400      1,714,734
    National Grid Transco (United
     Kingdom)............................           36,411        347,430
    Pepco Holdings.......................           26,200        558,584
    Scottish & Southern Energy (United
     Kingdom)............................           32,668        547,226
    Sempra Energy........................           30,600      1,122,408
                                                             ------------
                                                                8,720,297
                                                             ------------
    TOTAL COMMON STOCK (COST
     $157,329,162).......................                     185,617,743
                                                             ------------
    INVESTMENT COMPANIES-5.67%
 .+ UBS Emerging Markets Equity
     Relationship Fund...................          797,501     12,648,284
 .+ UBS High Yield Relationship Fund.....          147,744      2,773,803
                                                             ------------
    TOTAL INVESTMENT COMPANIES (COST
     $12,596,084)........................                      15,422,087
                                                             ------------
    PREFERRED STOCK-0.00%
  + World Access Series D................                8              0
  + US Airways Series A..................                8              0
                                                             ------------
    TOTAL PREFERRED STOCK
     (COST $9,464).......................                               0
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT**
    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.72%
    Fannie Mae Grantor Trust Series 2001-
     T7 A1 7.50% 2/25/41.................  USD         282            302
     Series 2002-T19 A1 6.50% 7/25/42....          831,087        869,006

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
 -- Fannie Mae Whole Loan Series 2004-W1
     3A 4.021% 1/25/43...................  USD     789,413   $    826,329
    Freddie Mac 6.00% 8/15/30............          247,191        252,228
                                                             ------------
    TOTAL AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS (COST $1,946,453).......                       1,947,865
                                                             ------------
    AGENCY MORTGAGE-BACKED SECURITIES-4.95%
    Fannie Mae
    --  4.656% 2/1/34....................          606,015        613,504
      7.00% 1/1/34.......................          344,527        366,276
    Fannie Mae S.F. 30 yr
      6.00% 1/1/33.......................        1,222,005      1,268,976
      6.50% 3/1/29.......................        1,193,854      1,255,040
      6.50% 12/1/29......................        1,343,918      1,413,634
      6.50% 12/1/33......................        1,460,769      1,532,894
    Fannie Mae TBA
      6.50% 1/1/35.......................          500,000        524,375
    Freddie Mac S.F. 15 yr
      5.50% 12/1/18......................        1,868,312      1,931,951
      5.50% 1/1/19.......................        1,244,203      1,286,194
      5.50% 5/1/23.......................        1,329,852      1,366,423
    Freddie Mac S.F. 30 yr
      6.50% 11/1/28......................        1,366,772      1,437,246
 -- GNMA ARM
      4.00% 12/20/29.....................          182,838        186,743
    GNMA S.F. 30 yr
      6.50% 8/15/27......................          275,230        290,883
                                                             ------------
    TOTAL AGENCY MORTGAGE-BACKED
     SECURITIES
     (COST $13,521,416)..................                      13,474,139
                                                             ------------
    AGENCY OBLIGATIONS-1.26%
    Fannie Mae
      6.25% 2/1/11.......................          395,000        433,595
      6.625% 11/15/30....................          320,000        382,615
    Freddie Mac
      5.00% 1/30/14......................        1,170,000      1,170,886
      5.125% 7/15/12.....................        1,360,000      1,432,034
                                                             ------------
    TOTAL AGENCY OBLIGATIONS
     (COST $3,359,511)...................                       3,419,130
                                                             ------------
    COMMERCIAL MORTGAGE-BACKED SECURITIES-1.51%
 -- # Commercial Mortgage Structure Pass
     Through Securities Series 2001-FL5A
     E 144A 3.903% 11/15/13..............           80,000         80,058
     Series 2001-FL5A F 144A 3.265%
     11/15/13............................           90,000         88,706
    DLJ Commercial Mortgage
     Series 1999-CG1 A1A 6.08% 3/10/32...          507,769        526,442

                        Global Asset Allocation Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
    First Union Commercial Mortgage
     Securities Series 1997-C2 A3 6.65%
     11/18/29............................  USD     170,219   $    181,136
  # Four Times Square Trust Series 2000-
     4TS A1 144A 7.69% 4/15/15...........          316,894        349,964
    GMAC Commercial Mortgage Securities
     Series 1997-C2 A3 6.566% 4/15/29....          584,489        621,950
  # Mach One Trust Commercial Mortgage
     Series 2004-1 A1 144A 3.89%
     5/28/40.............................          357,762        356,301
    Merrill Lynch Mortgage Investors
     Series 1996-C2 A3 6.96% 11/21/28....          418,058        436,212
    --  Series 1998-C1 A1 6.31%
     11/15/26............................          423,242        431,529
    Morgan Stanley Dean Witter Capital
     Series 2000-LIFE A2 7.57%
     11/15/36............................          300,000        342,572
    PNC Mortgage Acceptance Series 2000-
     C1 A2 7.61% 2/15/10.................          600,000        681,344
                                                             ------------
    TOTAL COMMERCIAL MORTGAGE-BACKED
     SECURITIES
     (COST $4,222,102)...................                       4,096,214
                                                             ------------
  * COMMERCIAL PAPER-3.38%
    Amsterdam Funding 2.23% 1/3/05
     (Netherlands).......................        1,907,000      1,906,764
    Barton Capital 2.356% 1/5/05.........        2,000,000      1,999,484
    Danske 2.373% 1/4/05.................        1,744,000      1,743,660
    Morgan Stanley Dean Witter 2.377%
     1/10/05.............................        1,342,000      1,341,215
    New Center Asset Trust 2.367%
     1/18/05.............................        2,221,000      2,218,556
                                                             ------------
    TOTAL COMMERCIAL PAPER (COST
     $9,209,679).........................                       9,209,679
                                                             ------------
    CORPORATE BONDS-3.13%
    AEROSPACE & DEFENSE-0.08%
    Boeing Capital 7.375% 9/27/10........           50,000         57,715
  # Bombardier Capital 144A 6.125%
     6/29/06.............................          100,000        100,499
    Lockheed Martin 8.50% 12/1/29........           35,000         48,037
                                                             ------------
                                                                  206,251
                                                             ------------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.32%
    DaimlerChrysler 4.05% 6/4/08.........          210,000        209,732
    Ford Motor 7.45% 7/16/31.............          135,000        136,167

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    CORPORATE BONDS (CONTINUED)
    AUTOMOBILES & AUTOMOTIVE PARTS (CONTINUED)
    Ford Motor Credit 5.80% 1/12/09......  USD     250,000   $    255,762
    General Motors 8.375% 7/15/33........           60,000         62,337
    GMAC 6.875% 9/15/11..................          115,000        118,008
     8.00% 11/1/31.......................           90,000         92,769
                                                             ------------
                                                                  874,775
                                                             ------------
    BANKS-0.53%
    Abbey National (United Kingdom) 7.95%
     10/26/29............................           30,000         38,810
    Bank of America 7.40% 1/15/11........          180,000        208,766
    Bank One 7.875% 8/1/10...............           75,000         87,583
  # Citigroup 144A 5.00% 9/15/14.........          306,000        308,061
    HSBC Holdings (United Kingdom) 5.25%
     12/12/12............................           45,000         46,725
    J.P. Morgan Chase 6.75% 2/1/11.......           75,000         84,362
    National Westminster Bank (United
     Kingdom) 7.375% 10/1/09.............           40,000         45,584
    U.S. Bank National Association 6.375%
     8/1/11..............................           50,000         55,603
    Wachovia Bank 7.80% 8/18/10..........          120,000        141,099
    Washington Mutual 5.625% 1/15/07.....          200,000        208,381
    Wells Fargo 6.375% 8/1/11............          175,000        194,013
                                                             ------------
                                                                1,418,987
                                                             ------------
    BEVERAGE/BOTTLING-0.07%
    Coors Brewing 6.375% 5/15/12.........           25,000         27,527
  # Miller Brewing 144A 5.50% 8/15/13....           95,000         99,469
  # Pepsi Bottling 144A 5.625% 2/17/09...           60,000         64,025
                                                             ------------
                                                                  191,021
                                                             ------------
    BROKERAGE-0.22%
    Credit Suisse First Boston USA 6.50%
     1/15/12.............................           85,000         94,738
    Goldman Sachs 6.875% 1/15/11.........          235,000        265,453
    Morgan Stanley 6.75% 4/15/11.........          220,000        247,080
                                                             ------------
                                                                  607,271
                                                             ------------

                        Global Asset Allocation Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    CORPORATE BONDS (CONTINUED)
    CHEMICALS-0.11%
    Dow Chemical 6.125% 2/1/11...........  USD     100,000   $    109,671
    ICI Wilmington 4.375% 12/1/08........           80,000         80,523
    Praxair 6.375% 4/1/12................           40,000         44,723
    Rohm & Haas 7.85% 7/15/29............           40,000         52,344
                                                             ------------
                                                                  287,261
                                                             ------------
    CONSUMER PRODUCTS-0.05%
    Avon Products 7.15% 11/15/09.........           75,000         84,856
    Newell Rubbermaid 4.00% 5/1/10.......           55,000         53,435
                                                             ------------
                                                                  138,291
                                                             ------------
    CONSUMER SERVICES-0.02%
    Cendant 6.25% 1/15/08................           50,000         53,398
                                                             ------------
                                                                   53,398
                                                             ------------
    DIVERSIFIED MANUFACTURING-0.02%
    United Technologies 6.10% 5/15/12....           40,000         44,079
                                                             ------------
                                                                   44,079
                                                             ------------
    ENERGY-0.20%
    Amerada Hess 7.875% 10/1/29..........           40,000         47,450
    Anadarko Finance (Canada) 7.50%
     5/1/31..............................           40,000         49,717
    Burlington Resources Finance (Canada)
     6.68% 2/15/11.......................           40,000         44,763
    ConocoPhillips 8.75% 5/25/10.........           50,000         61,086
    Devon Financing 6.875% 9/30/11.......           60,000         68,046
    Duke Energy Field Services 7.875%
     8/16/10.............................           60,000         70,060
    Marathon Oil 6.125% 3/15/12..........           40,000         43,649
    Transocean Sedco Forex (Cayman
     Islands) 6.625% 4/15/11.............          100,000        111,947
    Valero Energy 7.50% 4/15/32..........           50,000         60,503
                                                             ------------
                                                                  557,221
                                                             ------------
    ENTERTAINMENT-0.04%
    Time Warner 7.625% 4/15/31...........           70,000         84,950
    Viacom 6.625% 5/15/11................           25,000         28,108
                                                             ------------
                                                                  113,058
                                                             ------------

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    CORPORATE BONDS (CONTINUED)
    ENVIRONMENTAL SERVICES-0.02%
    Waste Management 7.375% 8/1/10.......  USD      40,000   $     45,903
                                                             ------------
                                                                   45,903
                                                             ------------
    FINANCE-0.38%
    Countrywide Home Loans 3.25%
     5/21/08.............................           45,000         44,037
    General Electric Capital
      6.00% 6/15/12......................          400,000        436,673
      6.75% 3/15/32......................           50,000         58,720
    HSBC Finance 6.75% 5/15/11...........          125,000        140,461
    International Lease Finance 3.50%
     4/1/09..............................           50,000         48,734
  # SMFG Finance 144A (Cayman Islands)
     2.25% 7/11/05.......................  JPY   9,000,000        209,308
    USA Education 5.625% 4/10/07.........  USD      80,000         83,472
                                                             ------------
                                                                1,021,405
                                                             ------------
    FOOD-0.08%
    ConAgra Foods 6.75% 9/15/11..........           55,000         61,963
    Kraft Foods 5.625% 11/1/11...........           90,000         95,440
    Unilever Capital 7.125% 11/1/10......           55,000         63,339
                                                             ------------
                                                                  220,742
                                                             ------------
    GAMING-0.02%
    Harrah's Operating 7.50% 1/15/09.....           50,000         55,456
                                                             ------------
                                                                   55,456
                                                             ------------
    HEALTHCARE-0.02%
    McKesson 7.75% 2/1/12................           55,000         63,367
                                                             ------------
                                                                   63,367
                                                             ------------
    HOME BUILDERS-0.02%
    Centex 7.875% 2/1/11.................           55,000         64,325
                                                             ------------
                                                                   64,325
                                                             ------------
    INSURANCE-0.05%
    Allstate 7.20% 12/1/09...............           25,000         28,362
    Marsh & McLennan 6.25% 3/15/12.......           60,000         62,876
    Travelers Property Casualty 5.00%
     3/15/13.............................           45,000         44,059
                                                             ------------
                                                                  135,297
                                                             ------------
    MACHINERY-0.02%
    John Deere Capital 7.00% 3/15/12.....           50,000         57,731
                                                             ------------
                                                                   57,731
                                                             ------------

                        Global Asset Allocation Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    CORPORATE BONDS (CONTINUED)
    MEDIA-0.08%
    Comcast Cable Communication 6.75%
     1/30/11.............................  USD     165,000   $    185,526
  # News America 144A 6.20% 12/15/34.....           40,000         40,679
                                                             ------------
                                                                  226,205
                                                             ------------
    METALS & MINING-0.02%
    Alcoa 6.00% 1/15/12..................           40,000         43,760
                                                             ------------
                                                                   43,760
                                                             ------------
    PAPER & FOREST PRODUCTS-0.03%
    International Paper 6.75% 9/1/11.....           40,000         44,906
    Weyerhaeuser 7.375% 3/15/32..........           40,000         47,587
                                                             ------------
                                                                   92,493
                                                             ------------
    PHARMACEUTICALS-0.03%
    Bristol-Myers Squibb 5.75% 10/1/11...           45,000         48,262
    Wyeth 5.50% 3/15/13..................           40,000         41,641
                                                             ------------
                                                                   89,903
                                                             ------------
    REAL ESTATE-0.02%
    EOP Operating 7.25% 6/15/28..........           50,000         56,812
                                                             ------------
                                                                   56,812
                                                             ------------
    RETAIL-0.10%
    Federated Department Stores 6.625%
     4/1/11..............................           55,000         61,575
    Kroger 7.50% 4/1/31..................           40,000         47,965
    Safeway 6.50% 3/1/11.................           50,000         54,829
    Wal-Mart Stores 6.875% 8/10/09.......          100,000        112,401
                                                             ------------
                                                                  276,770
                                                             ------------
    TECHNOLOGY/SOFTWARE-0.03%
    Computer Sciences 3.50% 4/15/08......           50,000         49,611
    First Data 5.625% 11/1/11............           40,000         43,044
                                                             ------------
                                                                   92,655
                                                             ------------
    TELECOMMUNICATIONS-0.23%
    AT&T 9.75% 11/15/31..................           60,000         71,925
    AT&T Wireless Services 8.75%
     3/1/31..............................           55,000         74,384
    Deutsche Telekom International
     Finance (Netherlands) 8.75%
     6/15/30.............................           35,000         46,354
    France Telecom (France) 9.25%
     3/1/31..............................           35,000         47,586

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    CORPORATE BONDS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
    Motorola 7.625% 11/15/10.............  USD      40,000   $     46,454
    Sprint Capital 8.375% 3/15/12........           65,000         79,290
    Telecom Italia Capital (Luxembourg)
     5.25% 11/15/13......................           45,000         45,563
    TELUS (Canada) 8.00% 6/1/11..........           45,000         53,397
    Verizon New York 6.875% 4/1/12.......          105,000        118,031
    Vodafone Group (United Kingdom)
     7.875% 2/15/30......................           35,000         45,270
                                                             ------------
                                                                  628,254
                                                             ------------
    TOBACCO-0.04%
    Altria Group 7.75% 1/15/27...........           50,000         56,275
    UST 6.625% 7/15/12...................           50,000         55,914
                                                             ------------
                                                                  112,189
                                                             ------------
    TRANSPORTATION & SHIPPING-0.05%
  # ERAC USA Finance 144A 8.00%
     1/15/11.............................           50,000         58,931
    Union Pacific 6.70% 12/1/06..........           75,000         79,323
                                                             ------------
                                                                  138,254
                                                             ------------
    UTILITIES-0.23%
    American Electric Power 6.125%
     5/15/06.............................           60,000         62,203
    Dominion Resources 8.125% 6/15/10....           35,000         41,242
    FirstEnergy 6.45% 11/15/11...........           45,000         48,959
    FPL Group Capital 7.625% 9/15/06.....          100,000        106,861
    Pacific Gas & Electric 6.05%
     3/1/34..............................           45,000         46,901
    PPL Capital Funding Trust 1 4.33%
     3/1/09..............................           50,000         49,464
    Progress Energy 7.00% 10/30/31.......           45,000         49,995
    PSEG Power 7.75% 4/15/11.............           25,000         29,187
    Sempra Energy 7.95% 3/1/10...........           40,000         46,283
    TXU Energy 7.00% 3/15/13.............           65,000         72,710
    Xcel Energy 7.00% 12/1/10............           55,000         62,074
                                                             ------------
                                                                  615,879
                                                             ------------
    TOTAL CORPORATE BONDS (COST
     $8,236,542).........................                       8,529,013
                                                             ------------

                        Global Asset Allocation Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    NON-AGENCY ASSET-BACKED SECURITIES-1.06%
 -- Capital One Multi-Asset Trust 2003-
     A1 A1 2.793% 1/15/09................  USD     105,000   $    105,492
    Conseco Finance Securitizations
     Series 2000-1 A4 7.62% 5/1/31.......          528,436        540,985
     Series 2000-5 A5 7.70% 2/1/32.......        1,000,000        996,637
     Series 2002-2 A4 8.48% 12/1/30......          639,100        666,536
# -- Countrywide Asset-Backed Certificates
     Series 2003-SD3 A1 144A 2.838%
     12/25/32............................           36,495         36,569
     Series 2004-SD1 A1 144A 2.758%
     6/25/33.............................           53,707         53,798
    First Franklin Mortgage Loan Series
     2004-FFB A1 4.167% 6/25/24..........          210,432        208,602
    MMCA Automobile Trust Series 2001-1 B
     6.19% 6/15/07.......................          151,908        152,649
# -- Providian Gateway Master Trust Series
     2004-BA D 144A 3.803% 7/15/10.......          135,000        136,021
                                                             ------------
    TOTAL NON-AGENCY ASSET-BACKED
     SECURITIES (COST $2,910,313)........                       2,897,289
                                                             ------------
    NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.39%
# -- Paragon Mortgages Series 7A B1A 144A
     3.04% 5/15/43 (United Kingdom)......          170,000        170,485
 -- Permanent Financing Series 4 2C 3.18%
     6/10/42 (United Kingdom)............          600,000        599,922
 -- Structured Adjustable Rate Mortgage
     Loan Trust Series 2004-3AC A1 4.94%
     3/25/34.............................          280,159        280,124
                                                             ------------
    TOTAL NON-AGENCY COLLATERALIZED
     MORTGAGE OBLIGATIONS (COST
     $1,059,593).........................                       1,050,531
                                                             ------------
    SOVEREIGN DEBT-5.82%
    AUSTRALIA-0.04%
    Australia Government 7.50% 9/15/09...  AUD     127,000        108,958
                                                             ------------
                                                                  108,958
                                                             ------------
    AUSTRIA-0.43%
    Republic of Austria
    #144A 3.80% 10/20/13.................  EUR     355,000        489,958
     5.875% 7/15/06......................  EUR     475,000        678,844
                                                             ------------
                                                                1,168,802
                                                             ------------

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    SOVEREIGN DEBT (CONTINUED)
    BELGIUM-0.14%
    Kingdom of Belgium 5.75% 3/28/08.....  EUR     260,000   $    385,358
                                                             ------------
                                                                  385,358
                                                             ------------
    CANADA-0.23%
    Government of Canada
     5.00% 6/1/14........................  CAD     150,000        131,947
     5.75% 6/1/29........................  CAD     110,000        103,771
     6.00% 6/1/08........................  CAD     375,000        339,289
     8.00% 6/1/23........................  CAD      50,000         58,436
                                                             ------------
                                                                  633,443
                                                             ------------
    FINLAND-0.36%
    Republic of Finland 5.75% 2/23/11....  EUR     625,000        968,174
                                                             ------------
                                                                  968,174
                                                             ------------
    FRANCE-0.92%
    Government of France
     5.00% 10/25/16......................  EUR     335,000        507,963
     5.50% 4/25/07.......................  EUR     267,000        386,498
     5.50% 4/25/10.......................  EUR     325,000        493,421
     5.50% 4/25/29.......................  EUR     415,000        671,006
     8.50% 10/25/19......................  EUR     210,000        431,544
                                                             ------------
                                                                2,490,432
                                                             ------------
    GERMANY-2.39%
    Deutsche Bundesrepublic
     3.50% 10/10/08......................  EUR     285,000        396,120
     5.00% 7/4/12........................  EUR     330,000        495,075
     6.00% 1/5/06........................  EUR   1,675,000      2,360,279
     6.00% 1/4/07........................  EUR   1,105,000      1,603,243
     6.50% 7/4/27........................  EUR     915,000      1,654,409
                                                             ------------
                                                                6,509,126
                                                             ------------
    ITALY-0.31%
    Republic of Italy
     5.25% 11/1/29.......................  EUR      70,000        107,540
     5.50% 11/1/10.......................  EUR     160,000        243,696
     8.75% 7/1/06........................  EUR     330,000        490,143
                                                             ------------
                                                                  841,379
                                                             ------------
    MEXICO-0.11%
    Mexico Government International Bond
     8.125% 12/30/19.....................  USD     160,000        188,160
    Pemex Project Funding Master Trust
     8.00% 11/15/11......................  USD     100,000        115,350
                                                             ------------
                                                                  303,510
                                                             ------------
    NETHERLANDS-0.31%
    Netherlands Government 5.00%
     7/15/11.............................  EUR     565,000        846,169
                                                             ------------
                                                                  846,169
                                                             ------------
    SWEDEN-0.10%
    Kingdom of Sweden 5.00% 1/28/09......  SEK   1,650,000        265,795
                                                             ------------
                                                                  265,795
                                                             ------------

                        Global Asset Allocation Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    SOVEREIGN DEBT (CONTINUED)
    UNITED KINGDOM-0.48%
    U.K. Treasury
  *  4.67% 2/21/05.......................  GBP      75,000   $    143,063
     4.75% 9/7/15........................  GBP     500,000        976,117
     5.00% 3/7/12........................  GBP      75,000        148,313
     5.75% 12/7/09.......................  GBP      25,000         50,660
                                                             ------------
                                                                1,318,153
                                                             ------------
    TOTAL SOVEREIGN DEBT (COST
     $14,416,375)........................                      15,839,299
                                                             ------------
    U.S. TREASURY OBLIGATIONS-3.47%
    U.S. Treasury Bonds
     5.375% 2/15/31......................  USD      60,000         64,898
     6.25% 8/15/23.......................  USD      20,000         23,421
     6.25% 5/15/30.......................  USD     145,000        173,405
     6.625% 2/15/27......................  USD     305,000        376,044
     8.75% 5/15/17.......................  USD     605,000        847,922

                                                                MARKET
                                                PRINCIPAL       VALUE
                                                 AMOUNT**      (U.S. $)
    U.S. TREASURY OBLIGATIONS (CONTINUED)
    U.S. Treasury Notes
     2.50% 9/30/06.......................  USD     410,000   $    406,589
     2.75% 7/31/06.......................  USD   2,055,000      2,048,981
     3.375% 9/15/09......................  USD   2,930,000      2,904,135
     4.00% 2/15/14.......................  USD   2,620,000      2,584,693
                                                             ------------
    TOTAL U.S. TREASURY OBLIGATIONS (COST
     $9,397,757).........................                       9,430,088
                                                             ------------
                                                NUMBER OF
                                                  SHARES
    WARRANTS-0.00%
 +# Mediq 144A, exercise price $0.01,
     expiration date 6/1/09..............               40              0
P+# Pliant 144A, exercise price $0.01,
     expiration date 6/1/10..............               30              0
 +# Solutia 144A, exercise price $7.59,
     expiration date 7/15/09.............               20              0
  + Startec Global, exercise price
     $24.20, expiration date 5/15/08.....               40              0
  + US Airways, exercise price $10.00,
     expiration date 1/1/10..............                8              1
                                                             ------------
    TOTAL WARRANTS (COST $3,520).........                               1
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-99.57% (COST
 $238,217,971)..............................................   270,933,078
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.43%.......     1,172,149
                                                              ------------
NET ASSETS APPLICABLE TO 19,181,380 SHARES
 OUTSTANDING-100.00%........................................  $272,105,227
                                                              ============
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
 ($268,263,307 / 18,910,430 SHARES).........................       $14.186
                                                                   =======
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND SERVICE CLASS
 ($3,841,920 / 270,950 SHARES)..............................       $14.179
                                                                   =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $231,650,712
Undistributed net investment income.........................       292,226
Accumulated net realized gain on investments................     7,046,636
Net unrealized appreciation of investments and foreign
 currencies.................................................    33,115,653
                                                              ------------
Total net assets............................................  $272,105,227
                                                              ============

------------------

  + Non-income producing security for the year ended December
    31, 2004.
  * The interest rate shown is the yield at the time of purchase.
 ** Principal amount is stated in the currency in which each bond is denominated.

AUD-Australian Dollar
CAD-Canadian Dollar
EUR-European Monetary Unit
GBP-British Pound Sterling
JPY-Japanese Yen
SEK-Swedish Kroner
USD-U.S. Dollar

  # Security exempt from registration under Rule 144A of the Securities Act of 1993. See Note #7 in "Notes to Financial
    Statements".
 ## Securities have been classified by type of business.
    Classification by country of origin has been presented in Note #8 in "Notes to the Financial Statements".
  . Affiliated security.
 -- Variable rate notes. The interest rate shown is the rate as of December 31, 2004.
  P Illiquid security. See Note #7 in "Notes to Financial
    Statements." At December 31, 2004, 1 security was deemed illiquid which represented 0.0% of the Fund's net assets.

                        Global Asset Allocation Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS (CONTINUED)

ARM-Adjustable Rate Mortgage
GNMA-Government National Mortgage Association
REIT-Real Estate Investment Trust
S.F.-Single Family
TBA-To Be Announced
yr-Year

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

The following forward foreign currency exchange contracts were outstanding at December 31, 2004:

                                                                                             UNREALIZED
                                                                                            APPRECIATION
  CONTRACTS TO RECEIVE (DELIVER)           IN EXCHANGE FOR         SETTLEMENT DATE         (DEPRECIATION)
----------------------------------         ---------------         ---------------         --------------
(7,880,000) British Pounds                 US$(14,872,791)          June 17, 2005            $(114,822)
(1,700,000) European Monetary Unit         US$ (2,256,138)          June 17, 2005              (60,619)
1,355,000,000 Japanese Yen                 US$ 12,988,880           June 17, 2005              403,717
9,400,000 Singapore Dollar                 US$  5,717,762           June 17, 2005               73,954
(9,600,000) Swedish Kroner                 US$ (1,418,021)          June 17, 2005              (30,956)
(1,560,000) Swiss Francs                   US$ (1,356,522)          June 17, 2005              (28,059)
205,000,000 Thailand Baht                  US$  5,167,633           June 17, 2005              112,698
                                                                                             ---------
                                                                                             $ 355,913
                                                                                             =========

------------------
(1)See Note #6 in "Notes to Financial Statements."

                             See accompanying notes

                        Global Asset Allocation Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends................................................  $ 4,048,807
Interest.................................................    2,501,111
Foreign tax withheld.....................................     (203,207)
                                                           -----------
                                                             6,346,711
                                                           -----------
EXPENSES:
Management fees..........................................    1,884,860
Reports and statements to shareholders...................      279,575
Accounting and administration expenses...................      278,866
Custodian fees...........................................       79,688
Professional fees........................................       47,338
Trustees' fees...........................................       15,107
Distribution expenses-Service Class......................        4,896
Other....................................................       44,630
                                                           -----------
                                                             2,634,960
Less expense paid indirectly.............................       (2,851)
                                                           -----------
Total expenses...........................................    2,632,109
                                                           -----------
NET INVESTMENT INCOME....................................    3,714,602
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments.............................................   45,133,301
 Futures contracts.......................................      189,605
 Foreign currencies......................................     (767,343)
 Swap agreements.........................................     (669,596)
                                                           -----------
Net realized gain........................................   43,885,967
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies......................  (14,738,342)
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES......................................   29,147,625
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $32,862,227
                                                           ===========


                    See accompanying notes



LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                              12/31/04       12/31/03
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income.....................  $  3,714,602   $  2,838,168
Net realized gain on investments and
 foreign currencies.......................    43,885,967      5,116,072
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies...............................   (14,738,342)    37,535,301
                                            ------------   ------------
Net increase in net assets resulting from
 operations...............................    32,862,227     45,489,541
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (4,267,508)    (7,598,636)
 Service Class............................       (33,159)        (4,768)
                                            ------------   ------------
                                              (4,300,667)    (7,603,404)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................    11,910,036      4,597,685
 Service Class............................     3,559,403      1,445,571
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     4,267,508      7,598,636
 Service Class............................        33,159          4,768
                                            ------------   ------------
                                              19,770,106     13,646,660
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (33,968,076)   (34,337,797)
 Service Class............................      (872,088)      (682,321)
                                            ------------   ------------
                                             (34,840,164)   (35,020,118)
                                            ------------   ------------
Decrease in net assets derived from
 capital share transactions...............   (15,070,058)   (21,373,458)
                                            ------------   ------------
NET INCREASE IN NET ASSETS................    13,491,502     16,512,679
NET ASSETS:
Beginning of year.........................   258,613,725    242,101,046
                                            ------------   ------------
End of year (including undistributed net
 investment income of $292,226 and
 $1,217,704, respectively)................  $272,105,227   $258,613,725
                                            ============   ============

                             See accompanying notes

                        Global Asset Allocation Fund- 13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/04(1)        12/31/03(2)        12/31/02        12/31/01(3)        12/31/00
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period..........   $ 12.704           $ 10.890          $ 12.563         $ 14.782          $ 16.793

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)......................      0.190              0.134             0.221            0.316             0.393
Net realized and unrealized gain (loss) on
 investments and foreign currencies...........      1.515              2.045            (1.708)          (1.410)           (1.259)
                                                 --------           --------          --------         --------          --------
Total from investment operations..............      1.705              2.179            (1.487)          (1.094)           (0.866)
                                                 --------           --------          --------         --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.223)            (0.365)           (0.186)          (0.050)                -
Net realized gain on investments..............          -                  -                 -           (1.075)           (1.145)
                                                 --------           --------          --------         --------          --------
Total dividends and distributions.............     (0.223)            (0.365)           (0.186)          (1.125)           (1.145)
                                                 --------           --------          --------         --------          --------

Net asset value, end of period................   $ 14.186           $ 12.704          $ 10.890         $ 12.563          $ 14.782
                                                 ========           ========          ========         ========          ========

Total return(5)...............................     13.54%             20.40%           (11.89%)          (7.88%)           (5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......   $268,263           $257,804          $242,101         $322,310          $389,004
Ratio of expenses to average net assets.......      1.03%              1.06%             1.00%            0.96%             0.94%
Ratio of net investment income to average net
 assets.......................................      1.46%              1.16%             1.88%            2.38%             2.51%
Portfolio turnover............................       139%               191%              133%             186%              154%

------------------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

(2)Effective April 30, 2003 the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(3)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(4)The average shares outstanding method has been applied for per share information.

(5)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                        Global Asset Allocation Fund- 14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                   GLOBAL ASSET ALLOCATION FUND SERVICE CLASS

                                                                 YEAR
                                                                 ENDED       5/15/03(2)
                                                              12/31/04(1)    TO 12/31/03
                                                              -----------   -------------
Net asset value, beginning of period........................    $12.700        $11.578

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)....................................      0.157          0.062
Net realized and unrealized gain on investments and foreign
 currencies.................................................      1.512          1.411
                                                                -------        -------
Total from investment operations............................      1.669          1.473
                                                                -------        -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (0.190)        (0.351)
                                                                -------        -------
Total dividends and distributions...........................     (0.190)        (0.351)
                                                                -------        -------

Net asset value, end of period..............................    $14.179        $12.700
                                                                =======        =======

Total return(4).............................................     13.27%         13.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................    $ 3,842        $   810
Ratio of expenses to average net assets.....................      1.28%          1.29%
Ratio of net investment income to average net assets........      1.21%          0.83%
Portfolio turnover..........................................       139%           191%(5)

------------------
(1)Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

(2)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(5)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                        Global Asset Allocation Fund- 15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Global Asset Allocation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $2,851. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust

                        Global Asset Allocation Fund- 16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation
(LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.68% of the average daily net assets of the Fund in excess of $400 million.

UBS Global Asset Management (Americas) Inc. (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, DMC, not the Fund, pays the Sub-Adviser 0.47% for the first $200 million of the Fund's average daily net assets, 0.42% of the next $200 million of the fund's average daily net assets, and 0.40% of the excess of the Fund's average daily net assets over $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $208,788.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these services amounted to $55,078.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and /or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $166,873
Accounting and Administration Fees Payable to DSC...........    35,811
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................     1,903

The Fund may invest in UBS High Yield Relationship Fund and UBS Emerging Markets Equity Relationship Fund (collectively, the UBS Relationship Funds), open-end management investment companies managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds are offered as investment options only to mutual funds and certain other accounts managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds pay no investment management fees to UBS Global Asset Management (Americas) Inc. or the applicable sub-advisers. For the year ended December 31, 2004, the Fund received no distributions from the UBS Relationship Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees of the Fund is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $309,669,400 and sales of $288,357,276 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2004, the Fund made purchases of $56,766,902 and sales of $46,280,543 of long-term U.S. government securities.

At December 31, 2004, the cost of investments for federal income tax purposes was $238,568,182. At December 31, 2004, net unrealized appreciation was $32,364,896, of which $34,501,305 related to unrealized appreciation of investments and $2,136,409 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/04          12/31/03
                                            ----------        ----------
Ordinary income...........................  $4,300,667        $7,603,404

                        Global Asset Allocation Fund- 17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest............................  $231,650,712
Undistributed ordinary income............................     2,166,654
Undistributed long-term capital gain.....................     6,138,434
Post-October currency losses.............................      (446,754)
Unrealized appreciation of investments and foreign
 currencies..............................................    32,596,181
                                                           ------------
Net assets...............................................  $272,105,227
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and mark to market of forward foreign currency contracts.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2004 through December 31, 2004, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of paydown gain (loss) on mortgage- and asset-backed securities, gain (loss) on foreign currency transactions, and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

                          ACCUMULATED
UNDISTRIBUTED NET         NET REALIZED
INVESTMENT INCOME         GAIN (LOSS)
-----------------         ------------
                            $339,413
   $(339,413)

For federal income tax purposes, $34,965,176 of capital loss carryforwards from prior years was utilized in 2004.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................     915,239           394,444
 Service Class.............................     270,928           119,337
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     329,401           661,448
 Service Class.............................       2,538               393
                                             ----------        ----------
                                              1,518,106         1,175,622
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (2,626,969)       (2,995,064)
 Service Class.............................     (66,281)          (55,965)
                                             ----------        ----------
                                             (2,693,250)       (3,051,029)
                                             ----------        ----------
Net decrease...............................  (1,175,144)       (1,875,407)
                                             ==========        ==========

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                        Global Asset Allocation Fund- 18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION (CONTINUED)
Financial Futures Contracts--The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. No financial futures were outstanding at December 31, 2004.

Swap Agreements--The Fund enters into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on the maturity or termination of the swap agreement. No swap agreements were outstanding at December 31, 2004.

7. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

The Fund invests in high-yield fixed-income securities, which carry ratings of BBB or lower by S&P and Baa or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

                        Global Asset Allocation Fund- 19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. GEOGRAPHIC DISCLOSURE
As of December 31, 2004, the Fund's geographic diversification was as follows:

                                                           PERCENTAGE OF
                                                            INVESTMENTS
                                                           -------------
Australia................................................       0.88%
Austria..................................................       0.70%
Belgium..................................................       0.51%
Canada...................................................       1.83%
Cayman Islands...........................................       0.12%
Finland..................................................       0.96%
France...................................................       3.11%
Germany..................................................       2.51%
Hong Kong................................................       0.30%
Ireland..................................................       0.80%
Italy....................................................       0.92%
Japan....................................................       4.71%
Luxembourg...............................................       0.02%
Mexico...................................................       0.11%
Netherlands..............................................       3.18%
Portugal.................................................       0.22%
Spain....................................................       0.15%
Sweden...................................................       1.00%
Switzerland..............................................       2.77%
United Kingdom...........................................       9.34%
United States............................................      65.86%
                                                              -------
                                                              100.00%
                                                              =======

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic, and political factors, which occur in the countries where the Fund is invested.

9. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTION             QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
     --                       100%                     100%                     54%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                        Global Asset Allocation Fund- 20

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund

We have audited the accompanying statement of net assets of the Global Asset Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Asset Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                        Global Asset Allocation Fund- 21

OFFICER/TRUSTEE INFORMATION

                           POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND       HELD WITH      AND LENGTH OF                       PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH         THE TRUST     TIME SERVED(2)                      DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)      Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance Company.
1300 S. Clinton Street     President    August 1995;         Executive Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802       and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life & Annuity
DOB: 07/25/52                           Trustee since        Company of New York
                                        November 1994


Janet C. Chrzan(1)         Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance Company;
1300 S. Clinton Street     Trustee      since May 2004; and  formerly Chief Financial Officer and Director of The Lincoln
Fort Wayne, IN 46802                    formerly Trustee     National Life Insurance Company; Vice President and
DOB: 10/14/48                           since August 2003    Treasurer, Lincoln National Corporation (insurance holding company); Chief Financial Officer and Second Vice President,
                                                             Lincoln Life & Annuity Company of New York; Treasurer and
                                                             Assistant Secretary, Lincoln Financial Group Foundation,
                                                             Inc.


John B. Borsch, Jr.        Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                  December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33


Nancy L. Frisby            Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto Memorial
1300 S. Clinton Street                  1992                 Hospital; formerly Chief Financial Officer, Bascom Palmer
Fort Wayne, IN 46802                                         Eye Institute, University of Miami School of Medicine; Vice
DOB: 11/10/41                                                President and Chief Financial Officer, St. Joseph Medical
                                                             Center, Inc.


Kenneth G. Stella          Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                  February 1998
Fort Wayne, IN 46802
DOB: 08/20/43


Gary D. Lemon              Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street     Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48


David H. Windley           Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                  August 2004
Fort Wayne, IN 46802
DOB: 02/23/43


Eldon J. Summers(1)        Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street     President    President and        Life Insurance Company
Fort Wayne, IN 46802       and          Treasurer since May
DOB: 12/06/50              Treasurer    2003


Cynthia A. Rose(1)         Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                  February 1995
Fort Wayne, IN 46802
DOB: 04/24/54


Sheryl L. Sturgill(1)      Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street     Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802       Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                Business Consulting, Lincoln National Reassurance Company


Rise' C.M. Taylor(1)       Vice         Vice President,      Vice President,
1300 S. Clinton Street     President    Assistant            Assistant Treasurer, and Assistant Secretary, The Lincoln
Fort Wayne, IN 46802       and          Treasurer, and       National Life Insurance Company; Second Vice President and
DOB: 12/19/67              Assistant    Assistant Secretary  Assistant Treasurer, Lincoln Life & Annuity Company of New
                           Treasurer    since August 2003    York; formerly Investment Portfolio Manager, Lincoln
                                                             Investment Management

                            NUMBER OF
                            FUNDS IN
                              TRUST
                             COMPLEX
    NAME, ADDRESS AND      OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH          TRUSTEE        HELD BY TRUSTEE
-------------------------  ------------------------------------
Kelly D. Clevenger(1)          12       Lincoln Retirement
1300 S. Clinton Street                  Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

Janet C. Chrzan(1)             12       The Administrative
1300 S. Clinton Street                  Management Group, Inc.;
Fort Wayne, IN 46802                    Lincoln Life Improved
DOB: 10/14/48                           Housing, Inc.

John B. Borsch, Jr.            12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33

Nancy L. Frisby                12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41

Kenneth G. Stella              12       First National Bank &
1300 S. Clinton Street                  Trust
Fort Wayne, IN 46802
DOB: 08/20/43

Gary D. Lemon                  12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48

David H. Windley               12       Meridian Investment
1300 S. Clinton Street                  Advisors, Inc.; Eureka
Fort Wayne, IN 46802                    College; Indiana Health
DOB: 02/23/43                           Facility

Eldon J. Summers(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50

Cynthia A. Rose(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54

Sheryl L. Sturgill(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59

Rise' C.M. Taylor(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                        Global Asset Allocation Fund- 22

                           POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND       HELD WITH      AND LENGTH OF                       PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH         THE TRUST     TIME SERVED(2)                      DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)     Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street     Compliance   Officer since        National Corporation
Fort Wayne, IN 46802       Officer      September 2004
DOB: 01/30/51

                            NUMBER OF
                            FUNDS IN
                              TRUST
                             COMPLEX
    NAME, ADDRESS AND      OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH          TRUSTEE        HELD BY TRUSTEE
-------------------------  ------------------------------------
Therese M. Obringer(1)         N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                        Global Asset Allocation Fund- 23

                             GROWTH AND INCOME FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Growth and Income Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- GROWTH AND INCOME FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:
                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 12.0% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its style specific benchmark, the Russell 1000 Index*, returned 11.4%.

The stock market turned in a strong performance for the year following a pattern that has now prevailed for more than five years. Small-cap stocks once again outperformed large-caps. Through mid-year, it appeared that high-quality stocks would reverse their long-lived underperformance versus lower quality names, but a strong rally by low quality stocks in the second half of 2004 caused them to outperform again. Energy and utility stocks were the best performing sectors in 2004, while consumer-related health care and technology issues trailed.
The Fund's performance exceeded that of its benchmark index for the year. Stock selection in the finance, capital goods and consumer staples sectors positively contributed to relative performance. The Fund's positive performance was offset by stock selection in the technology and media sectors.

Despite the recent strong performance of the stock market, we still find it to be reasonably valued, especially relative to bonds. Continuation of good earnings momentum bodes well for stocks. We would not be surprised to see equity returns in 2005 similar to returns achieved in 2004, specifically a high single-digit to very low double-digit total return for the broad market. In contrast to 2004, when almost all of the market's positive return came from the final quarter, we believe that most of the positive returns in 2005 are more likely to be achieved in the early part of the year as momentum carries over from the end of last year. We also expect a continuation of the Fed's tightening policy for at least the first half of the year. As rates rise, we believe that equity investors will have to confront the likelihood of slowing profit growth and moderation of economic growth.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                    GROWTH & INCOME FUND
                                                                   STANDARD CLASS SHARES                RUSSELL 1000 INDEX
                                                                   ---------------------                ------------------
12/31/94                                                                    10000                              10000
                                                                            13881                              13777
                                                                            16485                              16869
                                                                            21584                              22412
                                                                            25974                              28468
                                                                            30530                              34421
                                                                            27590                              31740
                                                                            24497                              27788
                                                                            19091                              21771
                                                                            24762                              28279
12/31/04                                                                    27731                              31504

This chart illustrates, hypothetically, that $10,000 was invested in the Growth and Income Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $27,731. For comparison, look at how the Russell Index did over the same period. The same $10,000 investment would have grown to $31,503. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +11.99%
-------------------------------------------------------
Five Years                                      - 1.90%
-------------------------------------------------------
Ten Years                                       +10.74%
-------------------------------------------------------

The Service Class Shares average annual total return was 14.02% for the period from 5/19/04 (commencement of operations) to 12/31/04.

* Russell 1000 Index measures the performance of the largest 1000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                           Growth and Income Fund- 1

VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
DISCLOSURE
     OF FUND EXPENSES

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,091.50     0.37%         $1.95
Service Class                 1,000.00    $1,090.10     0.62%          3.26
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,023.28     0.37%         $1.88
Service Class                 1,000.00     1,022.02     0.62%          3.15
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                           Growth and Income Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   98.36%
------------------------------------------------------------------------
Basic Materials                                                 3.52%
Business Services                                               0.73%
Capital Goods                                                   8.64%
Communication Services                                          1.54%
Consumer Discretionary                                          5.07%
Consumer Services                                               2.58%
Consumer Staples                                                7.61%
Credit Cyclicals                                                1.32%
Energy                                                          6.73%
Finance                                                        21.33%
Healthcare                                                     13.64%
Media                                                           4.86%
Real Estate                                                     1.13%
Technology                                                     16.80%
Transportation                                                  0.38%
Utilities                                                       2.48%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                1.54%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.90%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.10%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                           Growth and Income Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK-98.36%
    BASIC MATERIALS-3.52%
    Alcoa..................................      340,000   $   10,682,800
    Dow Chemical...........................      259,700       12,857,747
    duPont (E.I.) deNemours................      245,900       12,061,395
    Freeport-McMoRan Copper & Gold Class
     B.....................................      178,200        6,812,586
    International Paper....................      221,700        9,311,400
    Lubrizol...............................      133,200        4,909,752
    Masco..................................      190,000        6,940,700
    PPG Industries.........................       74,200        5,057,472
    Weyerhaeuser...........................      153,700       10,331,714
                                                           --------------
                                                               78,965,566
                                                           --------------
    BUSINESS SERVICES-0.73%
    Deluxe.................................      148,400        5,539,772
    Waste Management.......................      363,200       10,874,208
                                                           --------------
                                                               16,413,980
                                                           --------------
    CAPITAL GOODS-8.64%
    3M.....................................      136,300       11,186,141
    Black & Decker.........................       90,400        7,985,032
    Caterpillar............................      119,300       11,632,943
    Cummins................................      107,000        8,965,530
    General Electric.......................    1,972,000       71,978,000
    Goodrich...............................      224,500        7,327,680
    Honeywell International................      152,200        5,389,402
    Johnson Controls.......................      186,100       11,806,184
    Northrop Grumman.......................      129,800        7,055,928
    PACCAR.................................      174,400       14,035,712
    Rockwell Automation....................      179,100        8,874,405
    Textron................................       95,200        7,025,760
    Tyco International.....................      171,300        6,122,262
    United Technologies....................      141,500       14,624,025
                                                           --------------
                                                              194,009,004
                                                           --------------
    COMMUNICATION SERVICES-1.54%
    CenturyTel.............................      271,000        9,612,370
    SBC Communications.....................      569,800       14,683,746
    Verizon Communications.................      256,100       10,374,611
                                                           --------------
                                                               34,670,727
                                                           --------------
    CONSUMER DISCRETIONARY-5.07%
    Best Buy...............................       97,900        5,817,218
  + Coach..................................      209,800       11,832,720
    Federated Department Stores............      133,000        7,686,070
    Gap....................................      453,300        9,573,696
    Home Depot.............................      718,750       30,719,375
    Limited Brands.........................      102,602        2,361,898
    NIKE...................................      124,400       11,281,836
    RadioShack.............................      294,200        9,673,296
    Saks...................................      354,100        5,137,991
    Wal-Mart Stores........................      374,000       19,754,680
                                                           --------------
                                                              113,838,780
                                                           --------------

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    CONSUMER SERVICES-2.58%
    Cendant................................      424,800   $    9,931,824
    Marriott International Class A.........      187,500       11,808,750
    McDonald's.............................      465,100       14,911,106
  + MGM MIRAGE.............................      139,300       10,132,682
    Yum Brands.............................      236,800       11,172,224
                                                           --------------
                                                               57,956,586
                                                           --------------
    CONSUMER STAPLES-7.61%
    Altria Group...........................      477,400       29,169,140
    Anheuser-Busch.........................      339,000       17,197,470
    Clorox.................................       95,800        5,645,494
    Coca-Cola..............................      217,500        9,054,525
    CVS....................................      185,200        8,346,964
    Fortune Brands.........................      203,500       15,706,130
    Gillette...............................      256,000       11,463,680
    Kellogg................................      161,500        7,212,590
    Kimberly-Clark.........................      222,000       14,609,820
    PepsiCo................................      432,400       22,571,280
    Procter & Gamble.......................      385,000       21,205,800
    Tyson Foods Class A....................      468,200        8,614,880
                                                           --------------
                                                              170,797,773
                                                           --------------
    CREDIT CYCLICALS-1.32%
    General Motors.........................      193,900        7,767,634
    Harley-Davidson........................       89,300        5,424,975
    KB Home................................      158,500       16,547,400
                                                           --------------
                                                               29,740,009
                                                           --------------
    ENERGY-6.73%
    ChevronTexaco..........................      529,200       27,788,292
    ConocoPhillips.........................      148,300       12,876,889
    Devon Energy...........................      198,200        7,713,944
    ENSCO International....................      205,300        6,516,222
    Exxon Mobil............................    1,418,600       72,717,436
  + Nabors Industries......................      150,300        7,708,887
  + National-Oilwell.......................      208,500        7,357,965
    Occidental Petroleum...................      144,600        8,438,856
                                                           --------------
                                                              151,118,491
                                                           --------------
    FINANCE-21.33%
    Allstate...............................      238,900       12,355,908
    American Express.......................      123,700        6,972,969
    American International Group...........      433,300       28,454,811
    Bank of America........................      868,500       40,810,815
    Berkley (W.R.).........................      198,700        9,372,679
    Capital One Financial..................       76,700        6,458,907
    CIGNA..................................       76,800        6,264,576
    CIT Group..............................      288,300       13,209,906
    Citigroup..............................    1,312,600       63,241,068
    Countrywide Financial..................      493,900       18,279,239
    Everest Re Group.......................       88,400        7,917,104
    Freddie Mac............................      345,400       25,455,980
    Goldman Sachs Group....................       60,300        6,273,612
    J.P. Morgan Chase......................      913,500       35,635,635
    Lehman Brothers Holdings...............      117,600       10,287,648

                           Growth and Income Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    FINANCE (CONTINUED)
    MBNA...................................      410,500   $   11,571,995
    Mellon Financial.......................      357,500       11,121,825
    Merrill Lynch..........................      279,300       16,693,761
    MetLife................................      253,300       10,261,183
    Morgan Stanley.........................      530,800       29,470,016
    Nationwide Financial Services Class
     A.....................................      164,900        6,304,127
    North Fork Bancorporation..............      238,400        6,877,840
    PMI Group..............................      264,900       11,059,575
    PNC Financial Services Group...........      103,300        5,933,552
    Prudential Financial...................      218,200       11,992,272
    U.S. Bancorp...........................      556,300       17,423,316
    Washington Mutual......................      172,400        7,289,072
  + Wellpoint..............................      141,400       16,261,000
    Wells Fargo............................      292,200       18,160,230
    Zions Bancorporation...................      110,900        7,544,527
                                                           --------------
                                                              478,955,148
                                                           --------------
    HEALTHCARE-13.64%
    Abbott Laboratories....................      321,400       14,993,310
  + Amgen..................................      382,400       24,530,960
    Beckman Coulter........................      159,600       10,691,604
    Becton, Dickinson......................      176,700       10,036,560
    Biomet.................................      206,600        8,964,374
    Bristol-Myers Squibb...................      436,300       11,178,006
  + Express Scripts Class A................      121,000        9,249,240
  + Genentech..............................      174,800        9,516,112
  + Gilead Sciences........................      247,500        8,660,025
    GlaxoSmithKline ADR....................      131,600        6,236,524
    Guidant................................      181,500       13,086,150
    Johnson & Johnson......................      725,300       45,998,526
  + MedImmune..............................      267,100        7,241,081
    Medtronic..............................      213,800       10,619,446
    Merck..................................      524,000       16,841,360
    Pfizer.................................    1,823,800       49,041,982
    Quest Diagnostics......................       73,800        7,051,590
    UnitedHealth Group.....................      172,600       15,193,978
    Wyeth..................................      489,800       20,860,582
  + Zimmer Holdings........................       80,100        6,417,612
                                                           --------------
                                                              306,409,022
                                                           --------------
    MEDIA-4.86%
    Clear Channel Communications...........      270,700        9,065,743
  + Comcast Class A........................      288,500        9,601,280
  + Comcast Special Class A................      183,800        6,035,992
  + DIRECTV Group..........................      364,400        6,100,056
    Disney (Walt)..........................      585,800       16,285,240
    Knight-Ridder..........................       82,100        5,495,774
  + Time Warner............................    1,654,600       32,165,424
    Viacom Class B.........................      669,100       24,348,549
                                                           --------------
                                                              109,098,058
                                                           --------------

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    REAL ESTATE-1.13%
    Equity Office Properties Trust.........      306,700   $    8,931,104
    Mills..................................      119,100        7,593,816
    ProLogis...............................      202,000        8,752,660
                                                           --------------
                                                               25,277,580
                                                           --------------
    TECHNOLOGY-16.80%
    Adobe Systems..........................      287,300       18,025,202
  + Applied Materials......................      387,400        6,624,540
  + Cisco Systems..........................    1,738,400       33,551,120
  + Dell...................................      660,000       27,812,400
  + DST Systems............................      156,000        8,130,720
  + eBay...................................       77,500        9,011,700
  + Electronic Arts........................      174,800       10,781,664
  + EMC....................................      916,900       13,634,303
  + Freescale Semiconductor Class B........       40,433          742,350
    Hewlett-Packard........................      549,200       11,516,724
    Intel..................................    1,777,700       41,580,403
  + InterActiveCorp........................      339,100        9,365,942
    International Business Machines........      276,900       27,296,802
  + Intuit.................................      235,100       10,346,751
  + Juniper Networks.......................      297,200        8,080,868
    Linear Technology......................      196,800        7,627,968
    Microsoft..............................    1,889,200       50,460,532
    Motorola...............................      366,200        6,298,640
    National Semiconductor.................      394,800        7,086,660
  + NEXTEL Communications Class A..........      482,200       14,466,000
    Nokia ADR..............................      397,500        6,228,825
  + Oracle.................................      712,300        9,772,756
    QUALCOMM...............................      186,900        7,924,560
  + SanDisk................................      296,200        7,396,114
  + Sanmina-SCI............................      588,800        4,987,136
  + Storage Technology.....................      184,400        5,828,884
    Texas Instruments......................      517,100       12,731,002
                                                           --------------
                                                              377,310,566
                                                           --------------
    TRANSPORTATION-0.38%
    FedEx..................................       86,400        8,509,536
                                                           --------------
                                                                8,509,536
                                                           --------------
    UTILITIES-2.48%
    Dominion Resources.....................       86,800        5,879,832
    Edison International...................      346,300       11,091,989
    Exelon.................................      326,600       14,393,262
    ONEOK..................................      250,500        7,119,210
    PPL....................................      138,100        7,357,968
    TXU....................................      153,700        9,922,872
                                                           --------------
                                                               55,765,133
                                                           --------------
    TOTAL COMMON STOCK
     (COST $1,607,170,411).................                 2,208,835,959
                                                           --------------

                           Growth and Income Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              PRINCIPAL        MARKET
                                               AMOUNT          VALUE
    *COMMERCIAL PAPER-1.54%
    KFW International Finance
     2.241% 1/6/05.........................  $ 4,000,000   $    3,998,756
    Starbird Funding
     2.20% 1/3/05..........................   15,525,000       15,523,076
    Steamboat Funding
     2.341% 1/6/05.........................   15,000,000       14,995,125
                                                           --------------
    TOTAL COMMERCIAL PAPER
     (COST $34,516,957)....................                    34,516,957
                                                           --------------

TOTAL MARKET VALUE OF SECURITIES-99.90% (COST
 $1,641,687,368)............................................  $2,243,352,916
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.10%.......       2,209,621
                                                              --------------
NET ASSETS APPLICABLE TO 73,849,577 SHARES
 OUTSTANDING-100.00%........................................  $2,245,562,537
                                                              ==============
NET ASSET VALUE-GROWTH AND INCOME FUND STANDARD CLASS
 ($2,245,430,827 / 73,845,244 SHARES).......................  $       30.407
                                                              ==============
NET ASSET VALUE-GROWTH AND INCOME FUND SERVICE CLASS
 ($131,710 / 4,333.1 SHARES)................................  $       30.396
                                                              ==============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $1,919,736,282
Undistributed net investment income.........................      10,849,310
Accumulated net realized loss on investments................    (286,688,603)
Net unrealized appreciation of investments..................     601,665,548
                                                              --------------
Total net assets............................................  $2,245,562,537
                                                              ==============

------------------
+Non-income producing security for the year ended December 31, 2004.

*Interest rate shown is the yield at time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes

                           Growth and Income Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends..............................................  $ 43,445,522
Interest...............................................       185,502
                                                         ------------
                                                           43,631,024
                                                         ------------
EXPENSES:
Management fees........................................     7,101,500
Accounting and administration expenses.................       776,675
Reports and statements to shareholders.................        77,612
Custodian fees.........................................        73,613
Professional fees......................................        28,439
Trustees' fees.........................................         6,774
Distribution expenses-Service Class....................            59
Other..................................................        95,335
                                                         ------------
                                                            8,160,007
Less expense paid indirectly...........................        (3,667)
                                                         ------------
Total expenses.........................................     8,156,340
                                                         ------------
NET INVESTMENT INCOME..................................    35,474,684
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................   128,601,560
Net change in unrealized appreciation/depreciation of
 investments...........................................    82,041,441
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   210,643,001
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $246,117,685
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                           12/31/04         12/31/03
                                        --------------   ---------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income.................  $   35,474,684   $    25,542,323
Net realized gain on investments......     128,601,560        62,941,666
Net change in unrealized
 appreciation/depreciation of
 investments..........................      82,041,441       437,857,480
                                        --------------   ---------------
Net increase in net assets resulting
 from operations......................     246,117,685       526,341,469
                                        --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.......................     (27,779,755)      (23,429,147)
 Service Class........................            (670)                -
                                        --------------   ---------------
                                           (27,780,425)      (23,429,147)
                                        --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.......................       8,313,444         8,614,278
 Service Class........................         139,298                 -
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class.......................      27,779,755        23,429,147
 Service Class........................             544                 -
                                        --------------   ---------------
                                            36,233,041        32,043,425
                                        --------------   ---------------
Cost of shares repurchased:
 Standard Class.......................    (251,153,431)     (204,353,086)
 Service Class........................         (15,265)                -
                                        --------------   ---------------
                                          (251,168,696)     (204,353,086)
                                        --------------   ---------------
Decrease in net assets derived from
 capital share transactions...........    (214,935,655)     (172,309,661)
                                        --------------   ---------------
NET INCREASE IN NET ASSETS............       3,401,605       330,602,661
NET ASSETS:
Beginning of year.....................   2,242,160,932     1,911,558,271
                                        --------------   ---------------
End of year (including undistributed
 net investment income of $10,849,310
 and $5,108,449, respectively)........  $2,245,562,537   $ 2,242,160,932
                                        ==============   ===============

                             See accompanying notes

                           Growth and Income Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    GROWTH AND INCOME FUND STANDARD CLASS
                                                                                 YEAR ENDED
                                             12/31/04         12/31/03(1)        12/31/02(2)         12/31/01         12/31/00(3)
                                            -------------------------------------------------------------------------------------
Net asset value, beginning of period......  $   27.502        $   21.438         $   27.849         $   43.249        $   51.710

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)..................       0.458             0.304              0.275              0.309             0.482
Net realized and unrealized gain (loss) on
 investments..............................       2.821             6.047             (6.422)            (3.823)           (5.129)
                                            ----------        ----------         ----------         ----------        ----------
Total from investment operations..........       3.279             6.351             (6.147)            (3.514)           (4.647)
                                            ----------        ----------         ----------         ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.....................      (0.374)           (0.287)            (0.264)            (0.278)           (0.492)
Net realized gain on investments..........           -                 -                  -            (11.608)           (3.322)
                                            ----------        ----------         ----------         ----------        ----------
Total dividends and distributions.........      (0.374)           (0.287)            (0.264)           (11.886)           (3.814)
                                            ----------        ----------         ----------         ----------        ----------

Net asset value, end of period............  $   30.407        $   27.502         $   21.438         $   27.849        $   43.249
                                            ==========        ==========         ==========         ==========        ==========

Total return(5)...........................      11.99%            29.71%            (22.07%)           (11.21%)           (9.63%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...  $2,245,431        $2,242,161         $1,911,558         $2,916,463        $3,612,222
Ratio of expenses to average net assets...       0.37%             0.38%              0.36%              0.36%             0.36%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly...............................       0.37%             0.38%              0.38%              0.36%             0.36%
Ratio of net investment income to average
 net assets...............................       1.63%             1.28%              1.13%              0.94%             1.00%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly..................       1.63%             1.28%              1.11%              0.94%             1.00%
Portfolio turnover........................         38%               72%                68%                78%               65%

------------------
(1) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(2) Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

(3) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the Fund.

(4) The average shares outstanding method has been applied for per share information.

(5) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                           Growth and Income Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                      GROWTH AND INCOME FUND SERVICE CLASS

                                                              5/19/04(1)
                                                                  TO
                                                               12/31/04
                                                              ----------
Net asset value, beginning of period........................   $ 26.971

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................      0.270
Net realized and unrealized gain on investments.............      3.495
                                                               --------
Total from investment operations............................      3.765
                                                               --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (0.340)
                                                               --------
Total dividends and distributions...........................     (0.340)
                                                               --------
Net asset value, end of period..............................   $ 30.396
                                                               ========

Total return(3).............................................     14.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................   $    132
Ratio of expenses to average net assets.....................      0.62%
Ratio of net investment income to average net assets........      1.55%
Portfolio turnover(4).......................................        38%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes

                           Growth and Income Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class commenced operations on May 19, 2004. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits were $3,667 for the year ended December 31, 2004. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $742,306.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $19,369.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and /or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

                           Growth and Income Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $612,874
Accounting and Administration Fees Payable to DSC...........   125,111
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................        48

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $808,199,114 and sales of $1,035,013,704 of investment securities other than short-term investments.

At December 31, 2004, the cost of investments for federal income tax purposes was $1,659,007,876. At December 31, 2004, net unrealized appreciation was $584,345,040, of which $624,392,514 related to unrealized appreciation of investments and $40,047,474 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION.
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                             YEAR               YEAR
                                             ENDED              ENDED
                                           12/31/04           12/31/03
                                          -----------        -----------
Ordinary income.........................  $27,780,425        $23,429,147

In addition, the Fund declared an ordinary income consent dividend of $1,953,398 for the year ended December 31, 2003. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................  $1,919,736,282
Undistributed ordinary income...........................      10,849,310
Other temporary differences.............................         (52,050)
Capital loss carryforwards..............................    (269,316,045)
Unrealized appreciation of investments..................     584,345,040
                                                          --------------
Net assets..............................................  $2,245,562,537
                                                          ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of consent dividends. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET            PAID-IN
INVESTMENT INCOME            CAPITAL
-----------------            -------
  $(1,953,398)              $1,953,398

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $137,523,995 was utilized in 2004. Capital loss carryforwards remaining at November 30, 2004 will expire as follows: $3,230,086 expires in 2009 and $266,085,959 expires in 2010.

                           Growth and Income Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR*              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................     295,458           360,195
 Service Class.............................       4,833                 -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     960,307           908,670
 Service Class.............................          19                 -
                                             ----------        ----------
                                              1,260,617         1,268,865
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (8,938,405)       (8,905,845)
 Service Class.............................        (519)                -
                                             ----------        ----------
                                             (8,938,924)       (8,905,845)
                                             ----------        ----------
Net decrease...............................  (7,678,307)       (7,636,980)
                                             ==========        ==========

------------------

* Service Class shares commenced operations on May 19, 2004.

6. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

8. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME              TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTION            QUALIFYING
 (TAX BASIS)              (TAX BASIS)             (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           ------------           ------------
     --                       100%                    100%                   100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                           Growth and Income Fund- 12

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Growth and Income Fund

We have audited the accompanying statement of net assets of the Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]
Philadelphia, Pennsylvania
February 9, 2005

                           Growth and Income Fund- 13

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994

Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.

John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33

Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.

Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43

Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48

David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43

Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003

Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54

Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59

                           Growth and Income Fund- 14

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                           Growth and Income Fund- 15

                               INTERNATIONAL FUND

                                (MONDRIAN LOGO)

                               Lincoln Variable
                               Insurance Products Trust-
                               International Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION
PROXY RESULTS

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:
                                                                 (MONDRIAN LOGO)

The Fund returned 20.9% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its benchmark, the MSCI EAFE Index*, returned 20.7%.

The MSCI EAFE Index experienced a very strong year although it did not reach the heady heights of the 39.2% rise recorded in 2003. Every geographic market in the EAFE index experienced a double digit return with the exception of Finland. Generally, the smaller European markets recorded the highest increases. Amongst the larger European markets, the U.K. rose 19.6%, Germany was up 16.2% and Switzerland rose by a less impressive 10.1%. Asian markets were also strong. Japan was the weakest of these markets, up 15.9%. As with Europe, the smaller markets recorded stronger gains. Hong Kong rose by 24.5%, Australia was up by 30.3% and New Zealand bettered even that with a 35.2% increase. The strongest sectors were utilities (+33.7%) and, following the oil price run-up, the energy sector (+24.2%). The weakest sector was information technology, rising just 6.8%.
The Fund outperformed its benchmark index; stock and market selection were positive but currency contribution was not, given our hedge out of the overvalued but outperforming sterling. Our overweight position in the outperforming markets of Australia and Spain and our underweight positions in the underperforming markets of Japan and Switzerland were helpful. Our position in the non-EAFE markets of South Korea and South Africa were also beneficial since these markets outperformed the benchmark index.

Elizabeth A. Desmond
Clive Gilmore
Emma R. E. Lewis

Growth of $10,000 invested 12/31/94 through 12/31/04
(GROWTH CHART)

                                                                INTERNATIONAL FUND STANDARD
                                                                        CLASS SHARES                     MSCI EAFE INDEX
                                                                ---------------------------              ---------------
12/31/94                                                                   10000                              10000
                                                                           10889                              11155
                                                                           11926                              11865
                                                                           12641                              12109
                                                                           14494                              14571
                                                                           16987                              18549
                                                                           17006                              15960
                                                                           15312                              12575
                                                                           13662                              10606
                                                                           19348                              14760
12/31/04                                                                   23399                              17816

This chart illustrates, hypothetically, that $10,000 was invested in the International Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $23,399. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $17,815. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +20.94%
-------------------------------------------------------
Five Years                                      + 6.61%
-------------------------------------------------------
Ten Years                                       + 8.87%
-------------------------------------------------------

The Service Class shares total return was 20.63% for the year ended 12/31/04 and its average annual total return was 32.43% for the period from 5/15/03 (commencement of operations) to 12/31/04.

* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia and the Far East.

                             International Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                      Expenses
                             Beginning       Ending                  Paid During
                              Account        Account    Annualized     Period
                               Value          Value      Expense      7/1/04 to
                               7/1/04       12/31/04      Ratios      12/31/04*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00      $1,167.90      0.97%        $5.29
Service Class                 1,000.00       1,166.30      1.22%         6.64
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00      $1,020.26      0.97%        $4.93
Service Class                 1,000.00       1,019.00      1.22%         6.19
--------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                             International Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
                         SECTOR                            OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   97.61%
------------------------------------------------------------------------
Australia                                                      10.93%
Belgium                                                         3.19%
Finland                                                         1.20%
France                                                          7.03%
Germany                                                         6.42%
Hong Kong                                                       2.61%
Italy                                                           3.48%
Japan                                                          15.42%
Netherlands                                                     7.37%
New Zealand                                                     2.26%
Singapore                                                       2.46%
South Africa                                                    1.54%
South Korea                                                     1.52%
Spain                                                           7.67%
Taiwan                                                          0.03%
United Kingdom                                                 24.48%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                3.69%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              101.30%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (1.30%)
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                             International Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
                                                               (U.S. $)
    COMMON STOCK**-97.61%
    AUSTRALIA-10.93%
    Amcor................................        1,386,543   $  7,988,796
    Coles Myer...........................        1,113,289      8,604,893
    Foster's Group.......................        3,293,814     14,949,901
    National Australia Bank..............          623,347     14,082,655
    Telstra..............................        2,136,932      8,224,942
    Wesfarmers...........................           23,644        737,674
                                                             ------------
                                                               54,588,861
                                                             ------------
    BELGIUM-3.19%
    Electrabel...........................           14,464      6,448,543
  + Fortis Group.........................          342,134      9,472,980
                                                             ------------
                                                               15,921,523
                                                             ------------
    FINLAND-1.20%
    UPM-Kymmene..........................          268,544      5,971,702
                                                             ------------
                                                                5,971,702
                                                             ------------
    FRANCE-7.03%
    Cie de Saint-Gobain..................          166,025     10,001,671
    Societe Generale.....................          108,814     11,011,559
    Total................................           64,557     14,101,281
                                                             ------------
                                                               35,114,511
                                                             ------------
    GERMANY-6.42%
    Bayer................................          298,886     10,115,894
  + Bayerische Hypo-und Vereinsbank......          324,291      7,374,459
    RWE..................................          264,450     14,593,819
                                                             ------------
                                                               32,084,172
                                                             ------------
    HONG KONG-2.61%
    Hong Kong Electric Holdings..........        1,404,500      6,414,727
    Wharf Holdings.......................        1,894,000      6,627,916
                                                             ------------
                                                               13,042,643
                                                             ------------
    ITALY-3.48%
    Banca Intesa.........................        3,615,012     17,394,516
                                                             ------------
                                                               17,394,516
                                                             ------------
    JAPAN-15.42%
    Canon................................          222,600     12,013,058
    Eisai................................          151,200      4,972,616
    Hitachi..............................          888,000      6,152,825
    KDDI.................................            1,768      9,524,114
    Matsushita Electric Industrial.......          565,000      8,965,453
    Millea Holdings......................              350      5,191,763
    Takeda Chemical Industries...........          311,700     15,696,029
    Toyota Motor.........................          255,500     10,397,531
    West Japan Railway...................            1,025      4,141,212
                                                             ------------
                                                               77,054,601
                                                             ------------

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    NETHERLANDS-7.37%
    ING Groep............................          486,512   $ 14,720,348
    Reed Elsevier........................          668,676      9,116,245
    Royal Dutch Petroleum................          225,249     12,966,287
                                                             ------------
                                                               36,802,880
                                                             ------------
    NEW ZEALAND-2.26%
    Telecom Corporation of New Zealand...        2,545,071     11,305,574
                                                             ------------
                                                               11,305,574
                                                             ------------
    SINGAPORE-2.46%
    Jardine Matheson Holdings............          336,000      5,342,400
    Oversea Chinese Banking..............          841,000      6,955,097
                                                             ------------
                                                               12,297,497
                                                             ------------
    SOUTH AFRICA-1.54%
    Sasol................................          357,766      7,683,991
                                                             ------------
                                                                7,683,991
                                                             ------------
    SOUTH KOREA-1.52%
    POSCO ADR............................          170,681      7,600,425
                                                             ------------
                                                                7,600,425
                                                             ------------
    SPAIN-7.67%
    Banco Santander Central
     Hispanoamericano....................          791,810      9,826,324
    Iberdrola............................          443,042     11,261,230
    Telefonica...........................          915,327     17,244,034
                                                             ------------
                                                               38,331,588
                                                             ------------
    TAIWAN-0.03%
    Chunghwa Telecom ADR.................            7,200        151,560
                                                             ------------
                                                                  151,560
                                                             ------------

                             International Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    UNITED KINGDOM-24.48%
    Aviva................................          435,991   $  5,244,175
    BG Group.............................        1,545,243     10,516,994
    BOC Group............................          356,686      6,806,926
    Boots Group..........................        1,017,007     12,779,451
    BP...................................        1,002,913      9,762,248
    Brambles Industries..................        1,236,854      6,185,927
    GKN..................................        1,102,023      5,014,384
    GlaxoSmithKline......................          701,400     16,455,670
    HBOS.................................          749,855     12,201,005
    Intercontinental Hotels Group........          378,114      4,696,839
    Lloyds TSB Group.....................        1,361,666     12,365,462
    Mitchells & Butlers..................          648,136      4,230,811
    Rio Tinto............................          316,038      9,307,719
    Unilever.............................          683,918      6,719,555
                                                             ------------
                                                              122,287,166
                                                             ------------
    TOTAL COMMON STOCK
     (COST $356,690,596).................                     487,633,210
                                                             ------------
                                                                MARKET
                                                PRINCIPAL       VALUE
                                                  AMOUNT       (U.S. $)
    *COMMERCIAL PAPER-3.69%
    KFW International Finance 2.24%
     1/6/05..............................       $3,000,000   $  2,999,067
    Starbird Funding 2.20% 1/3/05........        6,415,000      6,414,216
    Steamboat Funding 2.34% 1/6/05.......        9,000,000      8,997,075
                                                             ------------
    TOTAL COMMERCIAL PAPER (COST
     $18,410,358)........................                      18,410,358
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-101.30% (COST
 $375,100,954)..............................................  $506,043,568
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.30%).....    (6,497,637)
                                                              ------------
NET ASSETS APPLICABLE TO 30,640,797 SHARES
 OUTSTANDING-100.00%........................................  $499,545,931
                                                              ============
NET ASSET VALUE-INTERNATIONAL FUND STANDARD CLASS
 ($435,011,503 / 26,680,877 SHARES).........................       $16.304
                                                              ============
NET ASSET VALUE-INTERNATIONAL FUND SERVICE CLASS
 ($64,534,428 / 3,959,920 SHARES)...........................       $16.297
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $391,945,293
Undistributed net investment income.........................     1,724,071
Accumulated net realized loss on investments................   (22,837,325)
Net unrealized appreciation of investments and foreign
 currencies.................................................   128,713,892
                                                              ------------
Total net assets............................................  $499,545,931
                                                              ============

------------------
 *Rate disclosed is yield at time of purchase.

**Securities have been classified by country of origin. Classification by type of business has been presented in Note #7 in "Notes to Financial Statements."

 +Non-income producing security for the year ended December 31, 2004.

ADR-American Depositary Receipt

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)
The following forward foreign currency exchange contracts were outstanding at December 31, 2004:

                                                                                              UNREALIZED
                                                                                             APPRECIATION
  CONTRACTS TO RECEIVE (DELIVER)           IN EXCHANGE FOR         SETTLEMENT DATE          (DEPRECIATION)
----------------------------------         ---------------         ----------------         --------------
1,683,759 Australian Dollar                US$  1,309,459          January 5, 2005           $    10,064
261,745 British Pounds                     US$    502,813          January 4, 2005                  (366)
(24,713,000) British Pounds                US$(45,102,994)         January 31, 2005           (2,237,575)
1,141,756 European Monetary Units          US$  1,556,784          January 3, 2005                (4,841)
533,743 European Monetary Units            US$    727,759          January 4, 2005                (2,258)
102,909,515 Japanese Yen                   US$  1,004,976          January 6, 2005                  (374)
1,430,169 New Zealand Dollar               US$  1,031,867          January 6, 2005                   592
                                                                                             -----------
                                                                                             $(2,234,758)
                                                                                             ===========

------------------
(1)See Note #6 in "Notes to Financial Statements."

                             See accompanying notes

                             International Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends................................................  $14,630,706
Interest.................................................      159,069
Foreign tax withheld.....................................   (1,364,853)
                                                           -----------
                                                            13,424,922
                                                           -----------
EXPENSES:
Management fees..........................................    3,325,373
Accounting and administration expenses...................      319,261
Custodian fees...........................................      167,523
Reports and statements to shareholders...................       99,828
Distribution expenses-Service Class......................       82,030
Professional fees........................................       19,318
Trustees' fees...........................................        7,607
Other....................................................       30,057
                                                           -----------
                                                             4,050,997
Less expense paid indirectly.............................         (355)
                                                           -----------
Total expenses...........................................    4,050,642
                                                           -----------
NET INVESTMENT INCOME....................................    9,374,280
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments.............................................    4,260,785
 Foreign currencies......................................   (3,098,536)
                                                           -----------
Net realized gain........................................    1,162,249
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies......................   72,640,948
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES......................................   73,803,197
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $83,177,477
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                             12/31/04        12/31/03
                                           -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income....................  $   9,374,280   $   8,057,155
Net realized gain (loss) on investments
 and foreign currencies..................      1,162,249     (14,577,420)
Net change in unrealized
 appreciation/depreciation of investments
 and foreign currencies..................     72,640,948     112,038,017
                                           -------------   -------------
Net increase in net assets resulting from
 operations..............................     83,177,477     105,517,752
                                           -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..........................     (4,097,126)     (5,879,288)
 Service Class...........................       (402,874)       (120,712)
                                           -------------   -------------
                                              (4,500,000)     (6,000,000)
                                           -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..........................     51,185,764     224,240,812
 Service Class...........................     48,303,448      11,989,747
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class..........................      4,097,126       5,879,288
 Service Class...........................        402,874         120,712
                                           -------------   -------------
                                             103,989,212     242,230,559
                                           -------------   -------------
Cost of shares repurchased:
 Standard Class..........................    (42,778,541)   (231,737,955)
 Service Class...........................     (5,300,084)       (568,072)
                                           -------------   -------------
                                             (48,078,625)   (232,306,027)
                                           -------------   -------------
Increase in net assets derived from
 capital share transactions..............     55,910,587       9,924,532
                                           -------------   -------------
NET INCREASE IN NET ASSETS...............    134,588,064     109,442,284
NET ASSETS:
Beginning of year........................    364,957,867     255,515,583
                                           -------------   -------------
End of year (including undistributed net
 investment income of $1,724,071 and
 $2,256,493, respectively)...............  $ 499,545,931   $ 364,957,867
                                           =============   =============

                             See accompanying notes

                             International Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           INTERNATIONAL FUND STANDARD CLASS
                                                                                      YEAR ENDED
                                                      12/31/04        12/31/03(1)        12/31/02        12/31/01        12/31/00
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period................  $ 13.620         $  9.797          $ 11.155        $ 13.769        $ 14.374

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)............................     0.332            0.311             0.199           0.212           0.287
Net realized and unrealized gain (loss) on
 investments and foreign currencies.................     2.509            3.745            (1.403)         (1.469)         (0.284)
                                                      --------         --------          --------        --------        --------
Total from investment operations....................     2.841            4.056            (1.204)         (1.257)          0.003
                                                      --------         --------          --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................    (0.157)          (0.233)           (0.154)         (0.259)         (0.272)
Net realized gain on investments....................        --               --                --          (1.098)         (0.336)
                                                      --------         --------          --------        --------        --------
Total dividends and distributions...................    (0.157)          (0.233)           (0.154)         (1.357)         (0.608)
                                                      --------         --------          --------        --------        --------

Net asset value, end of period......................  $ 16.304         $ 13.620          $  9.797        $ 11.155        $ 13.769
                                                      ========         ========          ========        ========        ========

Total return(3).....................................    20.94%           41.62%           (10.78%)         (9.96%)          0.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............  $435,012         $352,183          $255,516        $320,680        $403,589
Ratio of expenses to average net assets.............     0.98%            1.04%             1.02%           0.99%           0.96%
Ratio of net investment income to average net
 assets.............................................     2.33%            2.81%             1.84%           1.74%           2.13%
Portfolio turnover..................................        9%              14%                9%             13%              7%

------------------
(1)Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                             International Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 INTERNATIONAL FUND
                                                                   SERVICE CLASS
                                                                YEAR        5/15/03(1)
                                                               ENDED            TO
                                                              12/31/04       12/31/03
                                                              ------------------------
Net asset value, beginning of period........................  $13.616        $10.573

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................    0.296          0.154
Net realized and unrealized gain on investments and foreign
 currencies.................................................    2.507          3.107
                                                              -------        -------
Total from investment operations............................    2.803          3.261
                                                              -------        -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................   (0.122)        (0.218)
                                                              -------        -------
Total dividends and distributions...........................   (0.122)        (0.218)
                                                              -------        -------

Net asset value, end of period..............................  $16.297        $13.616
                                                              =======        =======
Total return(3).............................................   20.63%         31.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................  $64,534        $12,775
Ratio of expenses to average net assets.....................    1.23%          1.26%
Ratio of net investment income to average net assets........    2.08%          2.08%
Portfolio turnover..........................................       9%            14%(4)

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                             International Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the International Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $355. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million.

                             International Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Mondrian Investment Partners Limited (the "Sub-Adviser") (formerly Delaware International Advisers Ltd.) is responsible for the day-to-day management of the Fund's Investment Portfolio. For these services, DMC, not the Fund, pays the Sub-Adviser 0.20% of the Fund's average daily net assets.

Prior to September 24, 2004, Delaware International Advisers, Ltd. ("DIAL"), an affiliate of DMC, served as the Fund's Sub-Adviser. On September 24, 2004, DIAL was acquired by a partnership comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. Immediately following this acquisition, DIAL was renamed Mondrian Investment Partners Limited.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these support services amounted to $267,441.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $36,820.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $321,370
Accounting and Administration Fees Payable to DSC...........    51,548
Administration Fees Payable to Lincoln Life.................     4,935
Distribution Fees Payable to the Companies..................    33,038

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $93,817,553 and sales of $37,414,792 of investment securities other than short-term investments.

At December 31, 2004, the cost of investments for federal income tax purposes was $375,433,458. At December 31, 2004, net unrealized appreciation was $130,610,110, of which $139,095,431 related to unrealized appreciation of investments and $8,485,321 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/04          12/31/03
                                            ----------        ----------
Ordinary income...........................  $4,500,000        $6,000,000

In addition, the Fund declared an ordinary income consent dividend of $2,308,166 for the year ended December 31, 2003. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest............................  $391,945,293
Undistributed ordinary income............................     1,684,829
Capital loss carryforwards...............................   (22,504,821)
Post-October currency losses.............................    (2,198,333)
Unrealized appreciation of investments
 and foreign currencies..................................   130,618,963
                                                           ------------
Net assets...............................................  $499,545,931
                                                           ============

                             International Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

    UNDISTRIBUTED        ACCUMULATED NET       PAID-IN
NET INVESTMENT INCOME  REALIZED GAIN (LOSS)    CAPITAL
---------------------  --------------------    -------
    $(5,406,702)            $3,098,536        $2,308,166

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of forward foreign currency contracts for tax purposes.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,403,850 was utilized in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $6,874,793 expires in 2009, $3,588,157 expires in 2010 and $12,041,871 expires in 2011.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2004 through December 31, 2004, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR              YEAR
                                              ENDED              ENDED
                                             12/31/04          12/31/03
                                            ----------        -----------
Shares sold:
 Standard Class...........................   3,603,542         20,873,766
 Service Class............................   3,370,356            972,581
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class...........................     267,804            470,418
 Service Class............................      26,335              9,658
                                            ----------        -----------
                                             7,268,037         22,326,423
                                            ----------        -----------
Shares repurchased:
 Standard Class...........................  (3,048,270)       (21,568,123)
 Service Class............................    (374,958)           (44,052)
                                            ----------        -----------
                                            (3,423,228)       (21,612,175)
                                            ----------        -----------
Net increase..............................   3,844,809            714,248
                                            ==========        ===========

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

                             International Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. MARKET RISKS (CONTINUED)
As of December 31, 2004, the Fund's investment in equity securities classified by type of business were as follows:

                                                           PERCENTAGE OF
                                                            NET ASSETS
                                                           -------------
Banking, Finance & Insurance............................       27.55%
Energy..................................................       11.00%
Buildings & Materials...................................        9.55%
Food, Beverage & Tobacco................................        4.33%
Telecommunications......................................        9.28%
Utilities...............................................        7.73%
Healthcare & Pharmaceuticals............................        7.42%
Computers & Technology..................................        3.63%
Others (individually less than 4%)......................       17.12%
                                                               -----
                                                               97.61%
                                                               =====

8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                             International Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME              TOTAL
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTION
 (TAX BASIS)              (TAX BASIS)             (TAX BASIS)
-------------           ---------------           ------------
     --                      100%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

The per share amount of income derived from and the foreign taxes paid to each country is listed in the following schedule:

                            GROSS              FOREIGN
                          DIVIDEND            TAXES PAID
COUNTRY                   PER SHARE           PER SHARE
-------                   ---------           ----------
Australia...............   $0.0664             $0.0010
Belgium.................    0.0075              0.0011
Finland.................    0.0071              0.0011
France..................    0.0355              0.0054
Germany.................    0.0172              0.0026
Hong Kong...............    0.0196                  --
Italy...................    0.0215              0.0009
Japan...................    0.0272              0.0018
Netherlands.............    0.0376              0.0032
New Zealand.............    0.0192              0.0029
Republic of Korea.......    0.0092                  --
Singapore...............    0.0036                  --
South Africa............    0.0087                  --
Spain...................    0.0345              0.0040
Taiwan..................    0.0003              0.0001
United Kingdom..........    0.1624              0.0162

                             International Fund- 13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-International Fund

We have audited the accompanying statement of net assets of the International Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                             International Fund- 14

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                             International Fund- 15

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

PROXY RESULTS (UNAUDITED)

The Fund shareholders voted on the following proposal at the special meeting of shareholders on November 30, 2004. The resulting votes are presented below:

                                                              OUTSTANDING     TOTAL       PERCENT     PERCENT   PERCENT
                                                                SHARES        VOTED         FOR       AGAINST   ABSTAIN
                                                              -----------   ----------   ----------   -------   -------
1. To approve the new sub-advisory agreement for the
 International Fund between Delaware Management Company (the
 "Adviser") and the Fund's current sub-adviser, Delaware
 International Advisers Ltd. (the "Sub-Adviser"); there will be no change in the overall management fee that the Fund
 pays.......................................................  28,660,174    27,841,609       86.55%    4.09%    6.50%

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                             International Fund- 16

                                  MANAGED FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Managed Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2004

Managed by:

                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 10.0% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its customized benchmark, 50% Russell 1000 Index*, 40% Lehman Brothers Government Credit Index*, 5% Citigroup 90-day T-bill Index* and 5% Russell 2000 Index*, returned 8.4%. The Fund's large cap and fixed income sleeves outperformed each of their respective benchmark indexes; the small cap sleeve's performance was in line with that of its benchmark index.

The stock market turned in a strong performance for the year following a pattern that has now prevailed for more than five years. Small-cap stocks once again outperformed large-caps. Through mid-year, it appeared that high-quality stocks would reverse their long-lived underperformance versus lower quality names, but a strong rally by low quality stocks in the second half of 2004 caused them to outperform again. Energy and utility stocks were the best performing sectors in 2004, while consumer-related health care and technology issues trailed. Fiscal year 2004 also provided another solid year for fixed income investments. High grade and high yield corporates performed well in 2004, but did not generate the excess returns of 2003. High grade corporate fundamentals continued to improve as companies expanded profits, limited capital expenditures and built large cash positions in '04. In addition, decreased net supply, and increased foreign demand provided a favorable technical backdrop to the market. High yield bonds also outperformed as investors moved down the quality spectrum in search of yield in a low interest rate, low volatility environment.

The large cap sleeve's outperformance versus the Russell 1000 Index* was attributable to positive stock selection in the finance, capital goods and consumer staples sectors, although partially offset by stock selection in the technology and media sectors. The small-cap sleeve's overall performance was in line with that of the Russell 2000 Index*, however, positive contribution from stock selection in health care, finance and credit cyclical stocks was offset by negative contribution from stock selection in media and business services.
The fixed income sleeve outperformed the Lehman Brothers Government Credit Index*; the Fund's overweight to the lower-quality sectors of the marketplace drove the positive performance, specifically high yield and BBB-rated securities. Mortgage-backed securities contributed to the Fund's return, though to a lesser extent than corporate bonds, as we used these securities in the front-end of the yield curve versus short Treasuries and Agencies. Finally, the Fund's exposure to Treasury Inflation Protected Securities (TIPS) provided a source of excess return as breakeven spreads widened during the year.

Delaware continues to anticipate positive economic growth. The corporate earnings picture should trend upward at a declining rate over the next six to nine months. Despite the recent strong performance of the stock market, we still find it to be reasonably valued, especially relative to bonds. Continuation of good earnings momentum bodes well for stocks. We would not be surprised to see equity returns in 2005 similar to returns achieved in 2004, specifically a high single-digit to very low double-digit total return for the broad market. In contrast to 2004, when almost all of the market's positive return came from the final quarter, we believe that most of the positive returns in 2005 are more likely to be achieved in the early part of the year as momentum carries over from the end of last year. We also expect a continuation of the Fed's tightening policy for at least the first half of the year. As rates rise, we believe that equity investors will have to confront the likelihood of slowing profit growth and moderation of economic growth. In terms of fixed income, we expect volatility to remain at relatively low levels, providing a backdrop for out-performance in non-Treasury sectors. In spite of a positive economic backdrop, valuations in all spread sectors are at the higher end of the range. In 2005, we will look to reduce exposure to the spread sectors of the market place.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
Ryan Brist
Jil Schoeff Lindholm

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                               MANAGED FUND                               LEHMAN
                              STANDARD CLASS                             BROTHERS                              CITIGROUP 90
                                  SHARES           RUSSELL 1000        GOV'T/CREDIT        RUSSELL 2000         DAY T-BILL
                              --------------       ------------        ------------        ------------        ------------
12/31/94                           10000              10000               10000               10000               10000
                                   12929              13777               11924               12844               10574
                                   14487              16869               12270               14963               11129
                                   17649              22411               13468               18308               11712
                                   19894              28468               14744               17842               12304
                                   21430              34421               14427               21635               12887
                                   21128              31739               16137               20981               13655
                                   20794              27788               17509               21503               14213
                                   18490              21771               19441               17098               14455
                                   22725              28279               20349               25178               14610
12/31/04                           24997              31504               21202               29792               14791

This chart illustrates, hypothetically, that $10,000 was invested in the Managed Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $24,997. For comparison, look at how the indices did over the same period. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +10.00%
-------------------------------------------------------
Five Years                                       +3.13%
-------------------------------------------------------
Ten Years                                        +9.59%
-------------------------------------------------------

The Service Class shares total return was 11.16% for the period from 5/19/04 (commencement of operations) to 12/31/04.

* Russell 1000 Index measures the performance of the largest 1,000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues. Citigroup 90 day T-Bill Index measures the return on short-term securities.

                                Managed Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

DISCLOSURE
     OF FUND EXPENSES

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                      Expenses
                                Beginning    Ending                  Paid During
                                 Account     Account    Annualized     Period
                                  Value       Value      Expense      7/1/04 to
                                 7/1/04     12/31/04      Ratios      12/31/04*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class                  $1,000.00   $1,079.60      0.50%        $2.61
Service Class                    1,000.00    1,078.30      0.75%         3.92
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class                  $1,000.00   $1,022.62      0.50%        $2.54
Service Class                    1,000.00    1,021.37      0.75%         3.81
--------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                Managed Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   69.93%
------------------------------------------------------------------------
Basic Materials                                                 2.97%
Business Services                                               1.05%
Capital Goods                                                   6.21%
Communication Services                                          0.89%
Consumer Discretionary                                          3.63%
Consumer Services                                               1.88%
Consumer Staples                                                4.72%
Credit Cyclicals                                                1.26%
Energy                                                          4.51%
Finance                                                        14.84%
Healthcare                                                      9.25%
Media                                                           3.16%
Real Estate                                                     1.30%
Technology                                                     12.04%
Transportation                                                  0.49%
Utilities                                                       1.73%
------------------------------------------------------------------------
CORPORATE BONDS                                                11.77%
------------------------------------------------------------------------
Automobiles & Automotive Parts                                  0.76%
Banking & Finance                                               2.73%
Buildings & Materials                                           0.10%
Cable, Media & Publishing                                       0.82%
Chemicals                                                       0.06%
Consumer Services                                               0.02%
Electronics & Electrical Equipment                              0.06%
Energy                                                          0.96%
Food, Beverage & Tobacco                                        0.82%
Healthcare & Pharmaceuticals                                    0.63%
Insurance                                                       0.53%
Leisure, Lodging, & Entertainment                               0.05%
Metals & Mining                                                 0.01%
Miscellaneous                                                   0.15%

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
Real Estate                                                     0.08%
Retail                                                          0.57%
Telecommunications                                              1.66%
Textiles, Apparel & Furniture                                   0.05%
Transportation & Shipping                                       0.28%
Utilities                                                       1.43%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       4.32%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  2.62%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                2.54%
------------------------------------------------------------------------
FOREIGN BONDS                                                   1.63%
------------------------------------------------------------------------
Australia                                                       0.02%
Bermuda                                                         0.24%
Canada                                                          0.34%
Cayman Islands                                                  0.41%
Chile                                                           0.12%
Luxembourg                                                      0.05%
Mexico                                                          0.27%
Netherlands                                                     0.12%
Sweden                                                          0.06%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              1.70%
------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                               1.47%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 1.32%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.94%
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.79%
------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              0.59%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.18%
------------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                                  0.14%
------------------------------------------------------------------------
WARRANT                                                         0.00%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.94%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.06%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                                Managed Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK-69.93%
    BASIC MATERIALS-2.97%
    Aceto....................................       15,200   $    289,408
  + AK Steel Holding.........................       21,500        311,105
    Alcoa....................................       51,000      1,602,420
    Ameron International.....................        5,000        189,500
  + Century Aluminum.........................        9,900        259,974
    Chesapeake...............................        8,500        230,860
    Crompton.................................       39,600        467,280
    Cytec Industries.........................        7,000        359,940
    Dow Chemical.............................       38,800      1,920,988
    duPont (E.I.) deNemours..................       36,400      1,785,420
    Ferro....................................        9,200        213,348
  + FMC......................................        9,200        444,360
    Freeport-McMoRan Copper & Gold Class B...       26,800      1,024,564
    International Paper......................       33,200      1,394,400
    Lubrizol.................................       29,100      1,072,626
    Masco....................................       28,600      1,044,758
  + Maverick Tube............................        5,400        163,620
  + Mosaic...................................       15,500        252,960
  + NewMarket................................        8,600        171,140
    Octel....................................        6,600        137,346
  + PolyOne..................................       48,900        443,034
    PPG Industries...........................       10,700        729,312
  + USG......................................       13,400        539,618
    Wausau-Mosinee Paper.....................       22,000        392,920
    Weyerhaeuser.............................       23,100      1,552,782
    Worthington Industries...................       14,600        285,868
                                                             ------------
                                                               17,279,551
                                                             ------------
    BUSINESS SERVICES-1.05%
  + Administaff..............................       22,100        278,681
  + Clark....................................       13,700        212,624
    Deluxe...................................       22,100        824,993
    Gevity HR................................        9,700        199,432
    Harland (John H.)........................        7,700        277,970
    Healthcare Services Group................       13,150        274,046
  + ITT Educational Services.................        3,300        156,915
  + Labor Ready..............................       23,900        404,388
    Mcgrath Rentcorp.........................        5,500        239,855
  + NCO Group................................       10,800        279,180
  + Sourcecorp...............................       11,700        223,587
    Unifirst.................................        7,300        206,444
  + United Stationers........................        8,100        374,220
  + Universal Technical Institute............        4,200        160,104
    Waste Management.........................       54,600      1,634,724
  + West.....................................       10,500        347,655
                                                             ------------
                                                                6,094,818
                                                             ------------
    CAPITAL GOODS-6.21%
    3M.......................................       20,300      1,666,021
    Acuity Brands............................       13,700        435,660
  + AGCO.....................................       18,900        413,721
    Applied Industrial Technologies..........        7,800        213,720
    Barnes Group.............................        7,700        204,127

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    CAPITAL GOODS (CONTINUED)
    Black & Decker...........................       13,100   $  1,157,123
    Briggs & Stratton........................        6,200        257,796
    Caterpillar..............................       18,000      1,755,180
    Cummins..................................       15,600      1,307,124
  + DRS Technologies.........................        8,100        345,951
  + Flowserve................................        7,700        212,058
    General Electric.........................      294,400     10,745,600
  + Genlyte Group............................        6,200        531,216
    Goodrich.................................       33,900      1,106,496
  + Griffon..................................        7,800        210,600
    Honeywell International..................       23,400        828,594
    Hughes Supply............................        6,400        207,040
    Johnson Controls.........................       27,500      1,744,600
  + Kadant...................................        8,400        172,200
    Lawson Products..........................        8,500        428,655
    Lincoln Electric Holdings................        7,700        265,958
    NN.......................................       17,100        225,891
    Northrop Grumman.........................       19,400      1,054,584
  + Orbital Sciences.........................       26,300        311,129
    Oshkosh Truck............................        3,500        239,330
    PACCAR...................................       26,600      2,140,768
    Rockwell Automation......................       26,700      1,322,985
  + Rofin-Sinar Technologies.................        6,900        292,905
  + Technitrol...............................        9,100        165,620
    Tecumseh Products Class A................        4,900        234,220
  + Terex....................................        9,400        447,910
    Textron..................................       13,900      1,025,820
    Toro.....................................        4,900        398,615
    Tyco International.......................       25,600        914,944
    United Technologies......................       21,000      2,170,350
  + Washington Group International...........        8,700        358,875
    Watsco...................................       10,400        366,288
    York International.......................        7,100        245,234
                                                             ------------
                                                               36,124,908
                                                             ------------
    COMMUNICATION SERVICES-0.89%
    CenturyTel...............................       40,500      1,436,535
    SBC Communications.......................       84,400      2,174,988
    Verizon Communications...................       38,300      1,551,533
                                                             ------------
                                                                5,163,056
                                                             ------------
    CONSUMER DISCRETIONARY-3.63%
  + Aeropostale..............................       13,150        387,005
  + AnnTaylor Stores.........................       12,300        264,819
    Best Buy.................................       14,500        861,590
  + Brookstone...............................       14,700        287,385
  + Coach....................................       30,400      1,714,560
  + Conn's...................................       16,500        277,530
  + CSK Auto.................................       11,100        185,814
  + Electronics Boutique Holdings............        7,400        317,756
    Federated Department Stores..............       19,300      1,115,347
    Finish Line Class A......................       20,700        378,810
  + Gamestop.................................       12,500        279,500

                                Managed Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    CONSUMER DISCRETIONARY (CONTINUED)
    Gap......................................       69,100   $  1,459,392
    Goody's Family Clothing..................       19,900        181,886
    Home Depot...............................      108,100      4,620,193
    Kellwood.................................        6,600        227,700
    Limited Brands...........................       15,384        354,140
    NIKE.....................................       18,600      1,686,834
  + Pacific Sunwear Of California............       13,450        299,397
  + Party City...............................       13,900        179,727
    RadioShack...............................       44,100      1,450,008
    Saks.....................................       54,700        793,697
    Stride Rite..............................       19,900        222,283
    Wal-Mart Stores..........................       55,800      2,947,356
  + Warnaco Group Class A....................       16,200        349,920
  + Yankee Candle............................        7,400        245,532
                                                             ------------
                                                               21,088,181
                                                             ------------
    CONSUMER SERVICES-1.88%
  + Argosy Gaming............................        7,700        359,590
    Cendant..................................       63,800      1,491,644
  + CKE Restaurants..........................       22,300        323,573
  + ExpressJet Holdings......................       24,100        310,408
    Ihop.....................................        9,300        389,577
    Lone Star Steakhouse & Saloon............        9,800        274,400
    Marriott International Class A...........       27,400      1,725,652
    McDonald's...............................       69,500      2,228,170
  + MGM MIRAGE...............................       21,500      1,563,910
  + Papa John's International................        5,500        189,420
  + Penn National Gaming.....................        6,800        411,740
    Yum Brands...............................       35,400      1,670,172
                                                             ------------
                                                               10,938,256
                                                             ------------
    CONSUMER STAPLES-4.72%
    Altria Group.............................       70,700      4,319,770
    Anheuser-Busch...........................       50,800      2,577,084
    Chiquita Brands International............       10,100        222,806
    Clorox...................................       14,500        854,485
    Coca-Cola................................       32,900      1,369,627
    CVS......................................       27,500      1,239,425
    Fortune Brands...........................       30,600      2,361,708
    Gillette.................................       37,200      1,665,816
    Kellogg..................................       24,400      1,089,704
    Kimberly-Clark...........................       33,600      2,211,216
    Lancaster Colony.........................        4,900        210,063
    Longs Drug Stores........................        6,400        176,448
    Nu Skin Enterprises Class A..............       12,700        322,326
    PepsiCo..................................       64,800      3,382,560
    Procter & Gamble.........................       57,500      3,167,100
    Ralcorp Holdings.........................        5,800        243,194
    Ruddick..................................       15,200        329,688
    Sanderson Farms..........................        6,200        268,336
  + Smart & Final............................       10,000        143,900
    Tyson Foods Class A......................       70,800      1,302,720
                                                             ------------
                                                               27,457,976
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    CREDIT CYCLICALS-1.26%
    ArvinMeritor.............................       11,700   $    261,729
    Beazer Homes USA.........................        3,000        438,630
    General Motors...........................       29,700      1,189,782
    Harley-Davidson..........................       12,100        735,075
  + Jacuzzi Brands...........................       35,600        309,720
    KB Home..................................       23,800      2,484,720
    M/I Homes................................        6,500        358,215
  + Meritage.................................        4,700        529,690
    Monaco Coach.............................       16,300        335,291
    Standard-Pacific.........................        4,300        275,802
    Thor Industries..........................       11,600        429,780
                                                             ------------
                                                                7,348,434
                                                             ------------
    ENERGY-4.51%
    ChevronTexaco............................       78,500      4,122,035
    ConocoPhillips...........................       22,200      1,927,626
    Devon Energy.............................       29,500      1,148,140
    ENSCO International......................       32,100      1,018,854
    Exxon Mobil..............................      212,200     10,877,372
  + Forest Oil...............................       11,400        361,608
    Holly....................................       12,400        345,588
    Magellan Midstream Partners..............        3,900        228,813
  + Magnum Hunter Resources..................       24,100        310,890
  + Nabors Industries........................       22,500      1,154,025
  + National-Oilwell.........................       32,200      1,136,338
    Occidental Petroleum.....................       21,900      1,278,084
  + Oceaneering International................        9,500        354,540
  + Offshore Logistics.......................        9,100        295,477
  + Oil States International.................       12,500        241,125
  + Stone Energy.............................        4,600        207,414
  + Universal Compression Holdings...........        5,200        181,532
  + Veritas..................................       13,900        311,499
  + W-H Energy Services......................       12,900        288,444
    World Fuel Services......................        8,500        423,300
                                                             ------------
                                                               26,212,704
                                                             ------------
    FINANCE-14.84%
  + Affiliated Managers Group................        7,100        480,954
    Allstate.................................       35,900      1,856,748
    American Express.........................       18,400      1,037,208
    American Home Mortgage Investment........       10,200        349,350
    American International Group.............       65,100      4,275,117
    AmerUs Group.............................        7,800        353,340
    Bancfirst................................        3,600        284,328
    Bank of America..........................      129,800      6,099,302
    Berkley (W.R.)...........................       29,600      1,396,232
    Capital One Financial....................       11,400        959,994
    Cigna....................................       11,500        938,055
    CIT Group................................       43,400      1,988,588
    Citigroup................................      196,900      9,486,641
    City Holding.............................        5,000        181,200
  + CompuCredit..............................       17,000        464,780
    Corus Bankshares.........................        7,500        360,075
    Countrywide Financial....................       73,900      2,735,039

                                Managed Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    FINANCE (CONTINUED)
    Delphi Financial Group Class A...........        7,450   $    343,818
    Dime Community Bancshares................       16,300        291,933
    Everest Re Group.........................       13,200      1,182,192
    FBL Financial Group Class A..............       10,700        305,485
  + Financial Federal........................       11,100        435,120
    First Place Financial Ohio...............       14,500        324,655
  + FirstFed Financial.......................        5,300        274,911
    Flagstar Bancorp.........................       13,200        298,320
    Freddie Mac..............................       51,800      3,817,660
    Frontier Financial.......................        8,200        316,602
    Goldman Sachs Group......................        9,200        957,168
    Greater Bay Bancorp......................       11,400        317,832
    Independent Bank Corp-Michigan...........        7,500        223,725
    International Bancshares.................        6,225        245,141
    Irwin Financial..........................        8,500        241,315
    J.P. Morgan Chase........................      135,800      5,297,558
    Kansas City Life Insurance...............        5,400        255,420
    Lehman Brothers Holdings.................       17,800      1,557,144
    MainSource Financial Group...............       13,216        315,606
    MBNA.....................................       59,400      1,674,486
    Mellon Financial.........................       53,700      1,670,607
    Merchants Bancshares.....................        8,300        240,700
    Merrill Lynch............................       42,000      2,510,340
    MetLife..................................       38,100      1,543,431
  + Metris...................................       25,300        322,575
    MFA Mortgage Investments.................       23,200        204,624
  + Molina Healthcare........................        5,600        259,728
    Morgan Stanley...........................       79,000      4,386,080
    Nationwide Financial Services Class A....       25,100        959,573
    Netbank..................................       18,200        189,462
    North Fork Bancorporation................       36,000      1,038,600
    Penn-America Group.......................       15,600        235,560
    PFF Bancorp..............................        7,960        368,787
  + Piper Jaffray............................        7,200        345,240
    PMI Group................................       39,900      1,665,825
    PNC Financial Services Group.............       15,000        861,600
    Presidential Life........................       11,800        200,128
    Provident Bankshares.....................       10,131        368,464
    Prudential Financial.....................       31,700      1,742,232
    Republic Bancorp.........................       27,284        416,900
    RLI......................................        9,000        374,130
  + Sierra Health Services...................        7,800        429,858
    Sterling Bancshares......................       24,500        349,615
    TierOne..................................       15,700        390,145
  + Triad Guaranty...........................        3,300        199,584
    Trustmark................................       11,300        351,091
    UnitedHealth Group.......................       25,900      2,279,977
    US Bancorp...............................       82,700      2,590,164
    Vesta Insurance Group....................       42,100        154,928
    Washington Mutual........................       26,000      1,099,280
  + Wellpoint................................       21,000      2,415,000
    Wells Fargo..............................       44,000      2,734,600
    West Coast Bancorp Oregon................       14,500        368,445

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    FINANCE (CONTINUED)
    Zions Bancorporation.....................       16,500   $  1,122,495
                                                             ------------
                                                               86,312,810
                                                             ------------
    HEALTHCARE-9.25%
    Abbott Laboratories......................       48,100      2,243,865
  + Abgenix..................................        9,500         98,230
  + Adolor...................................       16,800        166,656
  + Advanced Medical Optics..................        8,100        333,234
  + Albany Molecular Research................       12,400        138,136
  + Alkermes.................................       11,800        166,262
    Alpharma Class A.........................       13,400        227,130
  + American Healthways......................        9,900        327,096
  + Amgen....................................       56,600      3,630,890
  + Applera Corp-Celera Genomics Group.......       15,300        210,375
  + Apria Healthcare Group...................        9,600        316,320
    Arrow International......................        8,800        272,712
    Beckman Coulter..........................       23,700      1,587,663
    Becton Dickinson.........................       25,900      1,471,120
  + Bio-Rad Laboratories Class A.............        4,200        240,954
    Biomet...................................       31,200      1,353,768
  + Bradley Pharmaceuticals..................        8,200        159,080
    Bristol-Myers Squibb.....................       65,000      1,665,300
  + Candela..................................       16,700        189,712
    Cooper...................................        4,900        345,891
  + CuraGen..................................       32,300        231,268
  + Digene...................................        3,200         83,680
  + Enzo Biochem.............................        9,575        186,425
  + Express Scripts Class A..................       18,600      1,421,784
  + First Horizon Pharmaceutical.............       17,600        402,864
  + Gen-Probe................................        6,600        298,386
  + Genentech................................       26,600      1,448,104
  + Geron....................................       12,900        102,813
  + Gilead Sciences..........................       37,100      1,298,129
    GlaxoSmithKline ADR......................       19,700        933,583
    Guidant..................................       26,700      1,925,070
  + Immunogen................................       34,500        304,980
  + Inamed...................................        2,600        164,450
    Johnson & Johnson........................      108,400      6,874,728
  + Kos Pharmaceuticals......................        5,500        207,020
  + LifePoint Hospitals......................        7,400        257,668
  + Ligand Pharmaceuticals Class B...........       10,300        119,892
  + Medarex..................................       21,000        226,380
  + MedImmune................................       41,400      1,122,354
    Medtronic................................       32,400      1,609,308
    Mentor...................................        8,300        280,042
    Merck....................................       78,200      2,513,348
  + Noven Pharmaceuticals....................        8,700        148,422
    Owens & Minor............................       11,200        315,504
    Pfizer...................................      271,800      7,308,702
    PolyMedica...............................        7,700        287,133
  + Priority Healthcare Class B..............       13,000        283,010
    Quest Diagnostics........................       11,500      1,098,825
  + Res-Care.................................       28,600        435,292

                                Managed Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    HEALTHCARE (CONTINUED)
    Select Medical...........................       11,300   $    198,880
  + Serologicals.............................        9,600        212,352
  + Stewart Enterprises......................       21,000        146,790
  + Sybron Dental Specialties................       10,800        382,104
  + Techne...................................        5,800        225,620
  + Telik....................................        9,600        183,744
  + United Therapeutics......................       11,500        519,225
    Vital Signs..............................        4,900        190,708
    West Pharmaceutical Services.............       15,600        390,468
  + Wright Medical Group.....................        8,500        242,250
    Wyeth....................................       72,600      3,092,034
  + Zimmer Holdings..........................       12,000        961,440
                                                             ------------
                                                               53,779,173
                                                             ------------
    MEDIA-3.16%
    Clear Channel Communications.............       41,200      1,379,788
  + Comcast Class A..........................       43,200      1,437,696
  + Comcast Special Class A..................       27,600        906,384
  + DIRECTV Group............................       55,000        920,700
    Disney (Walt)............................       88,200      2,451,960
  + Emmis Communications.....................       11,900        228,361
  + infoUSA..................................       23,300        260,727
    Journal Communications Class A...........       16,400        296,348
    Knight-Ridder............................       12,400        830,056
  + Lin TV Class A...........................       14,800        282,680
    Media General Class A....................        3,800        246,278
  + Mediacom Communications..................       41,100        256,875
  + Scholastic...............................        7,200        266,112
    Sinclair Broadcasting Group..............       20,600        189,726
  + Time Warner..............................      245,000      4,762,800
    Viacom Class B...........................      101,000      3,675,390
                                                             ------------
                                                               18,391,881
                                                             ------------
    REAL ESTATE-1.30%
    Brandywine Realty Trust..................        9,200        270,388
    Equity Inns..............................       29,000        340,460
    Equity Office Properties Trust...........       45,500      1,324,960
    First Industrial Realty Trust............        8,300        338,059
    Glimcher Realty Trust....................       11,100        307,581
    Home Properties..........................        5,800        249,400
    HRPT Properties Trust....................       19,400        248,902
    Maguire Properties.......................        9,800        269,108
    Mills....................................       17,300      1,103,048
    National Health Investors................       12,500        364,750
    Nationwide Health Properties.............       13,400        318,250
    Prentiss Properties Trust................        9,000        343,800
    ProLogis.................................       30,500      1,321,565
    Senior Housing Properties Trust..........       12,100        229,174
    Shurgard Storage Centers Class A.........        6,200        272,862
    SL Green Realty..........................        4,400        266,420
                                                             ------------
                                                                7,568,727
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    TECHNOLOGY-12.04%
    Adobe Systems............................       43,200   $  2,710,368
  + AMIS Holdings............................       19,200        317,184
  + Applied Materials........................       57,300        979,830
  + Artesyn Technologies.....................       25,600        289,280
  + Ask Jeeves...............................        6,600        176,550
  + Aspect Communications....................       18,500        206,090
  + Aspen Technology.........................       52,000        322,920
  + Avid Technology..........................        4,600        284,050
  + Axcelis Technologies.....................       16,800        136,584
  + Benchmark Electronics....................        5,400        184,140
  + CACI International.......................        6,700        456,471
  + Cisco Systems............................      260,100      5,019,930
  + Cymer....................................        8,500        251,090
  + Dell.....................................       98,300      4,142,362
  + Digital River............................        7,800        324,558
  + Digitas..................................       22,300        212,965
  + Dionex...................................        5,700        323,019
  + Ditech Communications....................        6,500         97,175
  + DSP Group................................        6,500        145,145
  + DST Systems..............................       24,100      1,256,092
  + Dycom Industries.........................       13,300        405,916
  + Earthlink................................       31,500        362,880
  + eBay.....................................       11,200      1,302,336
  + Electronic Arts..........................       25,900      1,597,512
  + Electronics for Imaging..................        9,800        170,618
  + EMC......................................      136,100      2,023,807
  + EMS Technologies.........................        5,600         93,072
    FactSet Research Systems.................        6,000        350,640
  + FileNet..................................        9,300        239,568
  + Freescale Semiconductor Class B..........        6,050        111,078
    Hewlett-Packard..........................       83,800      1,757,286
  + IAC/InterActiveCorp......................       50,600      1,397,572
    Intel....................................      266,500      6,233,435
    International Business Machines..........       41,000      4,041,780
  + Internet Security Systems................       13,600        316,200
  + Intuit...................................       35,500      1,562,355
  + iPayment.................................        5,700        282,264
  + j2 Global Communications.................        8,500        293,250
  + Juniper Networks.........................       44,800      1,218,112
  + Keane....................................        8,100        119,070
  + Kemet....................................       18,600        166,470
  + Kulicke & Soffa Industries...............       30,400        262,048
    Linear Technology........................       29,700      1,151,172
  + Macrovision..............................        8,100        208,332
  + Mercury Computer Systems.................        9,000        267,120
  + Micrel...................................       16,300        179,626
  + Microsemi................................       18,100        314,216
    Microsoft................................      282,100      7,534,891
    Motorola.................................       54,900        944,280
  + MTC Technologies.........................        7,900        265,203
    National Semiconductor...................       59,100      1,060,845
  + Netgear..................................       15,700        285,583
  + NEXTEL Communications Class A............       72,300      2,169,000

                                Managed Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    TECHNOLOGY (CONTINUED)
    Nokia ADR................................       59,600   $    933,932
  + Omnivision Technologies..................       10,000        183,500
  + Oracle...................................      106,200      1,457,064
  + Photronics...............................       17,100        282,150
  + Pixelworks...............................       14,900        168,966
    Plantronics..............................        5,600        232,232
  + Progress Software........................       13,400        312,890
    QUALCOMM.................................       28,600      1,212,640
  + Quality Systems..........................        3,900        233,220
  + Radisys..................................       10,700        209,185
  + RF Micro Devices.........................       24,100        164,844
  + RSA Security.............................       11,600        232,696
  + SanDisk..................................       43,800      1,093,686
  + Sanmina-SCI..............................       88,900        752,983
  + Sigmatel.................................       13,100        465,443
  + Silicon Image............................       23,400        385,164
  + Skyworks Solutions.......................       32,500        306,475
  + Stoneridge...............................        9,400        142,222
  + Storage Technology.......................       27,500        869,275
  + Synaptics................................       10,100        308,858
  + Take-Two Interactive Software............       10,700        372,253
    Texas Instruments........................       76,400      1,880,968
  + United Online............................       13,800        159,114
  + Universal Electronics....................       12,500        220,000
  + Varian Semiconductor Equipment
     Associates..............................        5,700        210,045
  + Viasat...................................        8,400        203,868
  + WebEx Communications.....................       12,800        304,384
  + Wind River Systems.......................       12,400        168,020
                                                             ------------
                                                               69,989,417
                                                             ------------
    TRANSPORTATION-0.49%
    Arkansas Best............................        6,900        309,741
    FedEx....................................       12,800      1,260,672
  + HUB Group................................        7,900        412,538
    Overnite.................................       12,900        480,396
  + Pacer International......................       19,200        408,192
                                                             ------------
                                                                2,871,539
                                                             ------------
    UTILITIES-1.73%
    Black Hills..............................        5,900        181,012
    Cascade Natural Gas......................        7,900        167,480
    Cleco....................................       10,600        214,756
    Dominion Resources.......................       12,900        873,846
    Edison International.....................       49,900      1,598,297
    Exelon...................................       49,300      2,172,651
    Great Plains Energy......................        6,500        196,820
    Middlesex Water..........................        8,500        160,990
    ONEOK....................................       38,100      1,082,802
    Otter Tail...............................        7,200        183,816
    PPL......................................       21,400      1,140,192
    TXU......................................       23,100      1,491,336
    UGI......................................        8,800        360,008

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    UTILITIES (CONTINUED)
    Westar Energy............................        8,900   $    203,543
                                                             ------------
                                                               10,027,549
                                                             ------------
    TOTAL COMMON STOCK
     (COST $297,935,174).....................                 406,648,980
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
    CORPORATE BONDS-11.77%
    AUTOMOBILES & AUTOMOTIVE PARTS-0.76%
    America Axle & Manufacturing
     5.25% 2/11/14...........................  $   500,000        480,912
    Ford Motor
     7.45% 7/16/31...........................    1,865,000      1,881,122
    General Motors
     8.375% 7/15/33..........................    1,775,000      1,844,140
    Johnson Controls
     5.00% 11/15/06..........................      200,000        205,419
                                                             ------------
                                                                4,411,593
                                                             ------------
    BANKING & FINANCE-2.73%
  # Amvescap Plc 144A
     4.50% 12/15/09..........................      760,000        760,027
    Bear Stearns
     4.65% 7/2/18............................      700,000        658,789
 #+ Bombardier Capital 144A
     4.67% 5/30/05...........................      625,000        623,760
    Citigroup
     5.875% 2/22/33..........................      595,000        605,680
    Credit Suisse First Boston USA
     6.125% 11/15/11.........................      835,000        911,829
  # Erac USA Finance 144A
     7.35% 6/15/08...........................    1,475,000      1,630,727
    Ford Motor Credit
     5.625% 10/1/08..........................      260,000        265,986
     5.70% 1/15/10...........................      225,000        227,294
     7.00% 10/1/13...........................      750,000        796,403
    Franklin Resources
     3.70% 4/15/08...........................      590,000        589,057
    GMAC
     6.125% 8/28/07..........................      440,000        453,310
     6.75% 12/1/14...........................      605,000        606,910
     7.75% 1/19/10...........................      300,000        322,331
    Goldman Sachs
     6.345% 2/15/34..........................    1,155,000      1,206,775
    HSBC Bank USA
     3.875% 9/15/09..........................      560,000        555,708
    Marshall & Ilsley
     3.95% 8/14/09...........................      875,000        871,924
    Morgan Stanley
    +2.51% 11/24/06..........................      260,000        260,318
     4.75% 4/1/14............................      275,000        268,457
     5.30% 3/1/13............................      185,000        190,813

                                Managed Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    BANKING & FINANCE (CONTINUED)
    National Rural Utilities Cooperative
     Finance 3.875% 2/15/08..................  $   665,000   $    668,137
    Popular North America
     4.25% 4/1/08............................      480,000        484,893
    Popular North America Capital Trust
     6.564% 9/15/34..........................      205,000        216,521
 +# Premium Asset Trust
     Series 2004-01 144A
     2.451% 2/6/06...........................      420,000        420,283
 +# Rabobank Capital Funding II 144A
     5.26% 12/29/49..........................      540,000        550,423
    Regions Financial
     6.375% 5/15/12..........................      800,000        883,274
 +# Twin Reefs 144A
     3.37% 12/31/49..........................      500,000        502,845
  + Wells Fargo Company
     2.609% 9/28/07..........................      345,000        345,333
                                                             ------------
                                                               15,877,807
                                                             ------------
    BUILDINGS & MATERIALS-0.10%
  # Lone Star Industries 144A
     8.85% 6/15/05...........................      115,000        117,266
    York International
     6.625% 8/15/06..........................      440,000        459,201
                                                             ------------
                                                                  576,467
                                                             ------------
    CABLE, MEDIA & PUBLISHING-0.82%
  # COX Communications 144A
     4.625% 1/15/10..........................      370,000        369,557
    CSC Holdings
     10.50% 5/15/16..........................      315,000        359,100
    IAC/InterActiveCorp
     6.75% 11/15/05..........................      630,000        647,594
    Liberty Media
     3.50% 9/25/06...........................      375,000        373,071
    +3.99% 9/17/06...........................      520,000        526,505
     8.25% 2/1/30............................      525,000        598,654
    Lodgenet Entertainment
     9.50% 6/15/13...........................      270,000        299,700
  # News America 144A
     6.20% 12/15/34..........................      385,000        391,538
    Time Warner
     8.18% 8/15/07...........................      650,000        722,302
    Time Warner Entertainment
     8.375% 3/15/23..........................      360,000        452,493
                                                             ------------
                                                                4,740,514
                                                             ------------
    CHEMICALS-0.06%
    Lubrizol
     4.625% 10/1/09..........................      350,000        349,828
                                                             ------------
                                                                  349,828
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    CONSUMER SERVICES-0.02%
    Corrections Corporation of America
     7.50% 5/1/11............................  $   130,000   $    139,588
                                                             ------------
                                                                  139,588
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-0.06%
    Jabil Circuit
     5.875% 7/15/10..........................      355,000        374,121
                                                             ------------
                                                                  374,121
                                                             ------------
    ENERGY-0.96%
    Duke Capital
     4.331% 11/16/06.........................      165,000        167,145
     5.668% 8/15/14..........................      415,000        429,010
  # Enterprise Products Operating 144A
     4.00% 10/15/07..........................      430,000        429,230
     4.625% 10/15/09.........................      360,000        359,817
    Halliburton
     5.50% 10/15/10..........................    1,260,000      1,328,769
    Kinder Morgan Energy Partners
     8.00% 3/15/05...........................      125,000        126,170
    PC Financial Partnership
     5.00% 11/15/14..........................      625,000        623,901
    Pemex Project Funding Master
     6.125% 8/15/08..........................      380,000        403,750
    Tesoro Petroleum
     8.00% 4/15/08...........................      355,000        387,838
    USX
     9.125% 1/15/13..........................      325,000        413,023
    Valero Energy
     6.125% 4/15/07..........................      305,000        321,603
    Valero Logistics Operations
     6.05% 3/15/13...........................      565,000        597,618
                                                             ------------
                                                                5,587,874
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-0.82%
    Kraft Foods
     4.125% 11/12/09.........................      710,000        706,884
     5.25% 10/1/13...........................      345,000        355,573
     5.625% 11/1/11..........................      475,000        503,710
  # Miller Brewing 144A
     5.50% 8/15/13...........................    1,185,000      1,240,738
    Nabisco
     6.85% 6/15/05...........................      375,000        381,238
    Safeway
     6.15% 3/1/06............................      230,000        237,302
    Universal
     6.50% 2/15/06...........................      290,000        299,564
    UST
     6.625% 7/15/12..........................      705,000        788,390
     8.80% 3/15/05...........................      225,000        227,673
                                                             ------------
                                                                4,741,072
                                                             ------------

                                Managed Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS-0.63%
  # Amgen 144A
     4.00% 11/18/09..........................  $   195,000   $    194,608
    Boston Scientific
     5.45% 6/15/14...........................      350,000        364,266
    Caremark Rx
     7.375% 10/1/06..........................      240,000        254,400
    HCA
     5.50% 12/1/09...........................      370,000        370,514
    Medco Health Solutions
     7.25% 8/15/13...........................      995,000      1,114,868
    Schering-Plough
     6.75% 12/1/33...........................      630,000        711,546
  # Wellpoint 144A
     3.75% 12/14/07..........................      450,000        450,074
     4.25% 12/15/09..........................      210,000        210,132
                                                             ------------
                                                                3,670,408
                                                             ------------
    INSURANCE-0.53%
  # Farmers Insurance Exchange 144A
     6.00% 8/1/14............................      375,000        380,984
     8.625% 5/1/24...........................    1,125,000      1,330,367
    Marsh & McLennan
     5.375% 3/15/07..........................      580,000        591,903
 +# Nationwide Mutual Insurance 144A
     5.81% 12/15/24..........................      450,000        458,964
    Prudential Financial
     4.104% 11/15/06.........................      305,000        308,478
                                                             ------------
                                                                3,070,696
                                                             ------------
    LEISURE, LODGING & ENTERTAINMENT-0.05%
    MGM MIRAGE
     9.75% 6/1/07............................      260,000        289,900
                                                             ------------
                                                                  289,900
                                                             ------------
    METALS & MINING-0.01%
    Newmont Gold
     8.91% 1/5/09............................       79,587         85,377
                                                             ------------
                                                                   85,377
                                                             ------------
    MISCELLANEOUS-0.15%
    General Electric
     5.00% 2/1/13............................      840,000        863,235
                                                             ------------
                                                                  863,235
                                                             ------------
    REAL ESTATE-0.08%
    Developers Diversified Realty
     4.625% 8/1/10...........................      445,000        442,155
                                                             ------------
                                                                  442,155
                                                             ------------
    RETAIL-0.57%
    CVS
     4.00% 9/15/09...........................      440,000        438,396
    Kohl's
     7.25% 6/1/29............................      355,000        425,684
    Lowe's
     7.50% 12/15/05..........................      755,000        786,199

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    RETAIL (CONTINUED)
    May Department Stores
     3.95% 7/15/07...........................  $   620,000   $    621,418
    Michaels Stores
     9.25% 7/1/09............................      315,000        339,120
    Wendy's International
     6.35% 12/15/05..........................      665,000        682,087
                                                             ------------
                                                                3,292,904
                                                             ------------
    TELECOMMUNICATIONS-1.66%
    AT&T
     9.05% 11/15/11..........................      345,000        398,906
     9.75% 11/15/31..........................      710,000        851,113
    BellSouth
     4.20% 9/15/09...........................      555,000        557,037
     4.75% 11/15/12..........................      400,000        403,111
    Citizens Communications
     7.60% 6/1/06............................      375,000        398,438
     9.25% 5/15/11...........................      330,000        387,750
    MCI
     6.908% 5/1/07...........................      200,000        205,250
     7.688% 5/1/09...........................      690,000        715,875
    Motorola
     4.608% 11/16/07.........................      730,000        744,907
    SBC Communications
     4.125% 9/15/09..........................      525,000        524,596
     5.10% 9/15/14...........................      740,000        748,297
     6.15% 9/15/34...........................      645,000        666,571
    Sprint Capital
     4.78% 8/17/06...........................      305,000        310,966
     6.375% 5/1/09...........................      255,000        277,200
     7.625% 1/30/11..........................       75,000         87,186
     8.375% 3/15/12..........................      495,000        603,824
     8.75% 3/15/32...........................      755,000      1,008,989
    Verizon Wireless
     5.375% 12/15/06.........................      730,000        756,486
                                                             ------------
                                                                9,646,502
                                                             ------------
    TEXTILES, APPAREL & FURNITURE-0.05%
  # Jones Apparel 144A
     4.25% 11/15/09..........................      270,000        269,346
                                                             ------------
                                                                  269,346
                                                             ------------
    TRANSPORTATION & SHIPPING-0.28%
    American Airlines
     6.817% 5/23/11..........................      790,000        746,262
    Continental Airlines
     6.503% 6/15/11..........................      605,000        593,481
     7.033% 6/15/11..........................      267,742        220,370
    Delta Air Lines
     7.299% 9/18/06..........................        7,000          5,476
  # Delta Air Lines 144A
     9.50% 11/18/08..........................       73,000         68,073
                                                             ------------
                                                                1,633,662
                                                             ------------

                                Managed Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    UTILITIES-1.43%
    Atmos Energy
    +2.465% 10/15/07.........................  $   485,000   $    485,199
     4.00% 10/15/09..........................      415,000        410,676
    Avista
     7.75% 1/1/07............................      380,000        407,969
     9.75% 6/1/08............................      315,000        366,805
  + Avista Capital Trust II
     6.50% 4/1/34............................      140,000        143,150
    Avista Corporate
     5.45% 12/1/19...........................      270,000        269,657
    Boston Gas
     8.87% 1/5/05............................      350,000        350,000
    Detroit Edison
     5.05% 10/1/05...........................      680,000        690,511
    Dominion Resources
     7.195% 9/15/14..........................      335,000        387,787
    FPL Group Capital
     4.086% 2/16/07..........................      640,000        647,106
  # Power Contract Financing 144A
     5.20% 2/1/06............................      452,193        456,512
     6.256% 2/1/10...........................      745,000        780,570
    PSE&G Energy Holdings
     7.75% 4/16/07...........................      190,000        201,875
    Southern California Edison
     5.75% 4/1/35............................      440,000        452,849
    Southern Capital Funding
     5.30% 2/1/07............................      265,000        277,226
    TECO Energy
     7.20% 5/1/11............................       35,000         38,500
    TNP Enterprises
     10.25% 4/1/10...........................      140,000        150,150
  # TXU 144A
     4.80% 11/15/09..........................      765,000        767,193
    TXU Electric Delivery
     7.00% 5/1/32............................      210,000        243,066
    TXU Energy
     7.00% 3/15/13...........................      335,000        374,737
  # Williams Gas Pipelines Central 144A
     7.375% 11/15/06.........................      380,000        404,700
                                                             ------------
                                                                8,306,238
                                                             ------------
    TOTAL CORPORATE BONDS (COST
     $66,096,825)............................                  68,369,287
                                                             ------------
    U.S. TREASURY OBLIGATIONS-4.32%
    U.S. Treasury Bonds
     4.25% 11/15/14..........................   11,725,000     11,759,355
     5.375% 2/15/31..........................    4,400,000      4,759,220
    U.S. Treasury Inflation Index Notes
     0.875% 4/15/10..........................    1,234,200      1,222,581
     2.00% 1/15/14...........................    2,742,562      2,839,410
     2.00% 7/15/14...........................    1,442,927      1,489,146
     2.375% 1/15/25..........................    1,002,454      1,072,274
     3.00% 7/15/12...........................      721,861        805,749

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    U.S. TREASURY OBLIGATIONS (CONTINUED)
    U.S. Treasury Notes
     2.50% 10/31/06..........................  $   710,000   $    703,594
     3.50% 12/15/09..........................      480,000        477,825
                                                             ------------
    TOTAL U.S. TREASURY OBLIGATIONS (COST
     $24,635,189)............................                  25,129,154
                                                             ------------
    NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-2.62%
    Bank of America Alternative Loan Trust
     Series 2003-10 2A1
     6.00% 12/25/33..........................      636,751        654,261
     Series 2004-2 1A1
     6.00% 3/25/34...........................      567,441        582,691
     Series 2004-10 1CB1
     6.00% 11/25/34..........................       49,058         50,629
     Series 2004-11 1CB1
     6.00% 12/25/34..........................      803,697        829,472
    Bank of America Funding
     Series 2004-3 2A2
     5.00% 9/25/19...........................      555,591        565,047
    Bank of America Mortgage Securities
     Series 2003-D 1A2
     3.428% 5/25/33..........................       35,158         35,124
     Series 2003-I 2A4
     3.828% 10/25/33.........................      545,000        543,117
     Series 2004-10 2A1
     5.00% 12/25/19..........................      517,910        524,553
    +Series 2004-A 1A1
     3.481% 2/25/34..........................      344,285        342,109
    +Series 2004-E 1A1
     3.533% 6/25/34..........................      102,264        101,507
     Series 2004-G 2A6
     4.657% 8/25/34..........................      505,000        512,453
     Series 2004-L 4A1
     5.18% 1/25/35...........................      795,000        804,540
    Countrywide Home Loan Mortgage Pass
     Through Trust
     Series 2003-56 3A7B
     4.71% 12/25/33..........................      600,000        605,278
    Credit Suisse First Boston Mortgage
     Securities Series 2004-1 3A1
     7.00% 2/25/34...........................      240,321        249,544
    Deutsche Mortgage Securities
     Series 2004-4 1A2
     4.01% 4/25/34...........................      370,000        370,058
    First Horizon Asset Securities
     Series 2003-5 1A17
     8.00% 7/25/33...........................      198,979        211,979
    +Series 2004-AR5 4A1
     5.68% 10/25/34..........................      483,715        497,162

                                Managed Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  # GSMPS Mortgage Loan Trust 144A
     Series 1998-3 A 144A
     7.75% 9/19/27...........................  $   196,920   $    211,667
     Series 1999-3 A 144A
     8.00% 8/19/29...........................      347,996        375,107
  + MASTR Adjustable Rate Mortgages Trust
     Series 2003-6 1A2
     2.998% 12/25/33.........................      530,000        525,223
    MASTR Alternative Loans Trust
     Series 2003-9 1A1
     5.50% 12/25/18..........................      610,408        626,690
     8.00% 9/25/33...........................      182,600        191,271
    Morgan Stanley Mortgage Loan Trust
     Series 2004-9 5A
     5.00% 11/25/19..........................      317,412        318,353
    Nomura Asset Acceptance
     Series 2004-AP1 A2
     3.238% 3/25/34..........................      730,000        726,686
     Series 2004-AP2 A2
     4.099% 7/25/34..........................      430,000        429,574
    Structured Adjustable Rate Mortgage Loan
     Trust
     Series 2004-18 5A
     5.50% 12/25/34..........................      382,323        389,014
  + Structured Asset Securities
     Series 2002-22H 1A
     6.999% 11/25/32.........................      137,372        141,719
    Washington Mutual
    +Series 2002-AR16 A
     4.016% 12/25/32.........................      397,843        398,601
     Series 2003-AR4 A7
     3.95% 5/25/33...........................      270,730        270,320
    +Series 2003-AR9 1A7
     4.061% 9/25/33..........................      394,545        391,555
     Series 2004-CB3 4A
     6.00% 10/25/19..........................      791,168        824,793
    Wells Fargo Mortgage Backed Securities
     Trust
     Series 2003-K 2A5
     4.521% 11/25/33.........................      435,000        420,876
    +Series 2003-M A1
     4.74% 12/25/33..........................      709,593        702,941
     Series 2004-DD 2A3
     4.548% 1/25/35..........................      415,000        415,908
    +Series 2004-I 1A1
     3.393% 7/25/34..........................      413,764        412,616
                                                             ------------
    TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS (COST $15,257,406)..........                  15,252,438
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
  *COMMERCIAL PAPER-2.54%
    ING US Funding
     2.343% 1/19/05..........................  $ 1,600,000   $  1,598,128
    Starbird Funding
     2.21% 1/3/05............................    7,700,000      7,699,042
    Three Pillars Funding
     2.352% 1/10/05..........................    5,504,000      5,500,766
                                                             ------------
    TOTAL COMMERCIAL PAPER (COST
     $14,797,936)............................                  14,797,936
                                                             ------------
    FOREIGN BONDS-1.63%
    AUSTRALIA-0.02%
  # SingTel Optus Finance Property 144A
     8.125% 6/15/09..........................      120,000        137,670
                                                             ------------
                                                                  137,670
                                                             ------------
    BERMUDA-0.24%
    Intelsat
     6.50% 11/1/13...........................      305,000        278,001
 +# Oil Insurance 144A
     5.15% 8/15/33...........................    1,120,000      1,131,613
                                                             ------------
                                                                1,409,614
                                                             ------------
    CANADA-0.34%
    Barrick Gold Finance
     7.50% 5/1/07............................      460,000        498,795
  # Canadian Oil Sands 144A
     4.80% 8/10/09...........................      380,000        383,854
    Hydro Quebec
     6.30% 5/11/11...........................      655,000        731,237
    Thomson
     5.75% 2/1/08............................      365,000        384,674
                                                             ------------
                                                                1,998,560
                                                             ------------
    CAYMAN ISLANDS-0.41%
P++# Juniper CBO
     Series 1999-1A A1 CBO 144A
     6.83% 4/15/11...........................      603,237        617,847
  # Mizuho Finance Group 144A
     5.79% 4/15/14...........................      785,000        826,045
  # Sail Net Interest Margin Notes 144A
     Series 2003-10A A
     7.50% 10/27/33..........................       59,159         59,676
  # STRIPs III
     Series 2003-1A 144A
     3.308% 3/24/18..........................      889,536        872,458
                                                             ------------
                                                                2,376,026
                                                             ------------
    CHILE-0.12%
  # Banco Santander 144A
    +2.80% 12/9/09...........................      290,000        290,705
     5.375% 12/9/14..........................      375,000        382,149
                                                             ------------
                                                                  672,854
                                                             ------------

                                Managed Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    FOREIGN BONDS (CONTINUED)
    LUXEMBOURG-0.05%
  # Telecom Italia Capital 144A
     4.00% 1/15/10...........................  $   305,000   $    299,385
                                                             ------------
                                                                  299,385
                                                             ------------
    MEXICO-0.27%
  # America Movil 144A
     5.75% 1/15/15...........................      405,000        405,089
    Telefonos de Mexico
     4.50% 11/19/08..........................      980,000        988,980
     8.25% 1/26/06...........................      150,000        157,851
                                                             ------------
                                                                1,551,920
                                                             ------------
    NETHERLANDS-0.12%
    Telefonica Europe
     7.35% 9/15/05...........................      165,000        169,911
  # Turanalem Finance BV Btas 144A
     7.875% 6/2/10...........................      500,000        502,500
                                                             ------------
                                                                  672,411
                                                             ------------
    SWEDEN-0.06%
 +# Skandinaviska Enskilda 144A
     8.125% 9/29/49..........................      350,000        375,476
                                                             ------------
                                                                  375,476
                                                             ------------
    TOTAL FOREIGN BONDS (COST $9,474,564)....                   9,493,916
                                                             ------------
    NON-AGENCY ASSET-BACKED SECURITIES-1.70%
P++# Alliance Capital Funding
     Series 1 A3 CBO 144A
     5.84% 2/15/10...........................      189,852        192,699
    American Express Credit Account Master
     Trust
     Series 2004-3 A
     4.35% 12/15/11..........................      510,000        518,388
    AmeriCredit Automobile Receivables Trust
     Series 2001-C A4
     5.01% 7/14/08...........................      571,024        577,903
P#+++ ARES Leveraged Fund II CBO 144A
     6.80% 10/31/05..........................      750,000        750,000
    Capital One Master Trust
     Series 2002-4A A
     4.90% 3/15/10...........................      590,000        609,030
    Capital One Multi-Asset Execution Trust
     Series 2003-C2
     4.32% 4/15/09...........................      265,000        267,685
  # Cendant Timeshare Receivables Funding
     2004-1A A1 144A
     3.67% 5/20/16...........................      346,803        344,961
    Citibank Credit Card Issuance Trust
     Series 2003-A7 A7
     4.15% 7/7/17............................      370,000        353,736
     Series 2004-A4
     3.20% 8/24/09...........................      345,000        341,718
    Countrywide Asset-Backed Certificates
     Series 2004-9 AF2
     3.337% 9/25/23..........................      410,000        407,010

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    NON-AGENCY ASSET-BACKED SECURITIES (CONTINUED)
    #Series 2004-BC1N 144A
     5.50% 4/25/35...........................  $   159,292   $    159,093
     Series 2004-S1 A2
     3.872% 3/25/20..........................      415,000        414,092
  # GSAA Trust 2004-4N Note 144A
     6.25% 5/25/34...........................      247,862        247,629
  # Home Equity Asset Trust 144A
     Series 2003-5N A
     7.50% 1/27/34...........................       58,975         59,270
     Series 2003-7N A
     5.25% 4/27/34...........................      163,720        163,822
    Honda Automobile Receivables Owners Trust
     Series 2004-2 A4
     3.81% 10/15/09..........................      520,000        522,502
P++# Magnetite Asset Investor
     Series 2003 C1 144A
     8.786% 1/31/08..........................      250,000        257,200
    Mid-State Trust
     Series 11 A1
     4.864% 7/15/38..........................      192,197        188,405
     Series 2004-1 A
     6.005% 8/15/37..........................      130,411        132,868
    Renaissance Home Equity Loan Trust
     Series 2004-4 AF2
     3.856% 2/25/35..........................      455,000        455,000
    Residential Asset Mortgage Products
     Series 2004-RZ2 AI3
     4.30% 1/25/31...........................      345,000        347,487
P++# RHYNO CBO Delaware
     Series 1997-1 A2 144A
     6.33% 9/15/09...........................      576,386        586,562
P++# Sankaty Market Value
     Series 3 B1 144A CDO
     7.379% 4/30/09..........................      350,000        361,515
  # Sharp 144A
     Series 2003-HE1N
     6.90% 11/25/33..........................      104,728        105,047
     Series 2004-2N
     7.00% 1/25/34...........................      182,271        182,271
  # Sierra Receivables Funding Company 144A
     Series 2003-1A
     3.09% 1/15/14...........................      199,534        196,469
     Series 2003-2A A1
     3.03% 12/15/15..........................      283,390        280,915
    Structured Asset Securities
     Series 2001-SB1 A2
     3.375% 8/25/31..........................      404,852        384,238
    WFS Financial Owner Trust
     Series 2002-2 A4
     4.50% 2/20/10...........................      435,000        440,588
                                                             ------------
    TOTAL NON-AGENCY ASSET-BACKED SECURITIES
     (COST $9,836,371).......................                   9,848,103
                                                             ------------

                                Managed Fund- 13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    AGENCY MORTGAGE-BACKED SECURITIES-1.47%
    Fannie Mae
     5.73% 12/1/08...........................  $   349,750   $    370,407
    Fannie Mae 15 yr TBA
     5.00% 1/1/20............................      310,000        314,941
    Fannie Mae Balloon 7 yr
     4.50% 11/1/10...........................      607,339        611,704
    Fannie Mae Relocation 30 yr
     5.00% 1/1/34............................      353,839        354,392
    Fannie Mae S.F. 15 yr
     4.50% 7/1/19............................      479,451        478,402
     6.00% 4/1/17............................      376,344        394,691
     6.50% 3/1/17............................       91,366         96,934
    Fannie Mae S.F. 30 yr
     5.00% 3/1/34............................    1,156,163      1,149,659
     5.50% 3/1/29............................      650,716        663,120
     5.50% 4/1/29............................      932,197        949,967
     7.50% 6/1/31............................      363,427        389,548
    Fannie Mae TBA
     6.50% 1/1/35............................      190,000        199,263
  + Freddie Mac ARM
     3.731% 4/1/34...........................      474,195        477,307
    Freddie Mac Relocation 30 yr
     5.00% 9/1/33............................      729,714        733,135
    Freddie Mac S.F. 30 yr
     7.00% 11/1/33...........................       23,172         24,562
    GNMA S.F. 30 yr
     7.50% 1/15/32...........................       69,033         74,167
    GNMA S.F. 30 yr TBA
     5.00% 1/1/35............................    1,285,000      1,285,000
                                                             ------------
    TOTAL AGENCY MORTGAGE-BACKED SECURITIES
     (COST $8,480,213).......................                   8,567,199
                                                             ------------
    MUNICIPAL BONDS-1.32%
    California State
     5.00% 2/1/33............................      265,000        268,962
    California State Economic Recovery
     5.00% 7/1/06............................      255,000        265,498
     5.25% 7/1/13............................      235,000        265,472
    Colorado Department of Transportation
     Revenue
     5.00% 12/15/13 (FGIC)...................    1,055,000      1,176,430
    Forsyth, Montana Pollution Control
     Revenue (Portland General Project)
     Series A
     5.20% 5/1/33............................      405,000        430,313
    Fulton County, Georgia Water & Sewer
     Revenue
     5.25% 1/1/35 (FGIC).....................      695,000        737,027
    Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue
     Series B
     5.50% 6/1/43............................      300,000        314,070

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    MUNICIPAL BONDS (CONTINUED)
    Illinois State Taxable Pension
     5.10% 6/1/33............................  $   420,000   $    406,400
    Metropolitan Washington District of
     Columbia Airport Authority
     5.00% 10/1/34 (FSA) (AMT)...............      400,000        403,288
    New Jersey Economic Development Cigarette
     Tax
     5.75% 6/15/29...........................      320,000        335,808
    New York State Sales Tax Asset
     Receivables
     5.25% 10/15/27 (AMBAC)..................      420,000        452,101
    New York State Urban Development
     Corporate
     5.25% 3/15/34 (FGIC)....................      310,000        329,050
    Oregon State Taxable Pension
     5.892% 6/1/27...........................      485,000        524,047
    Puerto Rico Public Buildings Authority
     Revenue (Government Facilities)
     Series I
     5.25% 7/1/33............................      725,000        759,234
    West Virginia Economic Development
     Authority
     5.37% 7/1/20 (MBIA).....................      145,000        148,940
     6.07% 7/1/26............................      530,000        562,219
    Wisconsin State General Taxable Revenue
     Series A
     5.70% 5/1/26 (FSA)......................      305,000        321,455
                                                             ------------
    TOTAL MUNICIPAL BONDS (COST $7,445,705)..                   7,700,314
                                                             ------------
    COMMERCIAL MORTGAGE-BACKED SECURITIES-0.94%
    Bank of America Commercial Mortgage
     Series 2004-2 A2
     3.52% 11/10/38..........................      340,000        333,665
     Series 2004-5 A3
     4.561% 11/10/41.........................      330,000        331,311
     Series 2004-5 E
     5.24% 11/10/41..........................      170,000        171,273
     Series 2004-6 A5
     4.811% 12/10/42.........................      965,000        962,890
    First Union-Lehman Brothers-Bank of
     America
     Series 1998-C2 A2
     6.56% 11/18/35..........................      625,000        671,960
  # Global Signal Trust
     Series 2004-2A A 144A
     4.232% 12/15/14.........................      395,000        392,593
    GMAC Commercial Mortgage Securities
     Series 1998-C2 A2
     6.42% 5/15/35...........................      305,000        327,797
  # Hilton Hotel
     Series 2000 HLTA A1 144A
     7.055% 10/3/15..........................      181,067        198,038

                                Managed Fund- 14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
    J.P. Morgan Chase Commercial Mortgage
     Securities
     Series 2002-C1 A3
     5.376% 7/12/37..........................  $   310,000   $    325,016
     Series 2003-C1 A2
     4.985% 1/12/37..........................      340,000        347,619
    Merrill Lynch Mortgage Trust
    #Series 2002-MW1 J 144A
     5.695% 7/12/34..........................      275,000        268,487
     Series 2004-BPC1 A3
     4.467% 10/12/41.........................      225,000        224,463
     Series 2004-BPC1 A5
     4.855% 10/12/41.........................      410,000        410,708
    Nomura Asset Securities
     Series 1998-D6 A1B
     6.59% 3/15/30...........................      460,000        497,564
                                                             ------------
    TOTAL COMMERCIAL MORTGAGE-BACKED
     SECURITIES (COST $5,452,907)............                   5,463,384
                                                             ------------
    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.79%
    Fannie Mae
     Series 2004-87 UD
     4.75% 11/25/30..........................      350,000        346,728
    Fannie Mae Grantor Trust
     Series 2001-T8 A2
     9.50% 7/25/41...........................      280,292        313,013
    Fannie Mae Whole Loan
     Series 2004-W9 2A1
     6.50% 2/25/44...........................      573,877        600,060
    Freddie Mac
     Series 2727 PM
     4.50% 1/15/34...........................      630,000        572,018
     Series 2777 DE
     4.00% 3/15/29...........................      315,000        304,130
     Series 2836 HQ
     4.75% 5/15/29...........................      535,000        532,465
     Series 2889 OE
     5.00% 1/15/30...........................      500,000        503,835
    Freddie Mac Structured Pass Through
     Securities
     Series T-58 2A
     6.50% 9/25/43...........................      449,312        470,261
    GNMA
     Series 2002-61 BA
     4.648% 3/16/26..........................      460,000        469,401
     Series 2002-62 B
     4.763% 1/16/25..........................      460,000        470,404
                                                             ------------
    TOTAL AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS (COST $4,579,442)...........                   4,582,315
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    AGENCY OBLIGATIONS-0.59%
    Fannie Mae
     2.625% 1/19/07..........................  $ 1,075,000   $  1,061,974
  *  5.837% 10/9/19..........................      675,000        300,729
    Federal Home Loan Bank
     3.875% 8/22/08..........................    1,020,000      1,021,555
  * Financing Corp Fico Strips PRN 2
     5.03% 11/30/17..........................      980,000        514,824
  * Financing Corp Fico Strips PRN 10
     5.03% 11/30/17..........................      590,000        309,945
    Freddie Mac
     1.875% 2/15/06..........................       70,000         69,129
     3.75% 8/3/07............................      155,000        155,232
                                                             ------------
    TOTAL AGENCY OBLIGATIONS (COST
     $3,446,831).............................                   3,433,388
                                                             ------------
                                                NUMBER OF
                                                 SHARES
    PREFERRED STOCK-0.18%
  # Centaur Funding 144A
     9.08%...................................          800      1,055,750
                                                             ------------
    TOTAL PREFERRED STOCK
     (COST $1,009,596).......................                   1,055,750
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
    AGENCY ASSET-BACKED SECURITIES-0.14%
    Fannie Mae Grantor Trust
     Series 2004-T4 A2
     3.93% 2/25/20...........................  $   415,000        415,453
     Series 2004-T4 A3
     4.42% 8/25/24...........................      410,000        412,472
                                                             ------------
    TOTAL AGENCY ASSET-BACKED SECURITIES
     (COST $827,102).........................                     827,925
                                                             ------------
                                                NUMBER OF
                                                 SHARES
    WARRANT-0.00%
 +# Solutia 144A, exercise price $7.59,
     expiration date 7/15/09.................        1,465             15
                                                             ------------
    TOTAL WARRANT
     (COST $124,625).........................                          15
                                                             ------------

                                Managed Fund- 15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.94% (COST
 $469,399,886)..............................................  $581,170,104
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.06%@......       359,687
                                                              ------------
NET ASSETS APPLICABLE TO 37,783,222 SHARES
 OUTSTANDING-100.00%........................................  $581,529,791
                                                              ============
NET ASSET VALUE-MANAGED FUND STANDARD CLASS
 ($581,332,692 / 37,770,412 SHARES).........................       $15.391
                                                                   =======
NET ASSET VALUE-MANAGED FUND SERVICE CLASS
 ($197,099 / 12,810 SHARES).................................       $15.386
                                                                   =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $514,024,006
Undistributed net investment income.........................     2,416,208
Accumulated net realized loss on investments................   (46,183,245)
Net unrealized appreciation of investments..................   111,272,822
                                                              ------------
Total net assets............................................  $581,529,791
                                                              ============

------------------
#Securities exempt from registration under 144A of the Securities Act of 1933.
 See Note #7 in "Notes to Financial Statements."

+Variable Rate Notes. The interest rate shown is the rate at December 31, 2004.

*Zero coupon security. Rate disclosed is yield at time of purchase.

+Non-income producing security for the year ended December 31, 2004.

++The security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements." At December 31, 2004, six securities were fair valued which represented 0.48% of the Fund's net assets.

@Includes $1,026,200 cash pledged as collateral for financial futures contracts.

P Illiquid security. See Note #7 in "Notes to Financial Statements." At December
  31, 2004, 6 securities were deemed illiquid which represented 0.48% of the Fund's net assets.

ADR-American Depositary Receipts
AMBAC-Insured by the AMBAC Assurance Corporation
AMT-Subject to Alternative Minimum Tax
ARM-Adjustable Rate Mortgage
CBO-Collateralized Bond Obligation
CDO-Collateralized Debt Obligation
FGIC-Insured by the Financial Guaranty Insurance Company
FSA-Insured by Financial Security Assurance
GNMA-Government National Mortgage Association
MBIA-Insured by the Municipal Bond Insurance Association
SF-Single Family
TBA-To Be Announced
yr-Year

FINANCIAL FUTURES CONTRACTS(1)

Financial futures contracts open at December 31, 2004 were as follows:

                                     NOTIONAL      NOTIONAL     EXPIRATION    UNREALIZED
CONTRACTS TO SELL                      COST          VALUE         DATE      DEPRECIATION
-----------------                   -----------   -----------   ----------   ------------
55 Russell 2000...................  $17,514,475   $17,983,625   March 2005    $(469,150)
10 U.S. Treasury 10 year notes....    1,116,512     1,119,375   March 2005       (2,863)
29 U.S. Treasury Long Bond........    3,237,117     3,262,500   March 2005      (25,383)
                                                                             ------------
                                                                              $(497,396)
                                                                             ============

(1)See Note #6 in "Notes to Financial Statements."

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

                             See accompanying notes

                                Managed Fund- 16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Interest.................................................  $ 7,845,770
Dividends................................................    7,033,203
Foreign tax withheld.....................................         (189)
                                                           -----------
                                                            14,878,784
                                                           -----------
EXPENSES:
Management fees..........................................    2,284,518
Accounting and administration expenses...................      280,919
Reports and statements to shareholders...................      117,742
Custodian fees...........................................       33,100
Professional fees........................................       30,528
Trustees' fees...........................................        6,774
Distribution expenses-Service Class......................           74
Other....................................................       56,279
                                                           -----------
                                                             2,809,934
Less expense paid indirectly.............................       (3,384)
                                                           -----------
Total expenses...........................................    2,806,550
                                                           -----------
NET INVESTMENT INCOME....................................   12,072,234
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
 Investments.............................................   23,418,176
 Futures contracts.......................................   (2,664,729)
                                                           -----------
Net realized gain........................................   20,753,447
Net change in unrealized appreciation/depreciation of
 investments.............................................   21,454,266
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........   42,207,713
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $54,279,947
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                              12/31/04       12/31/03
                                            ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.....................  $ 12,072,234   $ 10,285,173
Net realized gain on investments..........    20,753,447     20,540,665
Net change in unrealized
 appreciation/depreciation of
 investments..............................    21,454,266     81,373,985
                                            ------------   ------------
Net increase in net assets
 resulting from operations................    54,279,947    112,199,823
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................   (12,262,075)   (11,662,562)
 Service Class............................        (1,455)            --
                                            ------------   ------------
                                             (12,263,530)   (11,662,562)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................    12,034,247      5,857,479
 Service Class............................       194,732             --
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................    12,262,075     11,662,562
 Service Class............................         1,265             --
                                            ------------   ------------
                                              24,492,319     17,520,041
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (72,246,929)   (55,609,650)
 Service Class............................        (6,282)            --
                                            ------------   ------------
                                             (72,253,211)   (55,609,650)
                                            ------------   ------------
Decrease in net assets derived from
 capital share transactions...............   (47,760,892)   (38,089,609)
                                            ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.....    (5,744,475)    62,447,652
NET ASSETS:
Beginning of year.........................   587,274,266    524,826,614
                                            ------------   ------------
End of year (including undistributed net
 investment income of $2,416,208 and
 $1,530,235, respectively)................  $581,529,791   $587,274,266
                                            ============   ============

                             See accompanying notes

                                Managed Fund- 17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            MANAGED FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/04        12/31/03(1)        12/31/02        12/31/01(2)        12/31/00
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............  $ 14.299         $ 11.881          $ 13.825         $ 16.918          $ 18.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3).........................     0.306            0.245             0.347            0.443             0.628
Net realized and unrealized gain (loss) on
 investments.....................................     1.108            2.458            (1.878)          (0.631)           (0.865)
                                                   --------         --------          --------         --------          --------
Total from investment operations.................     1.414            2.703            (1.531)          (0.188)           (0.237)
                                                   --------         --------          --------         --------          --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................    (0.322)          (0.285)           (0.413)          (0.464)           (0.660)
Net realized gain on investments.................        --               --                --           (2.441)           (1.095)
                                                   --------         --------          --------         --------          --------
Total dividends and distributions................    (0.322)          (0.285)           (0.413)          (2.905)           (1.755)
                                                   --------         --------          --------         --------          --------

Net asset value, end of period...................  $ 15.391         $ 14.299          $ 11.881         $ 13.825          $ 16.918
                                                   ========         ========          ========         ========          ========

Total return(4)..................................    10.00%           22.90%           (11.08%)          (1.58%)           (1.41%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........  $581,333         $587,274          $524,827         $690,682          $759,875
Ratio of expenses to average net assets..........     0.49%            0.50%             0.47%            0.47%             0.44%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly.........     0.49%            0.50%             0.49%            0.47%             0.44%
Ratio of net investment income to average net
 assets..........................................     2.10%            1.90%             2.69%            2.93%             3.46%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly......................................     2.10%            1.90%             2.67%            2.93%             3.46%
Portfolio turnover...............................      145%             237%              318%             355%              110%

------------------
(1)Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(2)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                                Managed Fund- 18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                           MANAGED FUND SERVICE CLASS

                                                             5/19/04(1)
                                                                 TO
                                                              12/31/04
                                                             ----------
Net asset value, beginning of period.......................   $14.091

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...................................     0.171
Net realized and unrealized gain on investments............     1.391
                                                              -------
Total from investment operations...........................     1.562
                                                              -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................................    (0.267)
                                                              -------
Total dividends and distributions..........................    (0.267)
                                                              -------
Net asset value, end of period.............................   $15.386
                                                              =======

Total return(3)............................................    11.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................   $   197
Ratio of expenses to average net assets....................     0.74%
Ratio of net investment income to average net assets.......     1.91%
Portfolio turnover(4)......................................      145%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes

                                Managed Fund- 19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Managed Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class commenced operations on May 19, 2004. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked price will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $3,384. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC) an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $242,143.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $23,776.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance

                                Managed Fund- 20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $194,546
Accounting and Administration Fees Payable to DSC...........    40,180
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................        64

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $504,889,070 and sales of $508,599,156 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2004, the Fund made purchases of $282,888,644 and sales of $276,506,677 of long-term U.S. government securities.

At December 31, 2004, the cost of investments for federal income tax purposes was $476,204,193. At December 31, 2004, net unrealized appreciation was $104,965,911, of which $110,377,164 related to unrealized appreciation of investments and $5,411,253 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                             YEAR               YEAR
                                             ENDED              ENDED
                                           12/31/04           12/31/03
                                          -----------        -----------
Ordinary income.........................  $12,263,530        $11,662,562

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................  $514,024,006
Undistributed ordinary income...........................     2,416,208
Post-October losses.....................................       (23,678)
Capital loss carryforwards..............................   (39,852,656)
Unrealized appreciation of investments..................   104,965,911
                                                          ------------
Net assets..............................................  $581,529,791
                                                          ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydown gain (loss) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

                               ACCUMULATED
UNDISTRIBUTED NET           NET REALIZED GAIN
INVESTMENT INCOME                (LOSS)
-----------------           -----------------
   $1,077,269                  $(1,077,269)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $17,767,169 was utilized in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $39,852,656 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

                                Managed Fund- 21

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR*              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................     836,244           444,489
 Service Class.............................      13,144                 -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     833,724           863,234
 Service Class.............................          85                 -
                                             ----------        ----------
                                              1,683,197         1,307,723
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (4,971,922)       (4,409,484)
 Service Class.............................        (419)                -
                                             ----------        ----------
                                             (4,972,341)       (4,409,484)
                                             ----------        ----------
Net decrease...............................  (3,289,144)       (3,101,761)
                                             ==========        ==========

------------------
*Service Class shares commenced operations on May 19, 2004.

6. FUTURES CONTRACTS
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker. Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

7. CREDIT AND MARKET RISK
The Fund may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

8. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                                Managed Fund- 22

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
      -                       100%                     100%                    50%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                Managed Fund- 23

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Managed Fund

We have audited the accompanying statement of net assets of the Managed Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                                Managed Fund- 24

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                                Managed Fund- 25

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                                Managed Fund- 26

                               MONEY MARKET FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Money Market Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- MONEY MARKET FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:

                                                     [DELAWARE INVESTMENTS LOGO]
The Fund returned 0.9% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its style specific index, the Citigroup 90 day T-Bill Index*, returned 1.2%. The Fund's yield increased in the latter half of the year as lower yielding securities matured and were replaced with higher yielding instruments.

Short-term interest rates remained at 46 year lows for the first half of the year. After holding the Fed Funds target at 1.0% for twelve months, the lowest since 1958, the Federal Reserve Open Market Committee raised short-term interest rates 25 basis points at its June meeting. The rate increase was no surprise to the market. There had been some speculation that the rate hike might be 50 basis points. However, a lower than expected consumer price index excluding food and energy in May and a lower than expected non-farm payroll number in June suggested that the Fed could take a cautious approach to raising rates.
As was expected, the Fed continued to raise short-term interest rates during the third and fourth quarters to take away a portion of the "emergency" easing undertaken from late 2001 to 2003. Now with the economy showing some signs of strength and not wanting to be faced with inflation, the Fed has been raising short-term rates at what it calls a "measured" pace. The Fed Funds target ended the year at 2.25%, 125 basis points higher than where it began the year, but still at a level considered to be accommodative. It is expected that the Fed will continue to push short-term interest rates higher until a more neutral level is reached.

Jil Schoeff Lindholm

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                 MONEY MARKET FUND STANDARD
                                                                        CLASS SHARES              CITIGROUP 90 DAY T-BILL INDEX
                                                                 --------------------------       -----------------------------
12/31/94                                                                  10000                              10000
                                                                          10567                              10574
                                                                          11103                              11129
                                                                          11673                              11712
                                                                          12271                              12304
                                                                          12853                              12887
                                                                          13632                              13655
                                                                          14185                              14213
                                                                          14378                              14455
                                                                          14476                              14610
12/31/04                                                                  14603                              14791

This chart illustrates, hypothetically, that $10,000 was invested in the Money Market Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,603. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $14,791. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                         +0.88%
-------------------------------------------------------
Five Years                                       +2.59%
-------------------------------------------------------
Ten Years                                        +3.86%
-------------------------------------------------------

The Service Class shares total return was 0.63% for the year ended 12/31/04 and its average annual total return was 0.51% for the period from 5/15/03 (commencement of operations) to 12/31/04.

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The source of comparison data is the Federal Reserve statistical release.

                              Money Market Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,006.00      0.53%        $2.67
Service Class                 1,000.00     1,004.70      0.78%         3.93
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,022.47      0.53%        $2.69
Service Class                 1,000.00     1,021.22      0.78%         3.96
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

                              Money Market Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
DISCOUNT COMMERCIAL PAPER                                      72.72%
------------------------------------------------------------------------
FLOATING RATE NOTES                                             8.52%
------------------------------------------------------------------------
INTEREST BEARING CERTIFICATES OF DEPOSIT                       17.60%
------------------------------------------------------------------------
INTEREST BEARING LOAN PARTICIPATION                             0.85%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.69%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.31%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                              Money Market Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                                 PRINCIPAL       MARKET
                                                  AMOUNT          VALUE
    @DISCOUNT COMMERCIAL PAPER-72.72%
    American Honda Finance Corporate State
     2.327% 2/4/05............................  $ 4,300,000   $   4,290,578
    Barclays US Funding
     2.337% 2/2/05............................   13,000,000      12,973,076
    +Cafco
     2.369% 2/11/05...........................   17,000,000      16,954,308
    Columbia University Trustee
     2.348% 2/1/05............................    5,285,000       5,274,351
    +CRC Funding
     2.22% 1/3/05.............................    3,600,000       3,599,556
     2.369% 2/10/05...........................   17,000,000      16,955,422
    Credit Suisse First Boston
     2.061% 1/24/05...........................    2,000,000       1,997,381
    +Eiffel Funding
     2.071% 1/25/05...........................   11,000,000      10,984,893
     2.365% 1/20/05...........................    5,000,000       4,993,772
    General Electric Capital
     2.327% 2/3/05............................   17,000,000      16,963,847
    Goldman Sachs Group
     2.347% 1/28/05...........................   17,000,000      16,970,165
    ING Funding LLC
     2.336% 1/26/05...........................   17,000,000      16,972,492
    +Moat Funding
     2.04% 1/14/05............................    8,000,000       7,994,136
    Morgan Stanley
     2.345% 1/21/05...........................   17,000,000      16,977,899
    Nationwide Life Insurance
     2.279% 1/31/05...........................    3,500,000       3,493,379
    New York Life Capital
     2.317% 2/2/05............................   17,000,000      16,965,093
    +Sheffield Receivables
     2.335% 1/13/05...........................    2,000,000       1,998,447
     2.345% 1/19/05...........................   15,000,000      14,982,450
    +Starbird Funding
     2.357% 1/31/05...........................   17,000,000      16,966,708
    +Steamboat Funding
     2.34% 1/6/05.............................    5,900,000       5,898,083
    +Three Pillars Funding
     2.364% 1/26/05...........................   17,000,000      16,972,139
    UBS Finance Delaware
     2.23% 1/3/05.............................   10,000,000       9,998,761
    University of California
     2.327% 2/3/05............................    5,000,000       4,989,367
     2.338% 2/7/05............................   10,000,000       9,976,053
                                                              -------------
    TOTAL DISCOUNT COMMERCIAL PAPER
     (COST $256,142,356)......................                  256,142,356
                                                              -------------

                                                 PRINCIPAL       MARKET
                                                  AMOUNT          VALUE
    FLOATING RATE NOTES-8.52%
    Equitable Life Assurance Society
     2.433% 3/21/05...........................  $15,000,000   $  15,000,000
    Lehman Brothers Holdings
     2.38% 5/16/05............................   15,000,000      15,000,000
                                                              -------------
    TOTAL FLOATING RATE NOTES
     (COST $30,000,000).......................                   30,000,000
                                                              -------------
    INTEREST BEARING CERTIFICATES OF DEPOSIT-17.60%
    Bank of The West
     2.35% 2/4/05.............................   17,000,000      17,000,000
    First Tennessee Bank
     2.33% 1/20/05............................   17,000,000      17,000,000
    Wells Fargo Bank
     2.35% 1/25/05............................   13,000,000      13,000,000
    Wilmington Trust
     2.26% 2/7/05.............................   15,000,000      15,000,000
                                                              -------------
    TOTAL INTEREST BEARING
     CERTIFICATES OF DEPOSIT
     (COST $62,000,000).......................                   62,000,000
                                                              -------------
    INTEREST BEARING LOAN PARTICIPATION-0.85%
    United of Omaha Life Insurance
     2.30% 1/3/05.............................    3,000,000       3,000,000
                                                              -------------
    TOTAL INTEREST BEARING
     LOAN PARTICIPATION
     (COST $3,000,000)........................                    3,000,000
                                                              -------------

                              Money Market Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.69% (COST
 $351,142,356)#.............................................  $351,142,356
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.31%.......     1,095,165
                                                              ------------
NET ASSETS APPLICABLE TO 35,223,752 SHARES
 OUTSTANDING-100.00%........................................  $352,237,521
                                                              ============
NET ASSET VALUE-MONEY MARKET FUND STANDARD CLASS
 ($297,913,790 / 29,791,379 SHARES).........................       $10.000
                                                              ============
NET ASSET VALUE-MONEY MARKET FUND SERVICE CLASS
 ($54,323,731 / 5,432,373 SHARES)...........................       $10.000
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $352,237,521
                                                              ------------
Total net assets............................................  $352,237,521
                                                              ============

------------------
@The interest rate shown is the yield at the time of purchase.

+Asset-Backed Commercial Paper.

#Also the cost for federal income tax purposes.

                             See accompanying notes

                              Money Market Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Interest..................................................  $5,048,881
                                                            ----------
EXPENSES:
Management fees...........................................   1,597,795
Accounting and administration expenses....................     195,295
Distribution expenses-Service Class.......................      82,157
Reports and statements to shareholders....................      58,496
Professional fees.........................................      13,855
Custodian fees............................................      13,031
Trustees' fees............................................       6,774
Other.....................................................      22,956
                                                            ----------
                                                             1,990,359
Less expense paid indirectly..............................        (816)
                                                            ----------
Total expenses............................................   1,989,543
                                                            ----------
NET INVESTMENT INCOME.....................................   3,059,338
                                                            ----------
NET REALIZED GAIN ON INVESTMENTS..........................         164
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $3,059,502
                                                            ==========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                           12/31/04          12/31/03
                                        ---------------   ---------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income.................  $     3,059,338   $     3,067,574
Net realized gain on investments......              164             2,843
                                        ---------------   ---------------
Net increase in net assets resulting
 from operations......................        3,059,502         3,070,417
                                        ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.......................       (2,814,774)       (3,062,563)
 Service Class........................         (244,728)           (7,942)
                                        ---------------   ---------------
                                             (3,059,502)       (3,070,505)
                                        ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.......................      335,556,109     1,171,442,822
 Service Class........................      101,861,889        20,580,208
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class.......................        2,814,774         3,066,680
 Service Class........................          244,728             7,929
                                        ---------------   ---------------
                                            440,477,500     1,195,097,639
                                        ---------------   ---------------
Cost of shares repurchased:
 Standard Class.......................     (391,040,738)   (1,342,996,847)
 Service Class........................      (59,533,091)       (8,837,932)
                                        ---------------   ---------------
                                           (450,573,829)   (1,351,834,779)
                                        ---------------   ---------------
Decrease in net assets derived from
 capital share transactions...........      (10,096,329)     (156,737,140)
                                        ---------------   ---------------
NET DECREASE IN NET ASSETS............      (10,096,329)     (156,737,228)
NET ASSETS:
Beginning of year.....................      362,333,850       519,071,078
                                        ---------------   ---------------
End of year (there was no
 undistributed net investment income
 at either year end)..................  $   352,237,521   $   362,333,850
                                        ===============   ===============

                             See accompanying notes

                              Money Market Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               MONEY MARKET FUND STANDARD CLASS
                                                                                          YEAR ENDED
                                                              12/31/04      12/31/03(1)      12/31/02      12/31/01      12/31/00
                                                              -------------------------------------------------------------------
Net asset value, beginning of period........................  $ 10.000       $ 10.000        $ 10.003      $ 10.000      $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.087          0.068           0.136         0.397         0.590
                                                              --------       --------        --------      --------      --------
Total from investment operations............................     0.087          0.068           0.136         0.397         0.590
                                                              --------       --------        --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................    (0.087)        (0.068)         (0.139)       (0.394)       (0.590)
                                                              --------       --------        --------      --------      --------
Total dividends and distributions...........................    (0.087)        (0.068)         (0.139)       (0.394)       (0.590)
                                                              --------       --------        --------      --------      --------

Net asset value, end of period..............................  $ 10.000       $ 10.000        $ 10.000      $ 10.003      $ 10.000
                                                              ========       ========        ========      ========      ========

Total return(2).............................................     0.88%          0.68%           1.36%         4.06%         6.06%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................  $297,914       $350,584        $519,071      $430,205      $253,097
Ratio of expenses to average net assets.....................     0.53%          0.52%           0.49%         0.54%         0.58%
Ratio of expenses to average net assets prior to fees waived
 and expense paid indirectly................................     0.53%          0.52%           0.51%         0.54%         0.58%
Ratio of net investment income to average net assets........     0.87%          0.69%           1.35%         3.75%         5.91%
Ratio of net investment income to average net assets prior
 to fees waived and expense paid indirectly.................     0.87%          0.69%           1.33%         3.75%         5.91%

------------------
(1)Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(2)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                              Money Market Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                            MONEY MARKET FUND SERVICE CLASS

                                                                YEAR           5/15/03(1)
                                                               ENDED               TO
                                                              12/31/04          12/31/03
                                                             ----------        ----------
Net asset value, beginning of period.......................   $10.000           $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................     0.062             0.021
                                                              -------           -------
Total from investment operations...........................     0.062             0.021
                                                              -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................................    (0.062)           (0.021)
                                                              -------           -------
Total dividends and distributions..........................    (0.062)           (0.021)
                                                              -------           -------
Net asset value, end of period.............................   $10.000           $10.000
                                                              =======           =======

Total return(2)............................................     0.63%             0.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................   $54,324           $11,750
Ratio of expenses to average net assets....................     0.78%             0.78%
Ratio of net investment income to average net assets.......     0.62%             0.34%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                              Money Market Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Money Market Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income while providing stability of net asset value and preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004, were $816. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $161,930.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $18,365.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $131,469
Accounting and Administration Fees Payable to DSC...........    26,448
Administration Fees Payable to Lincoln Life.................     3,241
Distribution Fees Payable to the Companies..................    30,052

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

                              Money Market Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/04          12/31/03
                                            ----------        ----------
Ordinary income...........................  $3,059,502        $3,070,505

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of gain (loss) on investment transactions and distributions. Results of operations and net assets were not affected by these reclassifications.

                                                            ACCUMULATED
                                   UNDISTRIBUTED NET        NET REALIZED
                                   INVESTMENT INCOME        GAIN (LOSS)
                                   -----------------        ------------
                                         $164                  $(164)

4. CAPITAL SHARES
Transactions in capital shares were as follows:

                                             YEAR                YEAR
                                             ENDED              ENDED
                                           12/31/04            12/31/03
                                          -----------        ------------
Shares sold:
 Standard Class.........................   33,555,612         117,144,273
 Service Class..........................   10,186,189           2,058,021
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class.........................      281,477             306,668
 Service Class..........................       24,473                 793
                                          -----------        ------------
                                           44,047,751         119,509,755
                                          -----------        ------------
Shares repurchased:
 Standard Class.........................  (39,104,074)       (134,299,685)
 Service Class..........................   (5,953,310)           (883,793)
                                          -----------        ------------
                                          (45,057,384)       (135,183,478)
                                          -----------        ------------
Net decrease............................   (1,009,633)        (15,673,723)
                                          ===========        ============

5. CREDIT RISK
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 93.94% of net assets at December 31, 2004. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

6. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

                             Money Market Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)
-------------           ---------------           -------------
      -                       100%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

                             Money Market Fund- 11

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Money Market Fund

We have audited the accompanying statement of net assets of the Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                             Money Market Fund- 12

OFFICER/TRUSTEE INFORMATION

                         POSITION(S)      TERM OF OFFICE
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH         THE TRUST       TIME SERVED(2)                    DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)  Chairman,         Chairman since    Vice President, The Lincoln National Life Insurance Company.
1300 S. Clinton        President and     August 1995;      Executive Vice President, Lincoln Retirement Services
Street                 Trustee           President and     Company, LLC; Second Vice President, Lincoln Life & Annuity
Fort Wayne, IN 46802                     Trustee since     Company of New York
DOB: 07/25/52                            November 1994
Janet C. Chrzan(1)     Advisory Trustee  Advisory Trustee  Vice President, The Lincoln National Life Insurance Company;
1300 S. Clinton                          since May 2004;   formerly Chief Financial Officer and Director of The Lincoln
Street                                   and formerly      National Life Insurance Company; Vice President and
Fort Wayne, IN 46802                     Trustee since     Treasurer, Lincoln National Corporation (insurance holding
DOB: 10/14/48                            August 2003       company); Chief Financial Officer and Second Vice President,
                                                           Lincoln Life & Annuity Company of New York; Treasurer and
                                                           Assistant Secretary, Lincoln Financial Group Foundation,
                                                           Inc.
John B. Borsch, Jr.    Trustee           Trustee since     Retired; formerly Associate Vice President, Investments,
1300 S. Clinton                          December 1981     Northwestern University
Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby        Trustee           Trustee since     Vice President and Chief Financial Officer, DeSoto Memorial
1300 S. Clinton                          April 1992        Hospital; formerly Chief Financial Officer, Bascom Palmer
Street                                                     Eye Institute, University of Miami School of Medicine; Vice
Fort Wayne, IN 46802                                       President and Chief Financial Officer, St. Joseph Medical
DOB: 11/10/41                                              Center, Inc.
Kenneth G. Stella      Trustee           Trustee since     President, Indiana Hospital & Health Association
1300 S. Clinton                          February 1998
Street
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon          Advisory Trustee  Advisory Trustee  Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton                          since November    DePauw University
Street                                   2004
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley       Trustee           Trustee since     Director (Partner) Blue & Co., LLC
1300 S. Clinton                          August 2004
Street
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)    Second Vice       Second Vice       Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton        President and     President and     Life Insurance Company
Street                 Treasurer         Treasurer since
Fort Wayne, IN 46802                     May 2003
DOB: 12/06/50
Cynthia A. Rose(1)     Secretary         Secretary since   Assistant Secretary, Lincoln National Corporation
1300 S. Clinton                          February 1995
Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)  Chief Accounting  Chief Accounting  Director of Separate Accounts Financial Operations,
1300 S. Clinton        Officer           Officer since     Assistant Vice President, The Lincoln National Life
Street                                   November 2003     Insurance Company; formerly Director of Compliance and
Fort Wayne, IN 46802                                       Business Consulting, Lincoln National Reassurance Company
DOB: 07/04/59
Rise' C.M. Taylor(1)   Vice President    Vice President,   Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton        and Assistant     Assistant         Secretary, The Lincoln National Life Insurance Company;
Street                 Treasurer         Treasurer, and    Second Vice President and Assistant Treasurer, Lincoln Life
Fort Wayne, IN 46802                     Assistant         & Annuity Company of New York; formerly Investment Portfolio
DOB: 12/19/67                            Secretary since   Manager, Lincoln Investment Management
                                         August 2003

                        NUMBER OF
                        FUNDS IN
                          TRUST
                         COMPLEX
  NAME, ADDRESS AND    OVERSEEN BY  OTHER DIRECTORSHIPS
    DATE OF BIRTH        TRUSTEE      HELD BY TRUSTEE
---------------------  --------------------------------
Kelly D. Clevenger(1)      12       Lincoln Retirement
1300 S. Clinton                     Services Company,
Street                              LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)         12       The Administrative
1300 S. Clinton                     Management Group,
Street                              Inc.; Lincoln Life
Fort Wayne, IN 46802                Improved Housing,
DOB: 10/14/48                       Inc.
John B. Borsch, Jr.        12       N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby            12       N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella          12       First National Bank
1300 S. Clinton                     & Trust
Street
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon              12       N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley           12       Meridian Investment
1300 S. Clinton                     Advisors, Inc.;
Street                              Eureka College;
Fort Wayne, IN 46802                Indiana Health
DOB: 02/23/43                       Facility
Eldon J. Summers(1)        N/A      N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)         N/A      N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)      N/A      N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)       N/A      N/A
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 12/19/67

                             Money Market Fund- 13

                         POSITION(S)      TERM OF OFFICE
  NAME, ADDRESS AND       HELD WITH       AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH         THE TRUST       TIME SERVED(2)                    DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Therese M.             Chief Compliance  Chief Compliance  Vice President and Chief Compliance Officer, Lincoln
Obringer(1)            Officer           Officer since     National Corporation
1300 S. Clinton                          September 2004
Street
Fort Wayne, IN 46802
DOB: 01/30/51

                        NUMBER OF
                        FUNDS IN
                          TRUST
                         COMPLEX
  NAME, ADDRESS AND    OVERSEEN BY  OTHER DIRECTORSHIPS
    DATE OF BIRTH        TRUSTEE      HELD BY TRUSTEE
---------------------  --------------------------------
Therese M.                 N/A      N/A
Obringer(1)
1300 S. Clinton
Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                             Money Market Fund- 14

                             SOCIAL AWARENESS FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Social Awareness Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:

                                                     [DELAWARE INVESTMENTS LOGO]

The Fund returned 12.7% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its style specific benchmark, the Russell 1000 Index*, returned 11.4%.
The stock market turned in a strong performance for the year following a pattern that has now prevailed for more than five years. Small-cap stocks once again outperformed large-caps. Through mid-year, it appeared that high-quality stocks would reverse their long-lived underperformance versus lower quality names, but a strong rally by low quality stocks in the second half of 2004 caused them to outperform again. Energy and utility stocks were the best performing sectors in 2004, while consumer-related health care and technology issues trailed.

The Fund's performance exceeded that of its benchmark index for the year. Stock selection in the health care, finance and consumer staples sectors positively contributed to relative performance. The Fund's positive performance was offset by stock selection in the technology and capital goods sectors.
Despite the recent strong performance of the stock market, we still find it to be reasonably valued, especially relative to bonds. Continuation of good earnings momentum bodes well for stocks. We would not be surprised to see equity returns in 2005 similar to returns achieved in 2004, specifically a high single-digit to very low double-digit total return for the broad market. In contrast to 2004, when almost all of the market's positive return came from the final quarter, we believe that most of the positive returns in 2005 are more likely to be achieved in the early part of the year as momentum carries over from the end of last year. We also expect a continuation of the Fed's tightening policy for at least the first half of the year. As rates rise, we believe that equity investors will have to confront the likelihood of slowing profit growth and moderation of economic growth.

Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla

Growth of $10,000 invested 12/31/94 through 12/31/04
(GROWTH CHART)

                                                                   SOCIAL AWARENESS FUND
                                                                   STANDARD CLASS SHARES                RUSSELL 1000 INDEX
                                                                   ---------------------                ------------------
12/31/94                                                                   10000                               10000
                                                                           14283                               13777
                                                                           18417                               16869
                                                                           25328                               22412
                                                                           30366                               28468
                                                                           35055                               34421
                                                                           32134                               31740
                                                                           29082                               27788
                                                                           22643                               21771
                                                                           29857                               28279
12/31/04                                                                   33649                               31504

This chart illustrates, hypothetically, that $10,000 was invested in the Social Awareness Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $33,649. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $31,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +12.70%
-------------------------------------------------------
Five Years                                      - 0.81%
-------------------------------------------------------
Ten Years                                       +12.90%
-------------------------------------------------------

The Service Class shares total return was 12.42% for the year ended 12/31/04 and its average annual total return was 20.76% for the period from 5/15/03 (commencement of operations) to 12/31/04.

* Russell 1000 Index measures the performance of the largest 1,000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                            Social Awareness Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class.............  $1,000.00    $1,085.60      0.40%        $2.10
Service Class..............   1,000.00     1,084.20      0.65%         3.41
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class.............  $1,000.00    $1,023.13      0.40%        $2.03
Service Class..............   1,000.00     1,021.87      0.65%         3.30
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                            Social Awareness Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

SECTOR ALLOCATIONS
AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   98.18%
------------------------------------------------------------------------
Basic Materials                                                 3.56%
Business Services                                               0.80%
Capital Goods                                                   4.25%
Communication Services                                          1.80%
Consumer Discretionary                                          6.18%
Consumer Services                                               2.21%
Consumer Staples                                                7.16%
Credit Cyclicals                                                1.36%
Energy                                                          6.54%
Finance                                                        22.49%
Healthcare                                                     15.42%
Media                                                           5.01%
Real Estate                                                     1.39%
Technology                                                     17.28%
Transportation                                                  0.93%
Utilities                                                       1.80%
------------------------------------------------------------------------
DISCOUNT NOTES                                                  1.76%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.94%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.06%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                            Social Awareness Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS
December 31, 2004

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK-98.18%
    BASIC MATERIALS-3.56%
    Ecolab............................           261,600   $    9,190,008
    Lubrizol..........................            75,900        2,797,674
    Masco.............................            97,500        3,561,675
  + Pactiv............................           345,900        8,747,811
    Praxair...........................           183,000        8,079,450
    Sigma-Aldrich.....................           143,700        8,688,102
                                                           --------------
                                                               41,064,720
                                                           --------------
    BUSINESS SERVICES-0.80%
    Deluxe............................            89,800        3,352,234
    Pitney Bowes......................           126,700        5,863,676
                                                           --------------
                                                                9,215,910
                                                           --------------
    CAPITAL GOODS-4.25%
  + American Standard.................           218,400        9,024,288
    Emerson Electric..................           216,900       15,204,690
    Fluor.............................           115,200        6,279,552
    Johnson Controls..................           140,200        8,894,288
    Teleflex..........................           112,500        5,843,250
    York International................           108,600        3,751,044
                                                           --------------
                                                               48,997,112
                                                           --------------
    COMMUNICATION SERVICES-1.80%
    CenturyTel........................           119,900        4,252,853
    SBC Communications................           399,000       10,282,230
    Telefonos de Mexico ADR...........           162,500        6,227,000
                                                           --------------
                                                               20,762,083
                                                           --------------
    CONSUMER DISCRETIONARY-6.18%
    Best Buy..........................           115,900        6,886,778
  + Coach.............................           122,000        6,880,800
    Federated Department Stores.......            65,400        3,779,466
    Gap...............................           280,500        5,924,160
    Home Depot........................           374,200       15,993,308
  + Kohl's............................           133,700        6,574,029
    Limited Brands....................            52,584        1,210,484
    NIKE..............................            82,700        7,500,063
    Nordstrom.........................           147,600        6,897,348
    RadioShack........................           150,300        4,941,864
    Saks..............................           322,900        4,685,279
                                                           --------------
                                                               71,273,579
                                                           --------------
    CONSUMER SERVICES-2.21%
    Cendant...........................           233,900        5,468,582
    McDonald's........................           334,800       10,733,688
    Southwest Airlines................           132,800        2,161,984
    Yum Brands........................           150,500        7,100,590
                                                           --------------
                                                               25,464,844
                                                           --------------
    CONSUMER STAPLES-7.16%
    Clorox............................           177,200       10,442,396
    Coca-Cola Enterprises.............           226,200        4,716,270
    CVS...............................           202,300        9,117,661
  + Energizer Holdings................            92,200        4,581,418
    General Mills.....................            82,700        4,111,017
    Gillette..........................           328,800       14,723,664
    Heinz (H.J.)......................           156,200        6,090,238
    Kellogg...........................           194,100        8,668,506

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    CONSUMER STAPLES (CONTINUED)
    Pepsi Bottling Group..............           160,700   $    4,345,328
    Sara Lee..........................           261,800        6,319,852
    Walgreen..........................            73,700        2,827,869
    Wrigley (Wm) Jr. .................            96,000        6,642,240
                                                           --------------
                                                               82,586,459
                                                           --------------
    CREDIT CYCLICALS-1.36%
    KB Home...........................            92,400        9,646,560
    Magna International Class A.......            73,200        6,042,660
                                                           --------------
                                                               15,689,220
                                                           --------------
    ENERGY-6.54%
    Apache............................           218,024       11,025,474
    BJ Services.......................           156,000        7,260,240
    Burlington Resources..............           296,600       12,902,100
    EOG Resources.....................           187,500       13,380,000
  + Nabors Industries.................            85,900        4,405,811
  + National-Oilwell..................           124,000        4,375,960
  + Newfield Exploration..............           100,000        5,905,000
  + Noble.............................            93,400        4,645,716
    Noble Energy......................           127,200        7,843,152
    Patterson-UTI Energy..............           190,300        3,701,335
                                                           --------------
                                                               75,444,788
                                                           --------------
    FINANCE-22.49%
    Allstate..........................           127,900        6,614,988
    American Express..................           123,500        6,961,695
    American International Group......           228,550       15,008,879
    Bank of America...................           564,910       26,545,121
    Berkley (W.R.)....................           101,400        4,783,038
    Capital One Financial.............            43,300        3,646,293
    CIGNA.............................            39,200        3,197,544
    CIT Group.........................           146,500        6,712,630
    Citigroup.........................           689,400       33,215,291
    Countrywide Financial.............           251,400        9,304,314
    Everest Re Group..................            45,200        4,048,112
    Freddie Mac.......................           180,300       13,288,110
    Goldman Sachs Group...............            34,700        3,610,188
    J.P. Morgan Chase.................           475,240       18,539,112
    Lehman Brothers Holdings..........            64,300        5,624,964
    MBNA..............................           215,900        6,086,221
    Mellon Financial..................           194,600        6,054,006
    Merrill Lynch.....................           154,100        9,210,557
    Morgan Stanley....................           271,900       15,095,888
    Nationwide Financial Services
     Class A..........................            82,200        3,142,506
    North Fork Bancorporation.........           134,400        3,877,440
    PMI Group.........................           136,300        5,690,525
    PNC Financial Services Group......            50,500        2,900,720
    Prudential Financial..............           176,200        9,683,952
    U.S. Bancorp......................           286,760        8,981,323
    Washington Mutual.................            88,600        3,746,008
  + Wellpoint.........................            95,800       11,017,000
    Wells Fargo.......................           143,100        8,893,665
    Zions Bancorporation..............            60,300        4,102,209
                                                           --------------
                                                              259,582,299
                                                           --------------

                            Social Awareness Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE-15.42%
    Abbott Laboratories...............           604,400   $   28,195,260
    Allergan..........................            64,400        5,220,908
  + Amgen.............................           242,500       15,556,375
    Bard (C.R.).......................            82,600        5,284,748
    Baxter International..............            85,200        2,942,808
    Beckman Coulter...................            79,300        5,312,307
    Becton, Dickinson.................           120,500        6,844,400
    Biomet............................           109,800        4,764,222
  + Express Scripts Class A...........            67,500        5,159,700
  + Forest Laboratories...............            63,200        2,835,152
  + Genentech.........................           125,100        6,810,444
  + Gilead Sciences...................           172,200        6,025,278
    GlaxoSmithKline ADR...............           452,100       21,425,019
    Guidant...........................           130,900        9,437,890
    Lilly (Eli).......................           295,300       16,758,275
  + MedImmune.........................           186,400        5,053,304
    Medtronic.........................           177,200        8,801,524
    PerkinElmer.......................           252,000        5,667,480
    Quest Diagnostics.................            56,400        5,389,020
    UnitedHealth Group................            81,000        7,130,430
  + Zimmer Holdings...................            40,900        3,276,908
                                                           --------------
                                                              177,891,452
                                                           --------------
    MEDIA-5.01%
    Clear Channel Communications......           200,070        6,700,344
  + Comcast Class A...................           122,900        4,090,112
  + Comcast Special Class A...........           319,080       10,478,587
    Disney (Walt).....................           427,000       11,870,600
    Knight-Ridder.....................            58,900        3,942,766
    Omnicom Group.....................            34,100        2,875,312
  + Time Warner.......................           916,850       17,823,565
                                                           --------------
                                                               57,781,286
                                                           --------------
    REAL ESTATE-1.39%
    Equity Office Properties Trust....           193,300        5,628,896
    Mills.............................            57,900        3,691,704
    ProLogis..........................           156,300        6,772,479
                                                           --------------
                                                               16,093,079
                                                           --------------
    TECHNOLOGY-17.28%
    Adobe Systems.....................           144,400        9,059,656
  + Applied Materials.................           194,000        3,317,400
  + Cisco Systems.....................         1,194,000       23,044,200

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    TECHNOLOGY (CONTINUED)
  + Dell..............................           469,700   $   19,793,158
  + DST Systems.......................           103,700        5,404,844
  + eBay..............................            39,500        4,593,060
  + Electronic Arts...................            90,700        5,594,376
  + EMC...............................           446,800        6,643,916
    Hewlett-Packard...................           477,701       10,017,390
    Intel.............................           923,800       21,607,682
  + InterActiveCorp...................           170,700        4,714,734
  + Intuit............................            97,200        4,277,772
  + Juniper Networks..................           178,700        4,858,853
    Microsoft.........................         1,185,800       31,672,718
    National Semiconductor............           201,200        3,611,540
  + NEXTEL Communications Class A.....           249,300        7,479,000
    Nokia ADR.........................           300,800        4,713,536
  + Oracle............................           365,000        5,007,800
    QUALCOMM..........................           110,400        4,680,960
  + SanDisk...........................           148,600        3,710,542
    Sony ADR..........................            73,000        2,844,080
  + Storage Technology................           102,700        3,246,347
    Texas Instruments.................           385,700        9,495,934
                                                           --------------
                                                              199,389,498
                                                           --------------
    TRANSPORTATION-0.93%
    FedEx.............................           109,500       10,784,655
                                                           --------------
                                                               10,784,655
                                                           --------------
    UTILITIES-1.80%
    NSTAR.............................            78,500        4,260,980
    ONEOK.............................           154,400        4,388,048
    Puget Energy......................           173,800        4,292,860
    Questar...........................           154,000        7,847,840
                                                           --------------
                                                               20,789,728
                                                           --------------
    TOTAL COMMON STOCK (COST
     $829,521,050)....................                      1,132,810,712
                                                           --------------
                                              PRINCIPAL
                                               AMOUNT
    *DISCOUNT NOTES- 1.76%
    Fannie Mae 2.05% 1/10/05..........       $20,265,000       20,253,550
                                                           --------------
    TOTAL DISCOUNT NOTES (COST
     $20,253,550).....................                         20,253,550
                                                           --------------

TOTAL MARKET VALUE OF SECURITIES-99.94% (COST
 $849,774,600)..............................................   1,153,064,262
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.06%.......         747,894
                                                              --------------
NET ASSETS APPLICABLE TO 39,740,933 SHARES
 OUTSTANDING-100.00%........................................  $1,153,812,156
                                                              ==============
NET ASSET VALUE-SOCIAL AWARENESS FUND STANDARD CLASS
 ($1,111,254,014 / 38,274,441 SHARES).......................         $29.034
                                                                     =======
NET ASSET VALUE-SOCIAL AWARENESS FUND SERVICE CLASS
 ($42,558,142 / 1,466,492 SHARES)...........................         $29.020
                                                                     =======

                            Social Awareness Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $1,065,199,316
Undistributed net investment income.........................       4,809,518
Accumulated net realized loss on investments................    (219,486,340)
Net unrealized appreciation of investments..................     303,289,662
                                                              --------------
Total net assets............................................  $1,153,812,156
                                                              ==============

------------------
+Non-income producing security for the year ended December 31, 2004.

*The interest rate shown is the yield at the time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes

                            Social Awareness Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2004

INVESTMENT INCOME:
Dividends..............................................  $ 19,236,070
Interest...............................................       165,214
Foreign tax withheld...................................        (7,062)
                                                         ------------
                                                           19,394,222
                                                         ------------
EXPENSES:
Management fees........................................     3,808,762
Accounting and administration expenses.................       447,936
Reports and statements to shareholders.................        90,138
Distribution expenses-Service Class....................        53,246
Custodian fees.........................................        31,190
Professional fees......................................        21,855
Trustees' fees.........................................         6,775
Other..................................................        86,866
                                                         ------------
                                                            4,546,768
Less expense paid indirectly...........................        (1,495)
                                                         ------------
Total expenses.........................................     4,545,273
                                                         ------------
NET INVESTMENT INCOME..................................    14,848,949
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................    43,097,370
Net change in unrealized appreciation/depreciation of
 investments...........................................    73,359,886
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   116,457,256
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $131,306,205
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                            12/31/04         12/31/03
                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income..................  $   14,848,949   $    9,197,558
Net realized gain (loss) on
 investments...........................      43,097,370      (12,385,211)
Net change in unrealized
 appreciation/depreciation of
 investments...........................      73,359,886      262,998,168
                                         --------------   --------------
Net increase in net assets resulting
 from operations.......................     131,306,205      259,810,515
                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class........................      (9,861,247)      (7,960,206)
 Service Class.........................        (225,951)         (24,150)
                                         --------------   --------------
                                            (10,087,198)      (7,984,356)
                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................      42,308,378       24,671,299
 Service Class.........................      34,879,378        6,998,441
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class........................       9,861,247        7,960,206
 Service Class.........................         225,951           24,150
                                         --------------   --------------
                                             87,274,954       39,654,096
                                         --------------   --------------
Cost of shares repurchased:
 Standard Class........................    (120,724,634)     (79,612,538)
 Service Class.........................      (3,300,484)        (170,089)
                                         --------------   --------------
                                           (124,025,118)     (79,782,627)
                                         --------------   --------------
Decrease in net assets derived from
 capital share transactions............     (36,750,164)     (40,128,531)
                                         --------------   --------------
NET INCREASE IN NET ASSETS.............      84,468,843      211,697,628
NET ASSETS:
Beginning of year......................   1,069,343,313      857,645,685
                                         --------------   --------------
End of year (including undistributed
 net investment income of $4,809,518
 and $1,759,422, respectively).........  $1,153,812,156   $1,069,343,313
                                         ==============   ==============

                             See accompanying notes

                            Social Awareness Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     SOCIAL AWARENESS FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                               12/31/04         12/31/03(1)         12/31/02          12/31/01          12/31/00
                                              -----------------------------------------------------------------------------------
Net asset value, beginning of period........  $   26.001        $   19.875         $   25.810        $   37.208        $   44.292

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................       0.368             0.222              0.233             0.227             0.267
Net realized and unrealized gain (loss) on
 investments................................       2.921             6.099             (5.951)           (2.822)           (3.549)
                                              ----------        ----------         ----------        ----------        ----------
Total from investment operations............       3.289             6.321             (5.718)           (2.595)           (3.282)
                                              ----------        ----------         ----------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................      (0.256)           (0.195)            (0.217)           (0.174)           (0.282)
Net realized gain on investments............           -                 -                  -            (8.629)           (3.520)
                                              ----------        ----------         ----------        ----------        ----------
Total dividends and distributions...........      (0.256)           (0.195)            (0.217)           (8.803)           (3.802)
                                              ----------        ----------         ----------        ----------        ----------

Net asset value, end of period..............  $   29.034        $   26.001         $   19.875        $   25.810        $   37.208
                                              ==========        ==========         ==========        ==========        ==========

Total return(3).............................      12.70%            31.86%            (22.14%)           (9.50%)           (8.33%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....  $1,111,254        $1,062,079         $  857,646        $1,274,803        $1,510,276
Ratio of expenses to average net assets.....       0.41%             0.43%              0.40%             0.40%             0.38%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly.................................       0.41%             0.43%              0.42%             0.40%             0.38%
Ratio of net investment income to average
 net assets.................................       1.38%             0.99%              1.03%             0.75%             0.64%
Ratio of net investment income to average
 net assets prior to fees waived and expense
 paid indirectly............................       1.38%             0.99%              1.01%             0.75%             0.64%
Portfolio turnover..........................         38%               60%                32%               49%               76%

------------------
(1)Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                            Social Awareness Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                      SOCIAL AWARENESS FUND SERVICE CLASS

                                                                YEAR     5/15/03(1)
                                                               ENDED         TO
                                                              12/31/04    12/31/03
                                                              --------   ----------
Net asset value, beginning of period........................  $25.991      $21.631

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................    0.300        0.107
Net realized and unrealized gain on investments.............    2.918        4.419
                                                              -------      -------
Total from investment operations............................    3.218        4.526
                                                              -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................   (0.189)      (0.166)
                                                              -------      -------
Total dividends and distributions...........................   (0.189)      (0.166)
                                                              -------      -------

Net asset value, end of period..............................  $29.020      $25.991
                                                              =======      =======

Total return(3).............................................   12.42%       20.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................  $42,558      $ 7,265
Ratio of expenses to average net assets.....................    0.66%        0.68%
Ratio of net investment income to average net assets........    1.13%        0.72%
Portfolio turnover..........................................      38%          60%(4)

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                            Social Awareness Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004 were $1,495. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $413,883.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004 fees for these services amounted to $19,053.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

                           Social Awareness Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $337,403
Accounting and Administration Fees Payable to DSC...........    71,271
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................    21,748

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $401,529,385 and sales of $434,266,995 of investment securities other than short-term investments. At December 31, 2004, the cost of investments for federal income tax purposes was $853,151,462. At December 31, 2004, net unrealized appreciation was $299,912,800 of which $316,581,394 related to unrealized appreciation of investments and $16,668,594 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                              YEAR               YEAR
                                              ENDED             ENDED
                                            12/31/04           12/31/03
                                           -----------        ----------
Ordinary income..........................  $10,087,198        $7,984,356

In addition, the Fund declared an ordinary income consent dividend of $1,711,655 for the year ended December 31, 2003. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest..........................   $1,065,199,316
Undistributed ordinary income..........................        4,809,518
Capital loss carryforwards.............................     (216,109,478)
Unrealized appreciation of investments.................      299,912,800
                                                          --------------
Net assets.............................................   $1,153,812,156
                                                          ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of the consent dividend. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET
INVESTMENT INCOME           PAID-IN CAPITAL
-----------------           ---------------
  $(1,711,655)                $1,711,655

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $43,055,031 was utilized in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $206,649,982 expires in 2010 and $9,459,496 expires in 2011.

                           Social Awareness Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/04          12/31/03
                                             ----------        ----------
Shares sold:
 Standard Class............................   1,583,807         1,094,728
 Service Class.............................   1,302,633           285,253
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     357,758           323,467
 Service Class.............................       8,198               981
                                             ----------        ----------
                                              3,252,396         1,704,429
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (4,514,952)       (3,721,571)
 Service Class.............................    (123,844)           (6,729)
                                             ----------        ----------
                                             (4,638,796)       (3,728,300)
                                             ----------        ----------
Net decrease...............................  (1,386,400)       (2,023,871)
                                             ==========        ==========

6. MARKET RISK
The fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

7. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the Agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
     --                      100%                     100%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                           Social Awareness Fund- 12

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Social Awareness Fund

We have audited the accompanying statement of net assets of the Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                           Social Awareness Fund- 13

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer), Lincoln National Corporation
                                                              (insurance holding company; Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54

                           Social Awareness Fund- 14

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2) The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                           Social Awareness Fund- 15

                           SPECIAL OPPORTUNITIES FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Special Opportunities Fund
                               Annual Report
                               December 31, 2004

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- SPECIAL OPPORTUNITIES FUND

INDEX

COMMENTARY
DISCLOSURE OF FUND EXPENSES
SECTOR ALLOCATIONS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
ANNUAL REPORT COMMENTARY
For the year ended December 31, 2004

Managed by:

                                                      (DELAWARE INVESTMENT LOGO)

The Fund returned 22.8% (Standard Class shares with distributions reinvested) for the fiscal year 2004, while its style specific benchmark, the Russell MidCap Value Index*, returned 23.7%.

Equity markets had another strong year in 2004, particularly in the mid cap and small cap segments. The major factors driving stock prices higher during 2004 included:

- Continuing strong corporate profit growth.

- Low inflation and low interest rate environment.

- Significant excess cash flow generation.

Despite the Fund's overall strong performance for the year, its return slightly lagged that of its benchmark index. During 2004, equity markets returned to an emphasis on stocks that exhibit high quality such as strong balance sheets and free cash flow, which benefited the Fund's performance. Holdings in capital spending, financial services, consumer staples and utilities contributed positively to the Fund's overall return versus that of the benchmark index. That positive contribution was negatively impacted, in part, by stock selection in the technology sector and an underweight in Real Estate Investment Trusts (REIT's).

Looking forward, we believe the foundation for the U.S. economy is reasonably solid. Gross Domestic Product (GDP) is likely to continue growing at or slightly below long-term trend levels and corporate earnings should, likewise, continue to grow in 2005.

Christopher S. Beck
Christopher S. Adams
Michael S. Morris
Donald G. Padilla

Growth of $10,000 invested 12/31/94 through 12/31/04
(LINE GRAPH)

                                                                 SPECIAL OPPORTUNITIES FUND
                                                                   STANDARD CLASS SHARES            RUSSELL MIDCAP VALUE INDEX
                                                                 --------------------------         --------------------------
12/31/94                                                                    10000                            10000
                                                                            13186                            13493
                                                                            15363                            16227
                                                                            19688                            21804
                                                                            21024                            22912
                                                                            20083                            22887
                                                                            23304                            27277
                                                                            23807                            27911
                                                                            21010                            25219
                                                                            28151                            34819
12/31/04                                                                    34558                            43073

This chart illustrates, hypothetically, that $10,000 was invested in the Special Opportunities Fund Standard Class shares on 12/31/94. As the chart shows, by December 31, 2004, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $34,558. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $43,073. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns
on investment                                  Ended
Standard Class Shares                          12/31/04
-------------------------------------------------------
One Year                                        +22.76%
-------------------------------------------------------
Five Years                                      +11.47%
-------------------------------------------------------
Ten Years                                       +13.20%
-------------------------------------------------------

The Service Class shares total return was 24.00% for the period from 5/19/04 (commencement of operations) to 12/31/04.

* Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

                         Special Opportunities Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND

DISCLOSURE
     OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The expenses shown in the table assume reinvestment of all dividends and distributions.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                             Beginning     Ending                  Paid During
                              Account      Account    Annualized     Period
                               Value        Value      Expense      7/1/04 to
                               7/1/04     12/31/04      Ratios      12/31/04*
------------------------------------------------------------------------------
ACTUAL FUND RETURN
Standard Class               $1,000.00    $1,147.70      0.47%        $2.54
Service Class                 1,000.00     1,146.30      0.73%         3.94
------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Standard Class               $1,000.00    $1,022.77      0.47%        $2.39
Service Class                 1,000.00     1,021.47      0.73%         3.71
------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                         Special Opportunities Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND

SECTOR ALLOCATIONS

AS OF DECEMBER 31, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
                         SECTOR                            OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   95.28%
------------------------------------------------------------------------
Basic Industries                                                8.11%
Business Services                                               1.14%
Capital Spending                                                4.49%
Conglomerates                                                   1.22%
Consumer Cyclical                                               5.69%
Consumer Services                                              13.62%
Consumer Staples                                                3.96%
Energy                                                          9.42%
Financial Services                                             19.05%
Healthcare                                                      7.79%
Real Estate                                                     3.77%
Technology                                                      9.47%
Transportation                                                  0.93%
Utilities                                                       6.62%
------------------------------------------------------------------------
COMMERCIAL PAPER                                                4.49%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.77%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.23%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

                         Special Opportunities Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS
December 31, 2004

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK-95.28%
    BASIC INDUSTRIES-8.11%
    Bemis..............................           70,000   $    2,036,300
    Eastman Chemical...................           66,800        3,856,364
    Engelhard..........................           66,900        2,051,823
    Georgia-Pacific....................          132,400        4,962,352
    Lubrizol...........................           58,600        2,159,996
    Monsanto...........................           54,200        3,010,810
    Nucor..............................           79,000        4,134,860
    Officemax..........................           64,300        2,017,734
  + Pactiv.............................          163,600        4,137,444
    PPG Industries.....................           63,500        4,328,160
    Praxair............................           54,200        2,392,930
    Rohm & Haas........................           34,900        1,543,627
    RPM International..................          139,500        2,742,570
    Sherwin-Williams...................           63,700        2,842,931
    Sigma-Aldrich......................           30,000        1,813,800
    Sonoco Products....................           94,900        2,813,785
    St. Joe............................           94,700        6,079,740
                                                           --------------
                                                               52,925,226
                                                           --------------
    BUSINESS SERVICES-1.14%
    Deluxe.............................           54,300        2,027,019
    Donnelley (R.R.) & Sons............           38,700        1,365,723
    Manpower...........................           83,400        4,028,220
                                                           --------------
                                                                7,420,962
                                                           --------------
    CAPITAL SPENDING-4.49%
    Cummins............................           57,000        4,776,030
  + Energizer Holdings.................           68,000        3,378,920
    Harsco.............................           81,900        4,565,106
    Ingersoll-Rand Class A.............           21,200        1,702,360
  + Jacobs Engineering Group...........           39,800        1,902,042
    PACCAR.............................           54,000        4,345,920
    Parker Hannifin....................           60,500        4,582,270
    Republic Services Class A..........          120,300        4,034,862
                                                           --------------
                                                               29,287,510
                                                           --------------
    CONGLOMERATES-1.22%
    SPX................................           58,900        2,359,534
    Textron............................           75,700        5,586,660
                                                           --------------
                                                                7,946,194
                                                           --------------
    CONSUMER CYCLICAL-5.69%
    Borg Warner........................           56,200        3,044,354
    Centex.............................           63,200        3,765,456
    D.R. Horton........................          124,150        5,004,487
    Delphi.............................          200,000        1,804,000
    Eaton..............................           43,600        3,154,896
    Furniture Brands International.....          119,800        3,000,990
    Johnson Controls...................           90,400        5,734,976
    KB Home............................           60,600        6,326,640
    Lear...............................           54,200        3,306,742
    Magna International Class A........           23,800        1,964,690
                                                           --------------
                                                               37,107,231
                                                           --------------
    CONSUMER SERVICES-13.62%
    Albertson's........................          102,800        2,454,864
  + AnnTaylor Stores...................          170,850        3,678,401
  + AutoNation.........................          147,200        2,827,712

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    Belo Class A.......................          105,200   $    2,760,448
  + Caesars Entertainment..............          271,900        5,476,066
    Claire's Stores....................           81,400        1,729,750
    CVS................................           75,100        3,384,757
    Eastman Kodak......................          126,000        4,063,500
    Federated Department Stores........          115,000        6,645,849
    Fortune Brands.....................           80,200        6,189,836
    Hasbro.............................          123,000        2,383,740
    Hearst-Argyle Television...........           67,000        1,767,460
    Jones Apparel Group................          107,000        3,912,990
    Knight-Ridder......................           32,200        2,155,468
    Limited Brands.....................           39,320          905,146
    Marriott International Class A.....           77,400        4,874,652
  + Mediacom Communications............          270,800        1,692,500
    Reebok International...............           99,800        4,391,200
    Saks...............................          153,900        2,233,089
  + Scholastic.........................           62,500        2,310,000
    Sears, Roebuck.....................           99,900        5,097,897
    ServiceMaster......................          190,300        2,624,237
    Starwood Hotels & Resorts
     Worldwide.........................           52,000        3,036,800
  + Take-Two Interactive Software......           66,000        2,296,140
    Tiffany & Co.......................          118,700        3,794,839
    VF Corp............................           68,800        3,810,144
    Wendy's International..............           60,700        2,383,082
                                                           --------------
                                                               88,880,567
                                                           --------------
    CONSUMER STAPLES-3.96%
    Archer-Daniels-Midland.............          201,300        4,491,003
  + Constellation Brands...............          108,600        5,050,986
    Hershey Foods......................           60,000        3,332,400
    Reynolds American..................           71,000        5,580,600
  + Smithfield Foods...................          143,900        4,258,001
    Tyson Foods Class A................          168,900        3,107,760
                                                           --------------
                                                               25,820,750
                                                           --------------
    ENERGY-9.42%
    Amerada Hess.......................           37,000        3,048,060
    Chesapeake Energy..................          251,800        4,154,700
    El Paso............................          407,500        4,238,000
    ENSCO International................          123,100        3,907,194
    Equitable Resources................           76,300        4,628,358
    Kerr-McGee.........................           74,000        4,276,460
    KeySpan............................           87,000        3,432,150
    Marathon Oil.......................          131,600        4,949,476
  + Newfield Exploration...............           79,300        4,682,665
    Questar............................           49,000        2,497,040
  + Rowan..............................          153,600        3,978,240
    Sempra Energy......................          107,000        3,924,760
    Unocal.............................          137,700        5,954,148
    Valero Energy......................          109,000        4,948,600
    Williams...........................          175,000        2,850,750
                                                           --------------
                                                               61,470,601
                                                           --------------
    FINANCIAL SERVICES-19.05%
    AMBAC Financial Group..............           25,700        2,110,741
    American Financial Group...........           57,300        1,794,063
    Associated Banc-Corp...............          124,500        4,134,645

                         Special Opportunities Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    FINANCIAL SERVICES (CONTINUED)
    Astoria Financial..................           71,300   $    2,849,861
    Bear Stearns.......................           62,000        6,343,219
    Berkley (W.R.).....................           79,000        3,726,430
    CIT Group..........................           93,200        4,270,424
    Comerica...........................           64,100        3,911,382
    Compass Bancshares.................           91,900        4,472,773
    Countrywide Financial..............          157,598        5,832,701
    Edwards (A.G.).....................           58,400        2,523,464
    Everest Re Group...................           19,000        1,701,640
    Fidelity National Financial........          109,210        4,987,621
    First Horizon National.............           96,200        4,147,182
    Independence Community Bank........           58,400        2,486,672
    Loews..............................           62,000        4,358,600
    Manulife Financial.................           86,763        4,008,451
    Marshall & Ilsley..................           73,800        3,261,960
    MBIA...............................           89,900        5,688,872
    Nationwide Financial Services Class
     A.................................           59,600        2,278,508
    Northern Trust.....................           77,500        3,764,950
    Old Republic International.........          115,800        2,929,740
    Popular............................          181,600        5,235,528
    Protective Life....................           71,000        3,030,990
    Radian Group.......................           72,000        3,833,280
    Raymond James Financial............           77,700        2,407,146
    Regions Financial..................          130,000        4,626,700
    St. Paul Travelers.................          103,500        3,836,745
    StanCorp Financial Group...........           45,000        3,712,500
    TCF Financial......................           99,800        3,207,572
    Torchmark..........................           76,000        4,342,640
    Wachovia...........................           68,441        3,599,997
    Zions Bancorporation...............           72,100        4,904,963
                                                           --------------
                                                              124,321,960
                                                           --------------
    HEALTHCARE-7.79%
    Aetna..............................           31,300        3,904,675
    Bausch & Lomb......................           34,900        2,249,654
    Becton, Dickinson..................           68,700        3,902,160
    CIGNA..............................           44,400        3,621,708
  + Community Health Systems...........          137,000        3,819,560
  + Health Net Class A.................          101,100        2,918,757
    Hillenbrand Industries.............           46,500        2,582,610
  + Lincare Holdings...................           61,600        2,627,240
    McKesson...........................          128,400        4,039,464
  + MedImmune..........................           68,100        1,846,191
    Mylan Laboratories.................          205,300        3,629,704
    Omnicare...........................          116,600        4,036,692
  + Service International..............          449,700        3,350,265
  + Tenet Healthcare...................          270,600        2,971,188
  + Watson Pharmaceuticals.............          161,800        5,308,658
                                                           --------------
                                                               50,808,526
                                                           --------------
    REAL ESTATE-3.77%
    Apartment Investment & Management
     Class.............................           79,300        3,056,222
    Archstone-Smith Trust..............          103,800        3,975,540
    Boston Properties..................           60,600        3,919,002
    Kimco Realty.......................           58,800        3,409,812
    Mack-Cali Realty...................           63,200        2,909,096

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    REAL ESTATE (CONTINUED)
    New Plan Excel Realty Trust........          109,900   $    2,976,092
    Simon Property Group...............           67,400        4,358,758
                                                           --------------
                                                               24,604,522
                                                           --------------
    TECHNOLOGY-9.47%
    Adobe Systems......................           47,300        2,967,602
  + Agilent Technologies...............          134,400        3,239,040
  + Alliant Techsystems................           24,000        1,569,120
  + Apple Computer.....................           59,300        3,818,920
  + Avnet..............................           97,300        1,774,752
  + Citrix Systems.....................           85,400        2,094,862
  + Computer Sciences..................           77,200        4,351,764
    Goodrich...........................           83,800        2,735,232
  + International Rectifier............           78,300        3,489,831
    National Semiconductor.............          154,800        2,778,660
  + NCR................................           64,000        4,430,720
    Pitney Bowes.......................           37,200        1,721,616
  + Polycom............................          111,300        2,595,516
    Rockwell Automation................          121,300        6,010,415
  + Sanmina............................          272,500        2,308,075
    Scientific-Atlanta.................           44,400        1,465,644
  + Storage Technology.................          130,100        4,112,461
    Symbol Technologies................          264,700        4,579,310
    Tektronix..........................           92,400        2,791,404
  + Thermo Electron....................           98,500        2,973,715
                                                           --------------
                                                               61,808,659
                                                           --------------
    TRANSPORTATION-0.93%
    Canadian National Railway..........           52,050        3,188,063
    CSX................................           44,000        1,763,520
    Norfolk Southern...................           31,200        1,129,128
                                                           --------------
                                                                6,080,711
                                                           --------------
    UTILITIES-6.62%
    CenturyTel.........................          103,100        3,656,957
    DTE Energy.........................           56,000        2,415,280
    Edison International...............          199,900        6,402,797
    Energy East........................          116,000        3,094,880
    Great Plains Energy................           69,500        2,104,460
  + PG&E...............................          108,500        3,610,880
    PPL................................           93,000        4,955,040
    Public Service Enterprise Group....          113,300        5,865,541
    TXU................................          125,500        8,102,280
    Wisconsin Energy...................           88,000        2,966,480
                                                           --------------
                                                               43,174,595
                                                           --------------
    TOTAL COMMON STOCK (COST
     $428,149,797).....................                       621,658,014
                                                           --------------
                                              PRINCIPAL
                                                AMOUNT
    *COMMERCIAL PAPER-4.49%
    KFW International Finance 2.241%
     1/6/05............................       $4,000,000        3,998,756
    Starbird Funding 2.20% 1/3/05......       10,325,000       10,323,738
    Steamboat Funding 2.341% 1/6/05....       15,000,000       14,995,125
                                                           --------------
    TOTAL COMMERCIAL PAPER (COST
     $29,317,619)......................                        29,317,619
                                                           --------------

                         Special Opportunities Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.77% (COST
 $457,467,416)..............................................  $650,975,633
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.23%.......     1,494,590
                                                              ------------
NET ASSETS APPLICABLE TO 18,068,119 SHARES
 OUTSTANDING-100.00%........................................  $652,470,223
                                                              ============
NET ASSET VALUE-SPECIAL OPPORTUNITIES FUND STANDARD CLASS
 ($652,223,733 / 18,061,291 SHARES).........................       $36.112
                                                                   =======
NET ASSET VALUE-SPECIAL OPPORTUNITIES FUND SERVICE CLASS
 ($246,490 / 6,828 SHARES)..................................       $36.099
                                                                   =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $434,322,736
Undistributed net investment income.........................     1,986,716
Accumulated net realized gain on investments................    22,652,481
Net unrealized appreciation of investments and foreign
 currencies.................................................   193,508,290
                                                              ------------
Total net assets............................................  $652,470,223
                                                              ============

------------------
+Non-income producing security for the year ended December 31, 2004.

*The interest rate shown is the yield at the time of purchase.

                             See accompanying notes

                         Special Opportunities Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends..............................................  $ 10,581,652
Interest...............................................       250,822
Foreign tax withheld...................................       (20,770)
                                                         ------------
                                                           10,811,704
                                                         ------------
EXPENSES:
Management fees........................................     2,268,296
Accounting and administration expenses.................       273,575
Reports and statements to shareholders.................        50,336
Custodian fees.........................................        18,909
Professional fees......................................        18,183
Trustees' fees.........................................         6,774
Distribution expenses--Service Class...................            86
Other..................................................        35,571
                                                         ------------
                                                            2,671,730
Less expense paid indirectly...........................          (710)
                                                         ------------
Total expenses.........................................     2,671,020
                                                         ------------
NET INVESTMENT INCOME..................................     8,140,684
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain on:
 Investments...........................................    37,502,796
 Foreign currencies....................................           725
                                                         ------------
Net realized gain......................................    37,503,521
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies....................    75,619,194
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES....................................   113,122,715
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $121,263,399
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                              12/31/04       12/31/03
                                            ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.....................  $  8,140,684   $  7,189,387
Net realized gain on investments and
 foreign currencies.......................    37,503,521      8,601,813
Net change in unrealized
 appreciation/depreciation of investments
 and foreign currencies...................    75,619,194    122,584,528
                                            ------------   ------------
Net increase in net assets resulting from
 operations...............................   121,263,399    138,375,728
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (6,883,198)    (6,035,654)
 Service Class............................          (861)             -
                                            ------------   ------------
                                              (6,884,059)    (6,035,654)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................    20,158,790      6,960,156
 Service Class............................       236,019              -
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     6,883,198      6,035,654
 Service Class............................           744              -
                                            ------------   ------------
                                              27,278,751     12,995,810
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (30,352,168)   (44,150,273)
 Service Class............................        (5,726)            --
                                            ------------   ------------
                                             (30,357,894)   (44,150,273)
                                            ------------   ------------
Decrease in net assets derived from
 capital share transactions...............    (3,079,143)   (31,154,463)
                                            ------------   ------------
NET INCREASE IN NET ASSETS................   111,300,197    101,185,611
NET ASSETS:
Beginning of year.........................   541,170,026    439,984,415
                                            ------------   ------------
End of year (including undistributed net
 investment income of $1,986,716 and
 $1,699,505, respectively)................  $652,470,223   $541,170,026
                                            ============   ============

                             See accompanying notes

                         Special Opportunities Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       SPECIAL OPPORTUNITIES FUND STANDARD CLASS
                                                                                      YEAR ENDED
                                                      12/31/04        12/31/03(1)        12/31/02        12/31/01        12/31/00
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period................  $ 29.753         $ 22.471          $ 26.006        $ 25.846        $ 28.225

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)............................     0.452            0.390             0.418           0.431           0.536
Net realized and unrealized gain (loss) on
 investments and foreign currencies.................     6.292            7.227            (3.467)          0.098           3.153
                                                      --------         --------          --------        --------        --------
Total from investment operations....................     6.744            7.617            (3.049)          0.529           3.689
                                                      --------         --------          --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................    (0.385)          (0.335)           (0.365)         (0.369)         (0.494)
Net realized gain on investments....................         -                -            (0.121)              -          (5.574)
                                                      --------         --------          --------        --------        --------
Total dividends and distributions...................    (0.385)          (0.335)           (0.486)         (0.369)         (6.068)
                                                      --------         --------          --------        --------        --------

Net asset value, end of period......................  $ 36.112         $ 29.753          $ 22.471        $ 26.006        $ 25.846
                                                      ========         ========          ========        ========        ========

Total return(3).....................................    22.76%           33.99%           (11.75%)          2.16%          16.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............  $652,224         $541,170          $439,984        $539,870        $536,287
Ratio of expenses to average net assets.............     0.47%            0.52%             0.47%           0.48%           0.49%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly............     0.47%            0.52%             0.49%           0.48%           0.49%
Ratio of net investment income to average net
 assets.............................................     1.43%            1.56%             1.67%           1.65%           2.15%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly...     1.43%            1.56%             1.65%           1.65%           2.15%
Portfolio turnover..................................       36%              80%               55%             73%             75%

------------------
(1)Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                         Special Opportunities Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                    SPECIAL OPPORTUNITIES FUND SERVICE CLASS

                                                              5/19/04(1)
                                                                  TO
                                                               12/31/04
                                                              ----------
Net asset value, beginning of period........................    $29.463

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................      0.234
Net realized and unrealized gain on investments and foreign
 currencies.................................................      6.747
                                                                -------
Total from investment operations............................      6.981
                                                                -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (0.345)
                                                                -------
Total dividends and distributions...........................     (0.345)
                                                                -------

Net asset value, end of period..............................    $36.099
                                                                =======

Total return(3).............................................     24.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................    $   246
Ratio of expenses to average net assets.....................      0.72%
Ratio of net investment income to average net assets........      1.19%
Portfolio turnover(4).......................................        36%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

                             See accompanying notes

                         Special Opportunities Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2004

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust and consists of 11 series: Aggressive Growth Fund, Bond Fund, Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, Growth and Income Fund, International Fund, Managed Fund, Money Market Fund, Social Awareness Fund, and Special Opportunities Fund. These financial statements and the related notes pertain to the Special Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 19, 2004. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all series within the Trust are allocated amongst the series on a pro-rata basis based on the number of series in the Trust. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2004 were $710. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2004, fees for these services amounted to $239,486.

                         Special Opportunities Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2004, fees for these support services amounted to $19,089.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $210,415
Accounting and Administration Fees Payable to DSC...........    43,327
Administration Fees Payable to Lincoln Life.................     3,250
Distribution Fees Payable to the Companies..................        74

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $202,115,939 and sales of $231,826,242 of investment securities other than short-term investments. At December 31, 2004, the cost of investments for federal income tax purposes was $457,574,801. At December 31, 2004, net unrealized appreciation was $193,400,832, of which $198,939,930 related to unrealized appreciation of investments and $5,539,098 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/04          12/31/03
                                            ----------        ----------
Ordinary income...........................  $6,884,059        $6,035,654

In addition, the Fund declared an ordinary income consent dividend of $970,139 for the year ended December 31, 2003. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest............................  $434,322,736
Undistributed ordinary income............................     3,016,876
Undistributed long-term capital gain.....................    21,729,706
Unrealized appreciation of investments and foreign
 currencies..............................................   193,400,905
                                                           ------------
Net assets...............................................  $652,470,223
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of consent dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

                               ACCUMULATED
UNDISTRIBUTED NET           NET REALIZED GAIN           PAID-IN
INVESTMENT INCOME                (LOSS)                 CAPITAL
-----------------           -----------------           --------
    $(969,414)                    $(725)                $970,139

For federal income tax purposes, $14,369,510 of capital loss carryforwards from prior years was utilized in 2004.

                         Special Opportunities Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR              YEAR
                                                ENDED            ENDED
                                              12/31/04*         12/31/03
                                              ---------        ----------
Shares sold:
 Standard Class.............................   633,586            267,024
 Service Class..............................     6,973                 --
Shares issued upon reinvestment of dividends
 and distributions:
 Standard Class.............................   205,010            216,262
 Service Class..............................        22                 --
                                              --------         ----------
                                               845,591            483,286
                                              --------         ----------
Shares repurchased:
 Standard Class.............................  (966,235)        (1,874,219)
 Service Class..............................      (167)                --
                                              --------         ----------
                                              (966,402)        (1,874,219)
                                              --------         ----------
Net decrease................................  (120,811)        (1,390,933)
                                              ========         ==========

------------------

* Service Class shares commenced operations on May 19, 2004.

6. LINE OF CREDIT
The Fund, along with certain other series in the Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2004, or at any time during the year.

7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

8. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME              TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTION            QUALIFYING
 (TAX BASIS)              (TAX BASIS)             (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           ------------           ------------
      --                     100%                     100%                    87%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Special Opportunities Fund- 12

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Special Opportunities Fund

We have audited the accompanying statement of net assets of the Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 9, 2005

                         Special Opportunities Fund- 13

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company. Executive Vice President, Lincoln Retirement
Fort Wayne, IN 46802        and Trustee  President and        Services Company, LLC; Second Vice President, Lincoln Life
DOB: 07/25/52                            Trustee since        & Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Advisory     Advisory Trustee     Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      Trustee      since May 2004; and  Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                     formerly Trustee     The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                            since August 2003    President and Treasurer, Lincoln National Corporation
                                                              (insurance holding company); Chief Financial Officer and
                                                              Second Vice President, Lincoln Life & Annuity Company of
                                                              New York; Treasurer and Assistant Secretary, Lincoln
                                                              Financial Group Foundation, Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon               Advisory     Advisory Trustee     Instructor, Assistant Professor, Economics and Management,
1300 S. Clinton Street      Trustee      since November 2004  DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley            Trustee      Trustee since        Director (Partner) Blue & Co., LLC
1300 S. Clinton Street                   August 2004
Fort Wayne, IN 46802
DOB: 02/23/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Assistant Secretary, Lincoln National Corporation
1300 S. Clinton Street                   February 1995
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operations,
1300 S. Clinton Street      Accounting   Officer since        Assistant Vice President, The Lincoln National Life
Fort Wayne, IN 46802        Officer      November 2003        Insurance Company; formerly Director of Compliance and
DOB: 07/04/59                                                 Business Consulting, Lincoln National Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President,      Vice President, Assistant Treasurer, and Assistant
1300 S. Clinton Street      President    Assistant            Secretary, The Lincoln National Life Insurance Company;
Fort Wayne, IN 46802        and          Treasurer, and       Second Vice President and Assistant Treasurer, Lincoln
DOB: 12/19/67               Assistant    Assistant Secretary  Life & Annuity Company of New York; formerly Investment
                            Treasurer    since August 2003    Portfolio Manager, Lincoln Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       The Administrative
1300 S. Clinton Street                   Management Group, Inc.;
Fort Wayne, IN 46802                     Lincoln Life Improved
DOB: 10/14/48                            Housing, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Gary D. Lemon                   12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 05/23/48
David H. Windley                12       Meridian Investment
1300 S. Clinton Street                   Advisors, Inc.; Eureka
Fort Wayne, IN 46802                     College; Indiana Health
DOB: 02/23/43                            Facility
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

                         Special Opportunities Fund- 14

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer(1)      Chief        Chief Compliance     Vice President and Chief Compliance Officer, Lincoln
1300 S. Clinton Street      Compliance   Officer since        National Corporation
Fort Wayne, IN 46802        Officer      September 2004
DOB: 01/30/51

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Therese M. Obringer(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/30/51

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)All of the executive officers are "interested persons" of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

(2)The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available without charge on the Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission's website at http://www.sec.gov.

                         Special Opportunities Fund- 15

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions. A copy of the code of ethics is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.

Item 3. Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that John B. Borsch, Nancy L. Frisby and David H. Windley are each an "audit committee financial expert" and are "independent," as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a) Audit Fees

Aggregate audit fees for the services that the Registrant's auditor provided to the Registrant totaled approximately $181,400 in 2004 and $168,600 in 2003, including fees associated with the annual audit and filings of the Registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees

Aggregate fees for the Registrant's audit-related services totaled approximately $0 in 2004 and $0 in 2003.

(c) Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2004 and $0 in 2003.

(d) All Other Fees

Aggregate fees for all other services that the Registrant's auditor provided to the Registrant not included above totaled approximately $0 in 2004 and $0 in 2003.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves each specific service the auditor will perform for the Registrant. The Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or rendered to the Registrant's investment adviser, any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, totaled approximately $446,330 in 2004 and $413,240 in 2003, including services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Principal Accountant's Independence

The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

      (a) The Registrant's president and chief accounting officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

      (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

      (b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

      (b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (REGISTRANT)

         /s/ Kelly D. Clevenger
         ----------------------
         Kelly D. Clevenger
         President
         (Signature and Title)

Date:  March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kelly D. Clevenger
    ----------------------
    Kelly D. Clevenger
    Chairman of the Board and President
    (Signature and Title)

Date:  March 8, 2005

By: /s/ Sheryl L. Sturgill
    ----------------------
    Sheryl L. Sturgill
    Chief Accounting Officer
    (Signature and Title)

Date:   March 8, 2005